UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 1 )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

FIRST AMERICAN FINANCIAL
CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Explanatory Note

This Amendment No. 1 amends and restates in its entirety the Definitive Proxy Statement that was filed by First American Financial Corporation (the “Company”) with the U.S. Securities and Exchange Commission on March 31, 2025 (the “Original Proxy Statement”) in connection with the Company’s 2025 annual meeting of stockholders on May 13, 2025. This Amendment No. 1 is being filed to reflect recent developments that are described in the Current Report on Form 8-K, filed by the Company on April 15, 2025, including the departure of the Company’s Chief Executive Officer, the appointment of a new Chief Executive Officer, the appointment of a new Chief Financial Officer, the appointment of an Executive Chairman and clerical corrections on page 68 and page 70 of this proxy statement.

20

24 Notice of annual meeting and proxy statement first American financial Corporation

2023 notice of annual meeting and proxy statement

First American Financial Corporation

April 16, 2025

Dear Fellow Stockholder,

You are cordially invited to attend our annual meeting of stockholders at 1:00 PM Pacific time, on May 13, 2025. This year’s annual meeting of stockholders will be held in a virtual-only meeting format online via live webcast using a unique link to be provided by email after registering at register.proxypush.com/FAF.

With this letter, we are including the notice for the annual meeting, the proxy statement and the proxy card. We are also including a copy of our 2024 annual report. More information regarding how to vote, participate in, and submit questions for the annual meeting can be found in the proxy statement.

We have made arrangements for you to vote your proxy over the Internet or by telephone, as well as by mail with the traditional proxy card. The proxy card contains instructions on these methods of voting.

Your vote is important. Whether or not you plan on participating in the virtual annual meeting on May 13, 2025, we hope you will vote as soon as possible.

Thank you for your continued support of First American Financial Corporation.

Dennis J. Gilmore Executive Chairman	Mark E. Seaton Chief Executive Officer

First American Financial Corporation	NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date	Matters to be voted on
May 13, 2025	Proposal		Board Recommendation
Time
1

Election of the three director nominees named in the accompanying proxy statement to serve as Class III directors on our board of directors for a three-year term expiring on the date of the 2028 annual meeting of stockholders

Vote For
1:00 PM Pacific Time
Website
	2	Approval, on an advisory basis, of our Company’s executive compensation	Vote For
register.proxypush.com/FAF
	3	Approval of an amendment to the Amended and Restated Certificate of Incorporation to provide for officer exculpation

	4	Approval of an amendment and restatement of the 2020 Incentive Compensation Plan

	5	Ratification of the selection of PricewaterhouseCoopers LLP as our Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025	Vote For

	6	Non-binding stockholder proposal requesting simple majority voting requirements, if properly presented at the meeting
Who can vote Only stockholders of record at the close of business on March 17, 2025 are entitled to notice of the meeting and an opportunity to vote.	At the meeting, we will also transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

This year’s meeting will be held in a virtual-only meeting format online via live webcast. To participate in the meeting, stockholders must go to register.proxypush.com/FAF with the control number provided on their proxy card or voting instruction form and register by following the instructions. Upon completing registration, a stockholder will receive further instructions via email, including a unique link that will allow that stockholder access to the meeting. During the meeting, stockholders may vote and submit questions. For additional information on voting at or participating in the meeting online, including how to submit questions, please see “Questions and Answers” on page 87.

Notice of Annual Meeting of Stockholders

How to vote your shares before the meeting

Your vote is very important. Please submit your vote by proxy as soon as possible via the Internet, telephone or mail. Brokers are not permitted to vote on certain proposals and may not vote on any of the proposals unless you provide voting instructions. Voting your shares will help to ensure that your interests are represented at the meeting.

VIA THE INTERNET Visit the website listed on your proxy card, notice or voting instruction form.	BY PHONE Call the phone number listed on your proxy card or voting instruction form.	Y	BY MAIL Complete, sign, date and return your proxy card or voting instruction form in the envelope provided.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 13, 2025: First American Financial Corporation’s notice of annual meeting and proxy statement, annual report and other proxy materials are available at www.firstam.com/proxymaterials.

Meeting Contingencies

In the event of a technical malfunction or other situation that the meeting chair determines may affect the ability of the meeting to satisfy the requirements for a meeting of stockholders to be held by means of remote communication under the Delaware General Corporation Law, or that otherwise makes it advisable to adjourn the meeting, the chair of the meeting will convene the meeting at 2:00 P.M. Pacific Time on the date specified above and at our address, 1 First American Way, Santa Ana, CA 92707, solely for the purpose of adjourning the meeting to reconvene at a date, time and physical or virtual location announced by the meeting chair. Under either of the foregoing circumstances, we will post information regarding the announcement on the Investors page of our website at investors.firstam.com.

Lisa W. Cornehl

Senior Vice President, Chief Legal Officer and Secretary

Santa Ana, California

April 16, 2025

First American Financial Corporation 2025 Proxy Statement | i

ii | 2025 Proxy Statement First American Financial Corporation

First American Financial Corporation

PROXY STATEMENT

Solicitation of Proxies by the Board of Directors

First American Financial Corporation's Notice of Annual Meeting, Proxy Statement, Annual Report and other proxy materials are available at www.firstam.com/proxymaterials

The board of directors (our “Board”) of First American Financial Corporation, a Delaware corporation (our “Company,” “we” or equivalent terms), is soliciting proxies from holders of our common stock for use at the annual meeting of our stockholders to be held on May 13, 2025, at 1:00 PM Pacific time. The meeting will be held in a virtual-only meeting format online via live webcast using a unique link to be provided by email after registering at register.proxypush.com/FAF. We have included information on how to vote, submit questions, and participate in the virtual meeting in the “Questions and Answers” section on pages 87-94.

We mailed the Original Proxy Statement and the proxy card enclosed therewith, notice of annual meeting, stockholders letter and 2024 annual report to our stockholders on or about March 31, 2025. In lieu of a proxy card, holders of shares held in street name through a bank, broker or other nominee are receiving a voting instruction form from their bank, broker or other nominee. As used herein, references to “proxy” or “proxy card” also refer to the voting instruction form provided to street name holders.

The remainder of this proxy statement has been divided into five sections. You should read all five sections before you vote.

I.
Proposals: this section provides information relating to the proposals to be voted on at the stockholders’ meeting.
II.
Required Information: this section contains information that is required by law to be included in this proxy statement and which has not been included in the other sections.
III.
Corporate Responsibility and Sustainability: this section highlights some of our efforts regarding human capital resources, sustainability and governance.
IV.
Questions and Answers: this section provides answers to a number of frequently asked questions related to the stockholders’ meeting.
V.
Other Information: this section provides other information regarding this proxy, including instructions about how to obtain a copy of our annual report.

The Compensation Discussion and Analysis section contains certain financial measures that are not presented in accordance with generally accepted accounting principles (“GAAP”). Please see Appendix A for the rationale behind the presentation of these measures and reconciliations of these amounts to the nearest GAAP financial measures.

As disclosed in the Current Report on Form 8-K filed by the Company with the U.S. Securities and Exchange Commission on April 15, 2025, Kenneth D. DeGiorgio was succeeded as Chief Executive Officer and a member of the Board of Directors of the Company by Mark E. Seaton on April 10, 2025. Matthew F. Wajner was promoted to the position of Chief Financial Officer on April 10, 2025. To assist with the transition, Dennis J. Gilmore was appointed as Executive Chairman from his current role as Chairman of the Board on April 10, 2025.

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Information Regarding the Nominees for Election

The following list provides information with respect to the three persons nominated and recommended to be elected as Class III directors by our Board, to serve for a three-year term expiring on the date of the 2028 annual meeting of stockholders. Each of the nominees currently serves as a director of our Company and was previously elected by stockholders at the 2022 annual meeting of stockholders.

REGINALD H. GILYARD
Age: 61 Director since: 2017 Committees: Governance Independent: Yes

Mr. Gilyard has been a senior advisor with The Boston Consulting Group, a global management consulting company, since 2012. From 2012 to 2017, he was dean of the Argyros School of Business and Economics at Chapman University. From 1996 to 2012, he held various other positions with The Boston Consulting Group, including as a partner and managing director. He is a director of CBRE Group, Inc. (NYSE: CBRE), a commercial real estate services and investment firm; Realty Income Corporation (NYSE: O), a real estate investment trust; and Orion Properties Inc. (NYSE: ONL), a suburban property focused net lease real estate investment trust. He began his career serving in the United States Air Force. With his in-depth understanding of the complexities of large businesses and keen grasp of customer needs across a variety of industry sectors, Mr. Gilyard brings to the Board a unique perspective on how we can make our operations more efficient and serve our customers better.

PARKER S. KENNEDY
Age: 77 Director since: 2010 Committees: Compensation Executive (chair) Independent: Yes

Mr. Kennedy is our chairman emeritus and lead independent director. He served as chairman of our Board from 2010 to 2022. Mr. Kennedy served as executive chairman of the Company from 2010 to 2012. From 2003 to 2010, he served as chairman and chief executive officer of The First American Corporation, the Company’s prior parent company, and as its president from 1993 to 2004. He served as a director of The First American Corporation and, as renamed in 2010, CoreLogic, Inc., from 1987 to 2011, and was CoreLogic, Inc.’s executive chairman from 2010 to 2011. He is a director of the Automobile Club of Southern California. We believe that Mr. Kennedy, who has worked with us in various capacities for over 40 years, has unparalleled executive experience in our industry. He also brings to the Company an incomparable understanding of our history and culture.

MARK C. OMAN
Age: 70 Director since: 2013 Committees: Audit Compensation Independent: Yes

Mr. Oman retired from Wells Fargo & Company in 2011, after serving it or its predecessors since 1979. He held numerous positions at Wells Fargo, including senior executive vice president (home and consumer finance) from 2005 until his retirement and group executive vice president (home and consumer finance) from 2002 to 2005. Mr. Oman also served as a director and the chief executive officer of Wachovia Preferred Funding Corp. from 2009 to 2011. He is currently involved with several private ventures and serves on a variety of private-company and non-profit boards. Mr. Oman brings to the Board important insights into the mortgage market and working with large mortgage lenders.

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Information Regarding the Other Incumbent Directors

The following lists provide information with respect to the individuals currently serving as Class I directors, whose current term expires at the 2026 annual meeting of stockholders, and Class II directors, whose term expires in 2027. The Class I directors were previously elected by stockholders at the 2023 annual meeting, except for Ms. Wahl who was appointed to the Board in September 2024 and Mr. Seaton who was appointed to the Board in April 2025. The Class II directors were previously elected by stockholders at the 2024 annual meeting.

Class I Directors—Term Expiring 2026

MARK E. SEATON
Age: 47 Director since: 2025 Committees: None Independent: No

Mr. Seaton has served as our chief executive officer since April 2025. From March 2013 to April 2025, he was our executive vice president, chief financial officer. From 2010 until 2013, he served as our senior vice president, finance, in which capacity he oversaw our Company’s investment management, investor relations, treasury and financial planning activities. Mr. Seaton joined The First American Corporation in 2006. With over 19 years of service to our Company in various operational and corporate roles, Mr. Seaton provides our Board with an in-depth understanding of the Company’s businesses, risk profile and competitive landscape.

JAMES L. DOTI
Age: 78 Director since: 2010 Committees: Audit (chair) Executive Independent: Yes

Dr. Doti has been a professor of economics at Chapman University since 1974 and served as Chapman University’s president from 1991 to 2016. He previously served on the boards of The First American Corporation, the Company’s prior parent company, Standard Pacific Corp. and Fleetwood Enterprises, Inc. Given his experience as president of Chapman University and his doctorate in economics from the University of Chicago, Dr. Doti gives our Company insight into the organizational challenges that large companies face and the impact of the economic environment on the Company.

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MICHAEL D. MCKEE
Age: 79 Director since: 2011 Committees: Compensation (chair) Independent: Yes

Mr. McKee has served as a principal of The Contrarian Group, a private equity firm, since 2018. He is the chairman of Realty Income Corporation (NYSE: O), a real estate investment trust, and the Tiger Woods Foundation. He served as a director of HCP, Inc. (NYSE: HCP), a publicly traded real estate investment trust, from 1989 to 2018, as executive chairman of HCP from 2016 to 2018 and, during 2016, he also served as interim chief executive officer and president of HCP. From 2010 to 2016, Mr. McKee was chief executive officer of Bentall Kennedy (U.S.), a registered real estate investment advisor. He also served as the chief executive officer and vice chairman of the board of directors of The Irvine Company, a privately-held real estate development and investment company, and as a partner with the law firm of Latham & Watkins LLP. Mr. McKee brings to the Board significant operating and executive management experience. This experience, combined with Mr. McKee’s extensive background in the real estate industry, facilitates the Board’s oversight of the Company’s operations and enhances its ability to assess strategic opportunities.

MARSHA A. SPENCE
Age: 73 Director since: 2022 Committees: None Independent: No

Ms. Spence served as chairman of the board of Mother Lode Holding Co., a provider of title insurance, underwriting and escrow services for residential and commercial real estate transactions, and a wholly-owned subsidiary of the Company, from 2006 until her retirement in 2023. She joined Placer Title Company, now Mother Lode’s principal subsidiary, in 1977 and had managerial roles involving increased responsibility, including as Mother Lode’s chief executive officer from 2001 to 2021. Ms. Spence served on the California Land Title Association Board of Governors for 10 years, serving as board president from 2005 to 2006. Ms. Spence brings to the Board deep industry knowledge and experience leading a highly successful, multi-brand title business.

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DEBORAH L. WAHL
Age: 62 Director since: 2024 Committees: None Independent: Yes

Ms. Wahl was appointed a director in September 2024. Ms. Wahl retired in 2023 as senior vice president and global chief marketing officer (CMO) of General Motors Company (NYSE: GM), a leading automotive manufacturing company, where she oversaw the company’s global marketing strategy since 2019. Ms. Wahl has also served as an executive leader and CMO for several other premier consumer product companies, including Cadillac (a brand of General Motors Company) from 2018 to 2019, McDonald’s Corporation (NYSE: MCD), a leading global foodservice retailer, from 2014 to 2017 and PulteGroup, Inc., one of the largest homebuilding companies in the United States, from 2009 to 2014. Ms. Wahl is a director of Mediaocean, LLC, a global advertising software solutions and consumer measurement data company. She previously served as a director of Groupon, Inc. (Nasdaq: GRPN) from 2017 to 2023, ActionIQ, Inc. from 2023 to 2024, Beyond Ordinary Events, Inc. from 2023 to 2024, and OnStar Insurance Services Inc. from 2021 to 2023, as well as in several board-level roles with the Association of National Advertisers, the Mobile Marketing Association, and the Interactive Advertising Bureau. With her extensive experience leading global marketing strategy and helping drive growth for influential brands in a variety of industries, Ms. Wahl brings to the Board a valuable perspective on how the Company can capitalize on its leadership of the digital transformation of the title and settlement industry.

Class II Directors—Term Expiring 2027

DENNIS J. GILMORE
Age: 66 Director since: 2010 Committees: Executive Independent: No

Mr. Gilmore was appointed as executive chairman in April 2025. He served as chairman of the Board from February 2022 to April 2025 and as a director since 2010. Mr. Gilmore served as our chief executive officer from 2010 to 2022. From 1993 to 2010, he served in various managerial roles with The First American Corporation, including as the chief executive officer of its financial services group and as its chief operating officer. He currently serves as a director of the Automobile Club of Southern California. As the Company’s former chief executive officer, Mr. Gilmore brings to our Board significant operational and executive management experience specific to our Company’s businesses and our industry.

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MARGARET M. MCCARTHY
Age: 71 Director since: 2015 Committees: Governance (chair) Independent: Yes

Ms. McCarthy retired in 2019 as executive vice president of CVS Health Corporation, a health innovation company (NYSE: CVS), supporting the technology integration following the completion of CVS Health’s acquisition of Aetna, Inc. in 2018. She served as executive vice president of operations and technology for Aetna, Inc., a diversified healthcare benefits company, from 2010 until 2018, where she was responsible for innovation, technology, data security, procurement, real estate and service operations. Prior to joining Aetna in 2003, she served in various information technology-related roles, including at CIGNA Healthcare, Catholic Health Initiatives and Andersen Consulting (now Accenture), as well as a consulting partner at Ernst & Young. She is a director of Marriott International, Inc. (Nasdaq: MAR), an operator, franchisor, and licensor of hotel, residential, and timeshare properties worldwide; American Electric Power (Nasdaq: AEP), an electrical energy company; and Alignment Healthcare, Inc. (Nasdaq GS: ALHC), a tech-enabled Medicare Advantage company. She served as a director of Brighthouse Financial, Inc. (Nasdaq GS: BHF), a life and annuity insurance company from 2018 to 2021. Given her extensive experience managing large groups of employees, complex processes and enterprise-critical technology, Ms. McCarthy brings to the Board valuable insights into areas of critical import to the operations of the Company, including privacy and cybersecurity.

MARTHA B. WYRSCH
Age: 67 Director since: 2018 Committees: Governance Audit Independent: Yes

Ms. Wyrsch retired in 2019 as executive vice president and general counsel for Sempra, a leading energy services company, where she oversaw the company’s legal affairs and compliance initiatives. Prior to joining Sempra in 2013, Ms. Wyrsch served as the president of Vestas American Wind Technology from 2009 to 2012, where she had direct responsibility for all North American sales, construction, service and maintenance. In addition to her former executive leadership roles, she served as a member of the board of directors of Spectra Energy Corporation and SPX Corporation. She currently serves on the board of directors of Quanta Services, Inc. (NYSE: PWR), a specialized contracting services company, and National Grid plc (FTSE: NG; NYSE: NGG), an investor-owned utility managing electric and natural gas assets in the United Kingdom and the United States. From 2012 to 2021 she also served as a director of Spectris plc, a publicly traded company listed on the London Stock Exchange, and from 2019 to 2020 as a director of Noble Energy, Inc. (NYSE: NBL), an energy exploration and production company. As an accomplished director for publicly-traded companies, and with deep experience leading intricate businesses, Ms. Wyrsch provides valuable insight into how we can enhance our operations and effectively serve our customers.

See the section entitled “Security Ownership of Management,” which begins on page 27, for information pertaining to stock ownership of our directors. There are no family relationships among any of the directors or nominees or any of our executive officers. There are no arrangements or understandings between any director and any other person pursuant to which any director was or is to be selected as a director.

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Our Board is composed of directors who possess a mix of skills and experience that we believe align with, and facilitate effective oversight of, the Company’s strategy and risks. The following chart presents the percentage of director nominees and the other incumbent directors who possess substantive skills and have self-reported as being from experienced to highly experienced in these areas.

Board of Directors Skills and Experience

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Our Board believes that a board with directors with a variety of skills and backgrounds is better able to effectively oversee the Company’s management and strategy and better positions the Company to deliver long-term value for our stockholders. As outlined on page 30, our Board utilizes a broad conception of diversity, recognizing that various factors add to the overall mix of perspectives of our Board as a whole. The following graph presents self-reported information regarding the gender, race and ethnic profile of our directors.

Directors' Self-Reported Demographics
Male				60%
Female		40%
African American	10%
Caucasian					90%
Overall Gender and Racial Demographics			50%

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Item 1. Election of Class III Directors

Our certificate of incorporation provides for a classified Board. Each person elected as a Class III director at the annual meeting of stockholders will serve for a three-year term expiring on the date of the 2028 annual meeting and until his or her successor in office is elected and qualified. Our Board has nominated the following individuals for election as Class III directors:

Reginald H. Gilyard
Parker S. Kennedy
Mark C. Oman

Unless otherwise specified by you in your proxy card, the proxies solicited by our Board will be voted “FOR” the election of each of the Class III director nominees. If any nominee should become unable or unwilling to serve as a director, the proxies will be voted for such substitute nominee(s) as shall be designated by our Board. Our Board presently has no knowledge that any of the nominees will be unable or unwilling to serve.

Our Board recommends that you vote "FOR" each of these Class III director nominees.

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Item 2. Advisory Vote to Approve Executive Compensation

Pursuant to Section 14A of the Securities Exchange Act of 1934 and Securities and Exchange Commission (“SEC”) rules, we are seeking non-binding, advisory approval of our stockholders on the compensation of our named executive officers (“executive officers”) as presented in the “Executive Compensation” section of this proxy statement commencing on page 36. Specifically, we are seeking stockholder approval of the following resolution:

“RESOLVED, that the stockholders of First American Financial Corporation approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Compensation Discussion and Analysis, the Summary Compensation Table and the related compensation tables, notes and narrative in the Proxy Statement for the Company’s 2025 annual meeting of stockholders.”

We refer to this proposal as a “Say on Pay” proposal. As part of its process in determining executive compensation levels for 2024, the Compensation Committee has reviewed the results of last year’s Say on Pay proposal, in which approximately 96% of our Company’s shares present and entitled to vote approved, on an advisory basis, 2023 executive compensation. The stockholder support for the prior Say on Pay proposal reinforces the Compensation Committee’s belief that it should continue its practice of implementing and overseeing executive compensation programs that provide for a substantial portion of the executive officers’ total compensation to be related to our Company’s consolidated financial performance. It also reinforces the Compensation Committee’s view that, for executive officers, the mix of compensation should be weighted heavily toward at-risk pay and should include a substantial portion payable in equity. This is consistent with the overall philosophy of maintaining a pay mix that results fundamentally in a pay-for-performance orientation and a strong alignment between the interests of executive officers and long-term stockholders.

The results of the 2024 executive compensation program are included in the section entitled “Compensation Discussion and Analysis” commencing on page 36. The Committee believes that in the face of generally challenging conditions in the real estate industry, the Company delivered strong results in 2024, including growing adjusted earnings per share by 15.8% compared with the prior year, generating pretax earnings in the title insurance and services segment of $246.2 million, increasing commercial revenues by 16% to $761 million and generating total revenues of over $6.1 billion, among other accomplishments. Corresponding to management's high level of performance that drove financial improvements in 2024, achievement relative to the targets for the annual incentive plan increased this year after being down for two consecutive years. Accordingly, results were at 133% of target for 2024, compared to below 80% of target for the prior two years. The Compensation Committee believes that the Company's 2024 performance reflects management's continued focus on delivering strong financial results despite market challenges. Stockholders are urged to read the Compensation Discussion and Analysis as well as the Summary Compensation Table and related compensation tables and narrative, appearing on pages 36 through 74, in their entirety.

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While this vote to approve executive compensation is not binding, the Compensation Committee intends to review the results of the vote in connection with its ongoing analysis of our Company’s compensation programs. We expect to include a Say on Pay proposal in our proxy materials on an annual basis and, thus, we expect that the next Say on Pay proposal will occur at our 2026 annual meeting.

Our Board recommends that you vote "FOR" the approval, on an advisory basis, of our Company's executive compensation.

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Item 3. Approval of an Amendment to the Amended and Restated Certificate of Incorporation to Provide for Officer Exculpation

In 2022, the State of Delaware, where the Company is incorporated, enacted legislation that expands exculpation protection to officers, thereby enabling companies to eliminate the monetary liability of certain officers in certain circumstances, similar to, but more limited than, the protection already afforded to directors under our Amended and Restated Certificate of Incorporation (the “Certificate”). This amendment to Delaware law helped address this inconsistent treatment between officers and directors and the rising litigation and insurance costs for companies and their stockholders. In line with the update to Delaware law, we are seeking stockholder approval to amend the Certificate to extend exculpation to certain officers to the fullest extent permitted by Delaware law, as it currently exists or as it may be amended in the future (the “Proposed Amendment”). The current exculpation protections available to directors, reflected in Article X of the Certificate, remain unchanged as a result of the Proposed Amendment. The Proposed Amendment contemplates providing similar exculpation protection to officers through the addition of a new Article XI, the text of which is attached hereto as Appendix B.

The Proposed Amendment is a result of the Board’s ongoing review of corporate governance best practices and recent changes in Delaware law. In developing the Proposed Amendment, the Board (including all members of the Nominating and Corporate Governance Committee) carefully considered the implications of amending our Certificate to provide exculpation from certain liability for certain of our officers.

In order to better position the Company to attract and retain qualified and experienced officers, the Board believes that it is important to extend exculpation protection to officers, to the fullest extent permitted by Delaware law. In the absence of such protection, such individuals might be deterred from serving as officers due to exposure to personal liability and the risk of incurring substantial expense in defending lawsuits, regardless of merit.

The nature of their role often requires officers to make decisions on crucial matters, frequently in response to time-sensitive opportunities and challenges, which can create risk of opportunistic lawsuits that seek to impose liability with the benefit of hindsight. Aligning the protections available to our officers more closely with those currently available to our directors would empower officers to exercise their business judgment in furtherance of stockholder interests, while mitigating the potential distractions posed by the risk of personal liability.

The Board believes that the Proposed Amendment would strike the appropriate balance between furthering our goals of attracting and retaining high-quality officers, on the one hand, while continuing to promote stockholder accountability, on the other. Consistent with the update to Delaware law, the Proposed Amendment would exculpate officers only in connection with direct claims brought by stockholders, including class actions, but would not eliminate or limit liability with respect to any of the following:

•
breach of fiduciary duty claims brought by the Company itself;
•
derivative claims brought by stockholders in the name of the Company;
•
any claims involving breach of the duty of loyalty to the Company or our stockholders;
•
any claims involving acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law; or
•
any claims involving transactions from which the officer derived an improper personal benefit.

Additionally, in accordance with Delaware law, under the Proposed Amendment, the only officers who would be eligible for exculpation would be (i) anyone serving as our President, Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, Chief Legal Officer, Chief Accounting Officer, Controller

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and Treasurer, (ii) any other named executive officers, and (iii) any other officer who has consented to service of process in Delaware by written agreement.

Taking into account the narrow class and type of claims for which officers would be exculpated and the benefits the Board believes would accrue to the Company and our stockholders, which include (i) enhancing our ability to attract and retain talented officers and (ii) potentially reducing future litigation costs associated with frivolous lawsuits, the Board has declared the Proposed Amendment to be advisable and has determined that it is in the best interests of the Company and our stockholders.

The general description of the Proposed Amendment set forth above is qualified in its entirety by reference to the text of the Proposed Amendment, which is attached as Appendix B to these proxy materials. Additions to the Certificate are indicated by underlining.

This proposal was unanimously recommended by the Board. Therefore, under the current Certificate, the affirmative vote of holders of a majority of the Company's issued and outstanding shares of common stock entitled to vote on the proposal is needed for approval of this proposal. If approved, the amendment will become effective upon the filing of a Certificate of Amendment setting forth the Proposed Amendment with the Secretary of State of the State of Delaware, which the Company intends to do promptly following the annual meeting.

Our Board recommends that you vote "FOR" the foregoing proposal to approve the amendment to the Amended and Restated Certificate of Incorporation to provide for officer exculpation.

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Item 4. Approval of an Amendment and Restatement of the 2020 Incentive Compensation Plan

Our Company’s 2020 Incentive Compensation Plan, as amended and restated (the “Existing Plan”) provides for the grant of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance units, performance shares and other stock-based awards to non-employee directors, officers and eligible employees of our Company and any subsidiaries and affiliates. The Existing Plan, which replaced our Company’s 2010 Incentive Compensation Plan (the “2010 Plan”), became effective on January 22, 2020 upon its adoption by the Board, was approved by our Company’s stockholders at the 2020 Annual Meeting of Stockholders and was most recently amended and restated and approved by the Company’s stockholders at the 2023 Annual Meeting of Stockholders.

On March 12, 2025, the Board approved an amendment and restatement of the Existing Plan (the “Proposed A&R Plan”), which, subject to stockholder approval, would increase the number of shares of common stock available for grant under the Existing Plan by 1,975,000 shares and extend the term until May 13, 2035. As such, our Company is seeking stockholder approval of the Proposed A&R Plan in order to allow our Company to continue to utilize equity-awards, including performance-based awards, to attract, retain and motivate employees.

As of February 25, 2025, a total of 1,067,485 shares remained available for future awards under the Existing Plan. If the Proposed A&R Plan is approved, the total number of shares available for future awards would be 3,042,485 shares representing approximately 3.0% of our Company’s outstanding common equity as of February 25, 2025.

Summary of Proposed Material Amendment

The material differences between the Existing Plan and the Proposed A&R Plan are described below, and such descriptions are qualified in their entirely by the text of the Proposed A&R Plan, which is attached as Appendix C to this proxy statement. For further and complete information on the terms of the Proposed A&R Plan, we encourage you to refer to the text of the Proposed A&R Plan. Capitalized words used but not defined in this section have the meaning ascribed to them in the Proposed A&R Plan.

Increase in Share Reserve. Upon adoption, the aggregate number of shares of our common stock authorized for issuance under the Proposed A&R Plan would be 8,425,000, reflecting an increase of 1,975,000 shares authorized for issuance as compared to the current Existing Plan. Assuming that aggregate equity awards are granted at levels consistent with recent historical practices, then we generally expect that the share reserve under the Proposed A&R Plan should be sufficient to cover our Company’s projected equity grants for a period of approximately three years.

Extend the Term. The Proposed A&R Plan extends the term until May 13, 2035.

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Key Data

When approving the Proposed A&R Plan, the Compensation Committee considered the burn rate with respect to the equity awards granted by our Company, as well as our overhang. Our burn rate is equal to the total number of equity awards our Company granted in a fiscal year divided by the basic weighted-average common stock outstanding during the year. Our Company’s three-year average burn rate as of December 31, 2024 was approximately 0.9%, as further detailed in the table below. Our Company and the Compensation Committee continue to monitor our Company’s equity use to confirm the burn rate is maintained within competitive market norms.

Year	Stock Options Granted	Restricted Stock Units Granted	Performance Restricted Stock Units Granted	Total	Weighted Average Common Shares Outstanding (Mil)	Burn Rate
2024	—	861,673	96,112	957,785	103.9	0.9%
2023	—	706,976	120,493	827,469	104.3	0.8%
2022	—	985,959	45,809	1,031,768	107.0	1.0%
Three-year Average	—	851,536	87,471	939,007	105.1	0.9%

Overhang is equal to the number of equity awards outstanding plus the total number of shares available for grant under our Company’s equity plan, divided by the sum of the total common stock outstanding, the number of equity awards outstanding and the total number of shares available for grant under our Company’s equity plan. Our overhang as of February 25, 2025 was 3.0%. If the Proposed A&R Plan is approved, our overhang would increase to 4.8%.

The following table includes information regarding outstanding equity awards and shares available for future awards under the Existing Plan as of February 25, 2025 (and without giving effect to approval of the Proposed A&R Plan).

Number of shares available for future grant under the Existing Plan as of February 25, 2025	1,067,485
Number of shares relating to outstanding stock options as of February 25, 2025	—
Number of shares outstanding as of February 25, 2025 relating to outstanding RSUs and LTI PRSUs, assuming target level of performance	2,162,846
Weighted average remaining term of outstanding options	—
Weighted average exercise price of outstanding options as of February 25, 2025	—
Number of shares available for future grants (based on shares available as of February 25, 2025) assuming the Proposed A&R Plan is approved	3,042,485

As of February 25, 2025, the market price of our Company’s common stock, the class of stock underlying all awards subject to the Existing Plan, was $65.20 per share.

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Promotion of Good Corporate Governance Practices

The Proposed A&R Plan has a number of special terms and limitations that are supportive of sound corporate governance practices, including:

•
No Discounted Stock Options or Stock Appreciation Rights. The exercise price for stock options and stock appreciation rights (“SARs”) granted under the Proposed A&R Plan must equal or exceed the underlying stock’s fair market value as of the grant date, subject to a limited exception for awards that are assumed or substituted in corporate transactions.
•
Prohibition on Repricing. The Proposed A&R Plan expressly prohibits the repricing of stock options and SARs may not be “repriced” without stockholder approval.
•
Prohibition on Liberal Recycling. Shares tendered by a participant or withheld by our Company in payment of the purchase price of a stock option or to satisfy any tax withholding obligation with respect to any award under the Proposed A&R Plan do not become available for issuance as future awards under the Proposed A&R Plan.
•
Prohibition on Paying Dividends or Dividend Equivalents on Unvested Awards. Dividends or dividend equivalents credited or payable in connection with an unvested award under the Proposed A&R Plan will be subject to the same restrictions and risk of forfeiture as the underlying award and will not be paid until the underlying award vests.
•
Limits on Awards. The Proposed A&R Plan includes per person limits on the number of awards that may be granted under the Proposed A&R Plan in any one year.
•
Limit on Non-Employee Director Compensation. The aggregate dollar value of shares subject to awards granted under the Proposed A&R Plan, together with any cash compensation paid or payable, during any calendar year to any one non-employee director for service on the Board will not exceed $500,000.
•
Forfeiture; Recoupment. The Proposed A&R Plan provides for the forfeiture or recoupment of previously awarded compensation, including time-based awards, under certain circumstances if an executive officer’s misconduct causes loss or damage to our Company or its reputation.

Summary of the Proposed A&R Plan

The following summary of the material terms of the Proposed A&R Plan is qualified in its entirety by reference to the full text of the Proposed A&R Plan, which is set forth in Appendix C to this proxy statement.

Administration

The Proposed A&R Plan is administered by the Compensation Committee of the Board. Subject to the express provisions of the Proposed A&R Plan, the administrator is authorized and empowered to do all things that it determines to be necessary or appropriate in connection with the administration of the Proposed A&R Plan. In addition, the Compensation Committee may delegate any or all aspects of its responsibilities and powers under the Proposed A&R Plan to any persons; provided, however, that the Compensation Committee may not delegate its authority to correct defects, omissions or inconsistencies in the Proposed A&R Plan.

Participants

Any person who is designated as an employee of our Company or of any subsidiary or affiliate and any non-employee director of our Company is eligible for selection by the administrator for the grant of awards under the Proposed A&R Plan. Options intending to qualify as “incentive stock options” within the meaning of Section 422 of the Code may only be granted to employees of our Company or any subsidiary. Approximately 19,038 employees and 10 non-employee directors currently qualify to participate in the Proposed A&R Plan.

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Shares Subject to the Proposed A&R Plan; Award Limits

The total number of shares of our Company’s common stock that may be delivered pursuant to awards under the Proposed A&R Plan is 8,425,000, reduced by one (1) Share for every one (1) Share issued pursuant to awards granted under the First American Financial Corporation 2010 Incentive Compensation Plan (the “Prior Plan”) from and after January 1, 2020 and prior to May 5, 2020. Such shares may be either authorized and unissued shares or previously issued shares acquired by our Company or any subsidiary. Shares subject to (i) awards under the Proposed A&R Plan or (ii) awards that remained outstanding as of May 5, 2020 under the Prior Plan, that, in either case, have expired or been terminated, cancelled, forfeited or otherwise not issued under an award and shares subject to awards settled in cash will be available for delivery in connection with future awards under the Proposed A&R Plan; provided, however, that (i) all shares covered by a stock appreciation right, to the extent that it is exercised, and whether or not shares are actually issued to the participant upon the exercise of the stock appreciation right and (ii) all shares withheld by our Company to pay the exercise price of an option and/or the withholding taxes related to an award under the Proposed A&R Plan will not become available for future awards under the Proposed A&R Plan. Any shares delivered under the Proposed A&R Plan upon exercise or satisfaction of a substitute award in connection with any acquisition, merger, consolidation or otherwise will not reduce the shares available for delivery under the Proposed A&R Plan. The aggregate number of shares subject to options granted during any calendar year to any one participant may not exceed 500,000. The aggregate number of shares subject to stock appreciation rights during any calendar year to any one participant may not exceed 500,000. The aggregate number of shares subject to awards of restricted stock or restricted stock units granted during any calendar year to any one participant may not exceed 200,000. The aggregate number of shares subject to awards of performance shares or performance units during any calendar year to any one participant may not exceed 200,000. The aggregate number of shares subject to awards of other stock-based awards during any calendar year to any one participant may not exceed 200,000 shares. The aggregate dollar value of shares subject to awards granted under the Proposed A&R Plan, together with any cash compensation earned and paid or payable for services rendered on the Board, during any calendar year to any one non-employee director will not exceed $500,000.

Option Awards

The administrator establishes the exercise price per share under each option, which, other than in the event of options granted in connection with a merger or other acquisition, may not be less than the fair market value of a share on the date the option is granted. The administrator establishes the term of each option, which in no case may exceed a period of ten (10) years from the date of grant. Options granted under the Proposed A&R Plan may either be incentive stock options (“ISOs”) or options which are not intended to qualify as ISOs, called nonqualified stock options (“NQSOs”). ISOs may only be granted to employees. An option granted under the Proposed A&R Plan will not be considered an ISO to the extent that it, together with any other ISOs under the Proposed A&R Plan, are exercisable for the first time by any participant during any calendar year with respect to shares having an aggregate fair market value in excess of $100,000 as of the time the option with respect to such shares is granted. No option may be repriced, regranted through cancellation (or exchanged, through cancellation or otherwise, for another award), or otherwise amended to reduce the exercise price applicable thereto (other than in connection with a change in our Company’s capitalization), without the approval of our Company’s stockholders.

Stock Appreciation Rights

A stock appreciation right provides the right to the monetary equivalent of the increase in value of a specified number of shares over a specified period of time after the right is granted. Stock appreciation rights may be granted to participants either in tandem with or as a component of other awards granted under the Proposed A&R Plan (“tandem SARs”) or not in conjunction with other awards (“freestanding SARs”). All freestanding SARs are to be granted subject to the same terms and conditions applicable to options as set forth above and in the Proposed A&R Plan and all tandem SARs are to have the same exercise price, vesting, exercisability, forfeiture and termination provisions as the award to which they relate. No SAR may be repriced, regranted through cancellation (or exchanged, through cancellation or otherwise, for another award), or otherwise amended to reduce the exercise price applicable thereto

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(other than in connection with a change in our Company’s capitalization) without the approval of our Company’s stockholders.

Restricted Stock and Restricted Stock Units

Restricted stock is an award or issuance of shares under which the grant, issuance, retention, vesting and/or transferability is subject, during specified periods of time, to conditions (including continued employment or performance conditions) and terms as the administrator deems appropriate. Restricted stock units are awards denominated in units of shares under which the issuance of shares is subject to conditions (including continued employment or performance conditions) and terms as the administrator deems appropriate. Participants holding shares of restricted stock granted under the Proposed A&R Plan may exercise full voting rights with respect to those shares during the period of restriction. Participants do not have voting rights with respect to shares underlying restricted stock units unless and until such shares are reflected as issued and outstanding shares on our Company’s stock ledger. Participants in whose name restricted stock is granted are entitled to receive all dividends and other distributions paid with respect to those shares, unless determined otherwise by the administrator. Notwithstanding the foregoing, dividends or dividend equivalents credited/payable in connection with an award that is not yet vested will be subject to the same restrictions and risk of forfeiture as the underlying award and will not be paid until the underlying award vests.

Performance Units and Performance Shares

Performance units and performance shares confer upon the participant the opportunity to receive shares or cash upon the attainment of performance and/or satisfaction of other terms and conditions determined by the administrator. Each performance unit has an initial value that is established by the administrator at the time of grant. Each performance share has an initial value equal to the fair market value of a share on the date of grant. Performance units and/or shares are earned based on the achievement or satisfaction of the corresponding performance criteria and/or other terms and conditions. Earned performance units and performance shares may be paid in the form of cash or shares, or a combination of the two, at the discretion of the administrator. Participants receiving performance units or performance shares only have the rights of a stockholder with respect to shares of common stock, if any, actually received by the participant upon satisfaction or achievement of the terms and conditions of such award and not with respect to shares subject to the award but not actually issued to the participant.

Other Stock-Based Awards

The administrator may grant types of equity-based or equity-related awards not otherwise described by the terms of the Proposed A&R Plan in such amounts and subject to the provisions of the Proposed A&R Plan and such other terms and conditions as the administrator shall determine.

Deferral of Gains

The administrator may, in an award agreement, provide for the deferred delivery of shares or payment of cash, as applicable, upon settlement, vesting or other events with respect to restricted stock or restricted stock units, performance units or performance shares or other stock-based awards.

Performance Criteria

The administrator may establish performance criteria and levels of achievement versus such criteria that will determine the number of shares, units or cash to be granted, retained, vested, issued or issuable under or in settlement of an award or the amount payable pursuant to an award.

Amendment and Termination

The Board may amend, alter, suspend or terminate the Proposed A&R Plan and the administrator may, to the extent permitted by the Proposed A&R Plan, amend the terms of any award granted under the Proposed A&R Plan, including any award agreement, in each case, retroactively or prospectively; provided, however, that no such amendment, alteration, suspension, or termination of the Proposed A&R

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Plan may be made which, without first obtaining stockholder approval as required by law or regulation or otherwise, would, except as provided in the Proposed A&R Plan: (a) increase the maximum number of shares which may be sold or awarded under the Proposed A&R Plan or increase the maximum limitations as set forth in the Proposed A&R Plan; (b) decrease the minimum exercise price of options or SARs; (c) change the class of persons eligible to receive awards under the Proposed A&R Plan; (d) extend the duration of the Proposed A&R Plan or the period during which options or stock appreciation rights may be exercised; or (e) otherwise require stockholder approval to comply with any applicable law, regulation or rule.

No amendment or alteration to the Proposed A&R Plan or an award or award agreement may be made which would impair the rights of the holder of an award, without such holder’s consent, provided that no such consent is required if the administrator determines in its sole discretion that such amendment or alteration either is required or advisable in order for our Company, the Proposed A&R Plan or the award to satisfy any law or regulation or to meet the requirements of or avoid adverse financial accounting consequences under any accounting standard.

Adjustments

The number and kind of shares available for issuance under the Proposed A&R Plan (including under any awards then outstanding), and the number and kind of shares subject to the individual limits set forth in the Proposed A&R Plan and above, will be equitably adjusted by the administrator as it determines appropriate to reflect any reorganization, reclassification, combination of shares, stock split, reverse stock split, spin-off, dividend or distribution of securities, property or cash (other than regular, quarterly cash dividends), or any other event or transaction that affects the number or kind of outstanding shares of our Company.

In the event there is any other change in the number or kind of outstanding shares, or any stock or other securities into which such shares shall have been changed, or for which it shall have been exchanged, by reason of a change of control, then immediately prior to the occurrence of such change of control, unless specified otherwise in an award agreement, any and all options, stock appreciation rights and other stock-based awards which are outstanding will accelerate and become fully exercisable. Immediately prior to any such change in control, unless specified otherwise in an award agreement, any restrictions, performance criteria or other conditions applicable to restricted stock units, shares of restricted stock and other stock-based awards previously awarded to participants will be immediately canceled or deemed achieved, and all such restrictions will lapse. Immediately prior to the change of control, all awards which are outstanding will immediately become fully vested and nonforfeitable. The administrator may, in its discretion, determine that an award can or cannot be exercised after, or will otherwise terminate or not terminate as of, a change in control.

Transferability

Awards generally may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated by a participant other than by will or the laws of descent and distribution, except as determined by the administrator and consistent with the terms of the Proposed A&R Plan, and each ISO or stock appreciation right granted in connection with an ISO may be exercisable only by the participant during his or her lifetime. Notwithstanding the foregoing, to the extent permitted by the administrator, the person to whom an award is initially granted may make certain limited transfers to certain family members, family trusts, or family partnerships.

Effective Date and Termination of the Proposed A&R Plan

The Existing Plan initially became effective upon its adoption by the Board on January 22, 2020, and received stockholder approval at our Company’s 2020 Annual Meeting of Stockholders. The Existing Plan was amended and restated by the Board on March 8, 2023 and was approved by stockholders at our Company's 2023 Annual Meeting of Stockholders. The Proposed A&R Plan was approved by the Board on March 12, 2025 and will become effective if it is approved by our stockholders. The Proposed A&R Plan will remain available for the grant of awards, subject to the right of the Board to amend or terminate

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the Proposed A&R Plan, until the earlier of the date that all shares subject to the Proposed A&R Plan have been delivered, and any restrictions on such shares have lapsed or May 13, 2035.

Federal Income Tax Treatment

The following discussion of the federal income tax consequences of the Proposed A&R Plan is intended to be a summary of applicable federal law as currently in effect. It should not be taken as tax advice by Proposed A&R Plan participants, who are urged to consult their individual tax advisors.

Stock Options

ISOs and NQSOs are treated differently for federal income tax purposes. ISOs are intended to comply with the requirements of Section 422 of the Code. NQSOs do not comply with such requirements.

An optionee is not taxed on the grant or exercise of an ISO. The difference between the exercise price and the fair market value of the shares on the exercise date will, however, be a preference item for purposes of the alternative minimum tax. If an optionee holds the shares acquired upon exercise of an ISO for at least two years following the option grant date and more than one year following exercise, the optionee’s gain, if any, upon a subsequent disposition of such shares is long term capital gain. The measure of the gain is the difference between the proceeds received on disposition and the optionee’s basis in the shares (which generally equals the exercise price). If an optionee disposes of stock acquired pursuant to exercise of an ISO before satisfying these holding periods, the optionee will recognize both ordinary income and capital gain in the year of disposition. Our Company is not entitled to an income tax deduction on the grant or exercise of an ISO or on the optionee’s disposition of the shares after satisfying the holding period requirement described above. If the holding periods are not satisfied, our Company will be entitled to a deduction in the year the optionee disposes of the shares in an amount equal to the ordinary income recognized by the optionee.

In order for an option to qualify for ISO tax treatment, the grant of the option must satisfy various other conditions more fully described in the Code. Our Company does not guarantee that any option will qualify for ISO tax treatment even if the option is intended to qualify for such treatment. In the event an option intended to be an ISO fails to so qualify, it will be taxed as an NQSO, as described in the paragraph below.

An optionee is not taxed on the grant of an NQSO. On exercise, the optionee recognizes ordinary income equal to the difference between the exercise price and the fair market value of the shares acquired on the date of exercise. Our Company is generally entitled to an income tax deduction in the year of exercise in the amount recognized by the optionee as ordinary income. The optionee’s gain (or loss) on subsequent disposition of the shares is long term capital gain (or loss) if the shares are held for more than one year following exercise. Our Company does not receive a deduction for this gain.

Stock Appreciation Rights

A grantee is not taxed on the grant of a stock appreciation right. On exercise, the grantee recognizes ordinary income equal to the cash or the fair market value of any shares received. Our Company is entitled to an income tax deduction in the year of exercise in the amount recognized by the optionee as ordinary income.

Restricted Stock

Grantees of restricted stock do not recognize income at the time of the grant. When the award vests or is paid, grantees generally recognize ordinary income in an amount equal to the fair market value of the stock at such time, and our Company will receive a corresponding deduction. However, no later than 30 days after a participant receives an award of restricted stock, the participant may elect under Section 83(b) of the Code to recognize taxable ordinary income in an amount equal to the fair market value of the shares at the time of grant. Provided that the 83(b) election is made in a timely manner, when the restrictions on the shares lapse, the participant will not recognize any additional income. If the participant forfeits the shares to our Company (e.g., upon the participant’s termination of employment or service prior to vesting), the participant may not claim a deduction with respect to the income recognized as a result of

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the election. Dividends paid with respect to unvested shares of restricted stock generally will be taxable as ordinary income to the participant at the time the dividends are received.

Restricted Stock Units and Performance Awards

Generally, a participant will not recognize any taxable income upon the grant of an RSU or performance award. Upon settlement, the participant will recognize taxable ordinary income equal to the fair market value of the shares or cash received. Our Company will generally be entitled to a compensation deduction in an amount equal to, and at the same time as, the ordinary income recognized by the participant.

Company Deduction and Section 162(m)

Section 162(m) of the Code generally limits the federal income tax deduction for compensation paid to “covered employees” (in general, the CEO, the CFO, and the three other most highly-compensated executive officers for the year at issue and any person who was part of that group for any other year beginning after December 31, 2016, and beginning in 2027, also including the next five highest-compensated employees for the applicable year) to $1,000,000. Thus, certain compensation attributable to awards may be nondeductible to our Company due to the application of Section 162(m) of the Code.

New Plan Benefits

The benefits that will be awarded or paid in the future under the Proposed A&R Plan are not currently determinable. Such awards are within the discretion of the Compensation Committee, and the Compensation Committee has not determined future awards or who might receive them. Please see the Grant of Plan-Based Awards table on page 65 for information on awards granted in 2024 under the Existing Plan to certain of our Company’s executive officers. The equity grant program for our non-employee directors is described under the Director Compensation section in this proxy statement.

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Past Grants under the Existing Plan

As of February 25, 2025 awards covering 5,382,515 shares of our Company’s common stock have been granted under the Existing Plan. The following table shows information regarding the grants of those awards among the persons and groups identified below. No associates of any executive officer or nominee for election as a director have received grants under the Existing Plan, and no other individuals have received 5% or more of the total grants under the Existing Plan.

Stockholders	Number of Options Granted	Number of Bonus RSUs and LTI RSUs Granted	Number of Target LTI PRSUs Granted	Total
Named executive officers
Kenneth D. DeGiorgio	—	312,479	86,496	398,975
Mark E. Seaton	—	184,582	44,054	228,636
Lisa W. Cornehl	—	27,963	13,377	41,340
Matthew F. Wajner	—	23,926	6,416	30,342
Steven A. Adams	—	15,439	4,768	20,207
All executive officers as a group (5 persons)	—	564,389	155,111	719,500
Each nominee for election as a director
Reginald H. Gilyard	—	14,769	—	14,769
Parker S. Kennedy	—	14,769	—	14,769
Mark C. Oman	—	14,769	—	14,769
All non-executive directors as a group (10 persons)	—	123,587	12,439	136,026
All employees, excluding executive officers, as a group	—	3,710,605	149,470	3,860,075

Our Board recommends that you vote "FOR" the foregoing proposal to approve the amendment and restatement of the 2020 Incentive Compensation Plan.

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Item 5. Ratification of Selection of Independent Auditor

The Audit Committee has selected PricewaterhouseCoopers LLP (“PwC”) to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2025. Representatives of PwC are expected to attend the annual meeting, have an opportunity to make a statement if they desire to do so and be available to respond to appropriate stockholder questions.

Selection of our independent registered public accounting firm is not required to be submitted for stockholder approval, but the Audit Committee is seeking ratification of its selection of PwC from our stockholders as a matter of good corporate governance. If the stockholders do not ratify this selection, the Audit Committee will reconsider its selection of PwC and will either continue to retain this firm or appoint a new independent registered public accounting firm. Even if the selection is ratified, the Audit Committee may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our Company’s best interests and those of our stockholders.

Our Board recommends that you vote "FOR" the foregoing proposal to ratify the selection of PwC as our Company's independent registered public accounting firm.

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Item 6. Stockholder Proposal – Simple Majority Vote

The following stockholder proposal has been submitted to the Company for action at the 2025 Annual Meeting of Stockholders by John Chevedden, 2215 Nelson Avenue, No. 205, Redondo Beach, CA 90278, a stockholder representing that he beneficially owns 50 shares of our common stock. The Company is not responsible for any inaccuracies this stockholder proposal may contain. As explained below, the Board unanimously recommends a vote AGAINST this proposal. The text of the proposal follows:

Our Board unanimously recommends that you vote AGAINST this proposal

Proposal 6 – Simple Majority Vote

Shareholders request that our board take each step necessary so that each voting requirement in our charter and bylaws (that is explicit or implicit due to default to state law) that calls for a greater than simple majority vote be replaced by a requirement for a majority of the votes cast for and against applicable proposals, or a simple majority in compliance with applicable laws. If necessary this means the closest standard to a majority of the votes cast for and against such proposals consistent with applicable laws. This includes making the necessary changes in plain English.

Shareholders are willing to pay a premium for shares of companies that have excellent corporate governance. The supermajority voting requirements of First American Financial have been found to be one of 6 entrenching mechanisms that are negatively related to company performance according to "What Matters in Corporate Governance" by Lucien Bebchuk, Alma Cohen and Allen Ferrell of the Harvard Law School. Supermajority requirements are used to block initiatives supported by most shareowners but opposed by a status quo management.

This proposal topic won from 74% to 88% support at Weyerhaeuser, Alcoa, Waste Management, Goldman Sachs, FirstEnergy and Macy's. These votes would have been higher than 74% to 88% if more shareholders had access to independent proxy voting advice. This proposal topic also received overwhelming 98%-support at the 2023 annual meetings of American Airlines (AAL) and The Carlyle Group (CG).

The overwhelming shareholder support for this proposal topic at hundreds of major companies raises the question of why First American Financial has not initiated this proposal topic on its own. It also raises the question that First American Financial may be overlooking other areas of corporate governess improvement that could easily be adopted to increase shareholder value at virtually no cost.

Please vote yes:

Simple Majority Vote – Proposal 6

BOARD’S STATEMENT IN OPPOSITION

The Board unanimously recommends that you vote AGAINST this proposal.

The Board has considered the stockholder proposal relative to the Company’s specific circumstances and has unanimously concluded that its adoption is unnecessary and inadvisable given that the limited instances in which a supermajority vote is required involve major governance issues best determined by a clear mandate from stockholders. The Board believes that the fundamental corporate governance matters that require a higher stockholder vote have been appropriately designed to maximize and safeguard the long-term value of the Company for its stockholders generally and, thus, any changes should require the support of a broader consensus of the Company’s stockholders. Accordingly, the Board recommends that stockholders vote against this proposal.

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Supermajority Voting Requirements Apply in Limited Circumstances and Protect Stockholder Interests.

A simple majority vote requirement already applies to many of the matters that may be submitted to a vote of the Company’s stockholders, with limited exceptions set out in the Company’s Amended and Restated Certificate of Incorporation (the “Certificate”), the Company’s Bylaws (the “Bylaws”), and pursuant to Delaware corporate law. The Certificate and Bylaws include only three supermajority voting requirements: The vote of the holders of at least 66 2/3% of outstanding stock is required for (1) the removal of a director outside of the annual meeting process, (2) amendments to certain sections of the Certificate and (3) amendments to the Bylaws (collectively, the “Explicit Supermajority Voting Requirements”).

The Board believes that these provisions have been appropriately designed to preserve and maximize long-term value for all stockholders by helping to protect the Company and its stockholders, particularly minority stockholders, from potentially self-interested actions of one or a few large stockholders or short-term focused investors who may seek to advance their interests over the interests of holders of a majority of the Company’s outstanding shares. This is of particular importance considering the cyclical market dynamics of the real estate industry in which the Company operates, through which the Board believes it is essential for the Company to maintain a long-term focus. Thus, it is the Board’s belief that requiring a broader consensus of the Company’s stockholders to make changes in these limited yet fundamental areas of corporate governance helps protect the long-term interests of the Company and its stockholders. Conversely, however, if the proposal were implemented, significant changes to the Bylaws could be approved by the vote of holders of less than half of the Company’s outstanding stock in situations of low voter turnout or significant abstentions. While a majority of outstanding stock vote threshold might address this concern to a degree, the Board believes that the current supermajority standards, in the narrow circumstances to which they apply, are preferable to both a majority of outstanding shares vote and simple majority vote since they require the support of a broader consensus of the Company’s stockholders.

The Board Has Demonstrated a Commitment to Strong Corporate Governance Practices.

The Board is committed to strong corporate governance practices and believes this proposal should be evaluated in the context of its demonstrated effectiveness. This is evidenced by the Board’s adoption of a wide range of best practices that have promoted effective board oversight, including:

•
Over the Company’s more than 135-year history, the Board has overseen the Company’s delivery of strong long-term financial results and return of capital to stockholders, including through stock repurchases and consistent dividend issuances.
•
The Nominating and Corporate Governance Committee (the “Governance Committee”) oversees a formal annual board and committee self-evaluation, designed to promote effective performance and to identify opportunities for improvement.
•
The Company has adopted majority voting in uncontested elections of directors and plurality voting in contested elections. In an uncontested election, any director who is not elected by a majority of the votes cast must tender their resignation for consideration by the Board.
•
The Board is comprised of a substantial majority of independent directors (more than two thirds are independent), and only independent directors serve on the Board’s Audit Committee, Compensation Committee, and Governance Committee. The Board regularly holds executive sessions of the non-management and independent directors.
•
The Board has a lead independent director who is the principal liaison between the non-management directors as a group and the chairman of the Board, which facilitates the Board’s independent oversight of management and consideration of key governance matters.
•
The Board includes a range of tenures to balance fresh perspectives with in-depth experience and knowledge about the Company.

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I. Proposals

•
The Governance Committee regularly reviews corporate governance developments and recommends appropriate changes to the Board.
•
The Company conducts proactive engagement with stockholders regularly, providing them the opportunity to raise important matters outside of the annual meeting process.

Consistent with its current practice, the Board will continue to consider whether changes to the Certificate and Bylaws are appropriate and in the best interests of the stockholders and the Company. In this case, the Board believes that implementation of this proposal would adversely impact the Company's carefully considered corporate governance practices.

The Board recognizes, however, that some stockholders prefer a universal majority voting standard. As such, the Board desires to use this proposal as an opportunity for stockholders to express their views on this subject. Consistent with its current practice, if there is sufficient stockholder support for this proposal, the Board will consider proposing amendments to the Certificate and Bylaws to replace the three Explicit Supermajority Voting Requirements described above with a majority of outstanding shares requirement. However, for all of the reasons described above, the Board believes the proposal is neither necessary nor in the best long-term interests of the Company and its stockholders and unanimously recommends that stockholders vote AGAINST this proposal.

For the reasons stated in the Board's Statement of Opposition above, the Board unanimously urges stockholders to vote "AGAINST" the stockholder proposal.

26 | 2025 Proxy Statement First American Financial Corporation

II. Required Information

Security Ownership of Management

The following table sets forth the total number of shares of our common stock beneficially owned and the percentage of the outstanding shares so owned as of the record date by:

•
each director (and each nominee for director);
•
each executive officer named in the “Summary Compensation Table” on page 63 (each, a “named executive officer”); and
•
all current directors and executive officers as a group.

Unless otherwise indicated in the notes following the table, the stockholders listed in the table are the beneficial owners of the listed shares with sole voting and investment power (or, in the case of individual stockholders, shared power with such individual’s spouse) over the shares listed. Shares subject to rights exercisable within 60 days after the record date are treated as outstanding when determining the amount and percentage beneficially owned. None of the directors or officers included in the table below have the right to acquire any shares within 60 days of the record date.

Stockholders	Number of Common Shares		Percent if greater than 1%
Directors
Kenneth D. DeGiorgio	250,797		—
James L. Doti	71,536		—
Dennis J. Gilmore	493,024		—
Reginald H. Gilyard	19,582		—
Parker S. Kennedy	2,655,788	(1)	2.6%
Margaret M. McCarthy	25,932		—
Michael D. McKee	51,036		—
Mark C. Oman	48,367		—
Mark E. Seaton	102,827		—
Marsha A. Spence	4,503		—
Deborah L. Wahl	—		—
Martha B. Wyrsch	16,079		—
Named executive officers who are not directors
Lisa W. Cornehl	7,635		—
Matthew F. Wajner	27,177		—
Steven A. Adams	3,076		—
All directors, named executive officers and other executive officers as a group (15 persons)	3,777,359		3.7%

(1) Includes 2,165,546 shares held by Kennedy Enterprises, L.P., a California limited partnership of which Mr. Kennedy is the sole general partner. The limited partnership agreement pursuant to which the partnership was formed provides that the general partner has all powers of a general partner as provided in the California Uniform Limited Partnership Act, including the power to vote securities held by the partnership, provided that the general partner is not permitted to cause the partnership to sell, exchange or hypothecate any of its shares of stock of our Company without the prior written consent of all of the limited partners. Except to the extent of his voting power over the shares allocated to the capital accounts of the limited partners, Mr. Kennedy disclaims beneficial ownership of all shares held by the partnership other than those allocated to his own and his wife’s capital accounts. Includes 301,140 shares as to which Mr. Kennedy shares or may be deemed to share voting and investment power. Mr. Kennedy disclaims beneficial ownership of such shares.

First American Financial Corporation 2025 Proxy Statement | 27

II. Required Information

Board and Committee Meetings

Our Board held six meetings during 2024. No incumbent director attended less than 75% of the aggregate of all meetings of the Board and the committees (if any) on which the director served. From time to time, our Board and its committees may act by unanimous written consent as permitted by the laws of the State of Delaware. Our Board’s standing committees include an audit, compensation, nominating and corporate governance and executive committee. The roles and responsibilities of the audit, compensation and nominating and corporate governance committee are set forth below. The executive committee may meet from time to time in between Board meetings and may exercise the authority of the Board. The following table reflects the composition of each of the standing committees as of the date of this proxy statement.

	Audit Committee		Compensation Committee	Nominating and Corporate Governance Committee	Executive Committee
Number of Meetings in 2024		6	6	3	1
Independent Directors
Dr. James L. Doti	O
Reginald H. Gilyard
Parker S. Kennedy
Margaret M. McCarthy
Michael D. McKee
Mark C. Oman
Deborah L. Wahl
Martha B. Wyrsch
Inside Directors
Mark E. Seaton
Dennis J. Gilmore
Marsha A. Spence
Chairperson Member Financial Expert

Audit Committee

The functions performed by the Audit Committee include:

•
reviewing and approving internal auditing procedures, plans, results, resources and budgets;
•
selecting our independent registered public accounting firm;
•
serving as the Board’s designated risk oversight committee and reporting to the Board thereon (see the Risk Oversight section beginning on page 31 for additional details);
•
engaging with our compliance and risk management executives to review the state of enterprise compliance programs and risk management with a view to understanding the steps management has taken to monitor and control our Company’s major risk exposures;
•
reviewing with internal counsel the state of litigation, claims and regulatory matters;
•
discussing with management, internal audit and external advisors the state of internal controls;
•
directing and supervising investigations into matters within the scope of its duties;
•
reviewing with the independent registered public accounting firm the plan and results of its audit and determining the nature of other services to be performed by, and fees to be paid to, such firm;

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II. Required Information

•
reviewing our Company’s information technology and information security functions; and
•
supervising the oversight of our Company’s investment portfolios.

The Audit Committee’s charter is posted in the corporate governance section of our website at www.firstam.com. Our Board has determined that Messrs. Doti and Oman are audit committee financial experts and that each of the directors serving on the Audit Committee is financially literate within the meaning of the SEC’s rules and regulations.

Compensation Committee

The Compensation Committee establishes compensation rates and procedures with respect to our executive officers, including the determination of their annual bonus awards, monitors our equity compensation plans, assesses risk with respect to our compensation programs and makes recommendations to the Board regarding director compensation. The Compensation Committee’s charter is posted in the corporate governance section of our website at www.firstam.com.

Additional information concerning the Compensation Committee’s processes and procedures surrounding non-employee director compensation is included in the section entitled “Director Compensation,” which begins on page 80. Additional information concerning the executive compensation policies and objectives established by the Compensation Committee, the Compensation Committee’s processes and procedures for consideration and determination of executive compensation, and the role of executive officers and the Compensation Committee’s compensation consultant in determining executive compensation is included in the section entitled “Compensation Discussion and Analysis,” which begins on page 36, under the subsection entitled “Compensation Decision Process,” which begins on page 47.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for identifying individuals qualified to become directors of our Company; recommending to the Board nominees for directorships to be filled by the Board or by the stockholders; developing, recommending to the Board and periodically reviewing the corporate governance principles applicable to our Company; overseeing our Company’s succession plan for the chief executive officer and the succession planning process for other key employees; and overseeing sustainability matters material to our Company’s business. This committee's charter is posted in the corporate governance section of our website at www.firstam.com. The committee’s charter outlines the procedures by which certain stockholders of our Company may recommend director nominees to the Board. In particular, the committee will accept and consider, in its discretion, director recommendations from any stockholder holding in excess of five percent of our Company’s outstanding shares of common stock. Such recommendations must include the name and credentials of the recommended nominee, along with all other information required under our Bylaws, and should be submitted to the secretary of our Company at 1 First American Way, Santa Ana, California 92707. The committee will evaluate director candidates recommended by stockholders for election to our Board in the same manner and using the same criteria as used for any other director candidate (as described below). If the committee determines that a stockholder-recommended candidate is suitable for membership on our Board, it will include the candidate in the pool of candidates to be considered for nomination upon the occurrence of the next vacancy on our Board or in connection with the next annual meeting of stockholders.

Our Bylaws also provide for proxy-access, which is described in the section “Stockholder Proposals, Director Nominations and Proxy Access” on page 84. In 2022, in response to stockholder feedback, we amended our Bylaws to implement majority voting in uncontested elections of directors. In contested elections, where the number of nominees exceeds the number of directors to be elected, plurality voting will continue to apply. Our Bylaws also require that any director who does not receive a majority of the votes cast will promptly tender his or her resignation for consideration by the Nominating and Corporate Governance Committee and the Board.

First American Financial Corporation 2025 Proxy Statement | 29

II. Required Information

As stated in the corporate governance guidelines, the committee takes into account all factors it considers appropriate in identifying and evaluating candidates for membership on the Board, including some or all of the following: strength of character, an inquiring and independent mind, practical wisdom, mature judgment, career specialization, relevant technical skills, reputation in the community, diversity (including diversity of experience, background and skillset) and the extent to which the candidate would fill a present need on the Board. This committee makes recommendations to the full Board as to whether or not incumbent directors should stand for re-election. However, if our Company is legally required by contract or otherwise to provide third parties with the ability to nominate directors, the selection and nomination of such directors generally is not subject to the committee process for identifying and evaluating nominees for director. The committee conducts all necessary and appropriate inquiries into the background and qualifications of possible candidates and may engage a search firm to assist in identifying and evaluating potential candidates for nomination.

Our corporate governance guidelines set forth a policy for the consideration of diversity in identifying nominees for director. The policy recognizes the benefits associated with having a board with directors with a variety of backgrounds and, as indicated above, requires that the Nominating and Corporate Governance Committee consider diversity as a factor when identifying and evaluating candidates for membership on the Board. The policy utilizes a broad conception of diversity, including professional and educational background, prior experience on other boards, political and social perspectives, as well as race, national origin, gender and sexual orientation. The Nominating and Corporate Governance Committee assessed the effectiveness of the Board diversity policy when identifying and evaluating candidates for membership on the Board.

Utilizing the factors and in recognition of the legal requirements described above, the committee makes recommendations, as it deems appropriate, regarding the composition and size of the Board. The priorities and emphasis of the committee and of the Board may change from time to time to take into account changes in business and other trends and the portfolio of skills and experience of current and prospective Board members.

Our corporate governance guidelines also contain a mandatory retirement policy, which provides that no person is eligible for election as a director if on January 1 of the year of the election he or she is age 77 or older. The Board has not granted any waivers or exemptions to this policy.

Independence of Directors

The Board has affirmatively determined that each member of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee, as well as each other member of the Board, except Mark E. Seaton, Dennis J. Gilmore and Marsha A. Spence, is “independent” as that term is defined in the listing standards of the New York Stock Exchange and in accordance with our Company’s corporate governance guidelines. In addition, each member of the Audit Committee and the Compensation Committee is independent under the additional standards applicable to the respective committee under the SEC rules, and the New York Stock Exchange listing standards. In making these determinations, the Board considered the following relationships between directors and our Company: Messrs. Gilyard and McKee are affiliated with entities that do business with, or that represent clients that do business with, us in the ordinary course from time to time (and the amounts involved in each case are significantly less than 2% of such entity’s consolidated gross revenues); each of Messrs. Doti and Kennedy is or recently was affiliated with one or more nonprofit organizations to which our Company and/or our management has made donations from time to time (and the amounts in each case are significantly less than $1 million and 2% of the nonprofit organization’s consolidated gross revenues); and Mr. Kennedy receives standard board fees for his service as a director of our Company’s trust subsidiary, as further described in the section entitled “Director Compensation,” which begins on page 80. Each of the relationships above, while considered by the Board, falls within our categorical independence standards contained in the Board’s corporate governance guidelines, which are available on the corporate governance section of our website at www.firstam.com. The Board also considered the following relationships between Mr. Kennedy and our Company: he was employed as our executive chairman until his retirement in February 2012; for serving as chairman of the Board until February 9, 2022 and as lead

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II. Required Information

independent director of the Board since then, he receives Company-provided office space, mobile devices, computer, other office equipment and administrative support as set forth in the section entitled “Director Compensation,” which begins on page 80; and his son is employed by a subsidiary of our Company as further described in the section entitled “Transactions and Litigation with Management and Others” on page 33.

Board Leadership Structure; Meetings of Non-Management and Independent Directors

Our Board believes it is important to select our Company’s chairman and our Company’s chief executive officer in the manner it considers in the best interests of our Company at any given point in time. Accordingly, the chairman and chief executive officer positions may be filled by one individual or by two different individuals. Our Board has determined at this time that it is appropriate to separate the roles of chairman and chief executive officer and these positions are currently held by different individuals, Mr. Gilmore, as executive chairman, and Mr. Seaton, as chief executive officer.

In addition to a chairman, we also have a lead independent director, Mr. Kennedy. The lead director is responsible for chairing and coordinating the agenda for the executive sessions of non-management and independent directors. In 2024, the non-management directors met four times in executive session and the independent directors met one time in executive session. In addition, the lead director may provide advice to the chairman with respect to the following: (i) establishing an appropriate schedule for Board meetings; (ii) preparing agendas for the meetings of the Board and its committees; (iii) the retention of consultants who report directly to the Board; (iv) the Nominating and Corporate Governance Committee’s oversight and implementation of our corporate governance policies; and (v) the Compensation Committee’s oversight of the implementation of and compliance with our Company’s policies and procedures for evaluating and undertaking executive and incentive-based compensation.

Our Board believes this to be the most effective leadership structure for our Company because it effectively allocates authority, responsibility, and oversight between management, the chairman of the Board and the lead director and capitalizes on the experience and strengths of our current management team. It does this by giving primary responsibility for the operational leadership and strategic direction of our Company to our chief executive officer, enabling the lead director to facilitate our Board’s independent oversight of management and consideration of key governance matters, and allowing our executive chairman to promote communication between management and our Board. The Board believes that its programs for overseeing risk, as described under the Risk Oversight section below, would be effective under a variety of leadership frameworks. Accordingly, the Board’s risk oversight function did not significantly impact its selection of the current leadership structure.

Annual Performance Evaluation

The Board and each of its committees conduct an annual self-evaluation to determine whether the Board and its committees are functioning effectively. In connection with this annual evaluation, directors are given an opportunity to evaluate the effectiveness of each other and to evaluate their own personal effectiveness. The results of the evaluation are reported to the Board and each committee.

Risk Oversight

The Board’s responsibilities in overseeing our Company’s management and business to maximize long-term stockholder value include oversight of our Company’s key risks and management’s processes and controls to manage those risks appropriately. Management, in turn, is responsible for the day-to-day management of risk and implementation of appropriate risk management controls and procedures.

First American Financial Corporation 2025 Proxy Statement | 31

II. Required Information

Although risk oversight permeates many elements of the work of the full Board and the committees, the Audit Committee has the most direct and systematic responsibility for overseeing risk management and has been designated by the Board as its risk oversight committee. To that end, the Audit Committee charter provides for a variety of regular and recurring responsibilities relating to risk, including:

•
having responsibility for the internal audit function, with that function reporting directly to the committee;
•
overseeing the independent registered public accounting firm;
•
receiving reports from management and the independent auditor regarding the adequacy and effectiveness of various internal controls;
•
reviewing regularly with management legal and regulatory matters that could impact our Company;
•
supervising the oversight of our Company’s investment portfolios;
•
overseeing our Company’s compliance program with respect to legal and regulatory requirements and risks; and
•
discussing with management and the independent auditor our Company’s guidelines and policies with respect to risk assessment and risk management, including our Company’s major risk exposures and the steps management has taken to monitor and control such exposures.

In performing these functions, the committee regularly receives reports from management and internal and external auditors regarding our Company’s:

•
information technology environment and business continuity programs;
•
information security and cybersecurity programs;
•
enterprise risk management program;
•
compliance program;
•
investment portfolios;
•
vendor management program;
•
insurance program; and
•
litigation, claims and regulatory exposures.

Our Company's approach to cybersecurity risk management is multi-layered and includes governance and risk, monitoring and incidence response, data security, application security, endpoint security, network security and perimeter security. For more information, refer to Item 1C. Cybersecurity in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

Separately, the Compensation Committee oversees our Company’s compensation policies and practices and has assessed whether our Company’s compensation policies encourage excessive risk taking. The Compensation Committee has concluded that these policies and practices do not create risks that are reasonably likely to have a material adverse effect on our Company. In arriving at that conclusion, the Compensation Committee considered, among other factors, our Company’s review and approval processes surrounding certain compensatory arrangements; the metrics used to determine variable compensation, including the performance measures selected by the Compensation Committee and performance ranges associated with the metrics; the Compensation Committee’s oversight of inclusion or exclusion of extraordinary items in the financial results upon which certain compensatory arrangements are based; the inclusion of overall Company performance in the determination of divisional leader compensation; the portion of variable compensation paid in restricted stock units ("RSUs"), which generally vest over three years and performance restricted stock units ("PRSUs"), which generally vest at the end of a three year period; the extent to which qualitative judgments are involved in the compensatory

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II. Required Information

arrangements; the amount of compensation paid as sales commissions, management’s review of such compensation paid and the localized nature of the commission payments; controls, such as underwriting and approval controls; and the extent to which compensatory arrangements can be changed if circumstances evidence increased risk associated with such arrangements.

Insider Trading Policy

Our Company has adopted an insider trading policy and supplementary procedures (the “Insider Trading Policy”), which governs the purchase, sale and other transactions in our securities by directors, officers and personnel (including, as applicable, their family members and controlled entities, in each case, as defined in the Insider Trading Policy) that we believe are reasonably designed to promote compliance with insider trading laws, rules and regulations, and the New York Stock Exchange listing standards. Among other things, the Insider Trading Policy prohibits (i) the purchase and sale of Company securities while a Covered Individual (as defined in the Insider Trading Policy) is aware of material non-public information about the Company or (ii) disclosing such material non-public information to other persons who may enter into transactions in the Company’s securities on the basis of that information, and requires that all transactions by a Covered Individual directly or indirectly involving the stock of or derivatives of the stock of the Company must be approved in advance by the Chief Legal Officer of the Company or a designee. Our Insider Trading Policy was filed as Exhibit 19 to our annual report on Form 10-K for fiscal 2024 filed with the SEC on February 21, 2025.

Director Attendance at Annual Meetings

Our directors are expected to attend the annual meetings of our stockholders. At last year’s annual meeting, nine of our ten directors then-serving attended the virtual meeting.

Stockholder and Interested Party Communications with Directors

Stockholders and other interested parties may communicate directly with members of the Board, including the chairman, lead director or any of the other non-management directors of our Company (individually or as a group), by writing to such director(s) at our Company’s principal executive offices, 1 First American Way, Santa Ana, California 92707. In general, stockholder communications delivered to our Company for forwarding to Board members about bona fide issues and concerning our Company related to the duties and responsibilities of the Board will be forwarded in accordance with the stockholder’s instructions. Directors receiving such communications will respond as such directors deem appropriate, including the possibility of referring the matter to management of our Company, to our Company’s internal audit department, to the full Board or to an appropriate committee of the Board.

The Audit Committee has established procedures to receive, retain and address complaints regarding accounting, internal accounting controls or auditing matters, and for the submission by our employees of concerns regarding questionable accounting or auditing matters. Our 24-hour, toll-free hotline is available for the submission of such concerns or complaints at 1-866-921-6714. To the extent required by applicable law, individuals wishing to remain anonymous or to otherwise express their concerns or complaints confidentially are permitted to do so.

Transactions and Litigation with Management and Others

The Board has adopted a written policy regarding related party transactions, which generally requires the Nominating and Corporate Governance Committee’s review and approval of transactions involving amounts in excess of $120,000 between our Company and/or our affiliates, on the one hand, and, on the other hand, any of our Company’s directors, director-nominees, executive officers, stockholders beneficially owning in excess of 5% of our Company’s common stock or any of their immediate family members that have a direct or indirect material interest in the transaction. If the proposed transaction involves $1,000,000 or less, then the chair of the Nominating and Corporate Governance Committee may approve the transaction.

First American Financial Corporation 2025 Proxy Statement | 33

II. Required Information

Certain transactions, including compensatory arrangements reported in this proxy statement for executive officers and directors of our Company, are deemed to be pre-approved by the Nominating and Corporate Governance Committee under the terms of the policy. In cases where the potential transaction would involve the executive officer, director, large stockholder or any of their immediate family members only in an indirect fashion, the policy does not apply where such indirect interest results solely from ownership of less than 10% of, or being a director of, the entity entering into the transaction with our Company.

Mr. Kennedy’s son is employed by a subsidiary of our Company as a division managing director. His base salary in 2024 was $225,000, his cash bonus for 2024 (paid in 2025) was $244,700 and the dollar value of restricted stock units granted to him in 2025 (in connection with 2024 performance) was $131,700. He received standard employee benefits and participated in the standard, performance-based incentive compensation program available to similarly-situated employees of his level and experience.

Mr. Gilmore’s daughter is employed by a subsidiary of our Company as a vice president, profit center manager. Her base salary in 2024 was $132,300, her cash bonus for 2024 (paid in 2025) was $45,800, she received an additional one-time incentive bonus in 2024 of $6,700, and the dollar value of restricted stock units granted to her in 2025 (in connection with 2024 performance) was $5,100. In addition, she received standard employee benefits and participated in the standard, performance-based incentive compensation program available to similarly-situated employees of her level and experience.

Ms. Spence served as the chairman of Mother Lode Holding Co. (“MLHC”), a subsidiary of our Company that was acquired on May 2, 2022, until her retirement in 2023. Ms. Spence was the beneficiary of a legacy Supplemental Executive Retirement Plan (“MLHC SERP”) and Deferred Compensation Plan (“MLHC DCP”) that MLHC offered prior to the acquisition by our Company. Although those plans were frozen at the time of the acquisition, our Company assumed the obligations under those plans that were then in place, including the obligations under Ms. Spence’s MLHC SERP contract and with respect to her DCP contributions. MLHC was also a lessee under five lease agreements with respect to properties beneficially owned by a trust to which Ms. Spence and her husband are beneficiaries. One of those lease arrangements terminated during 2024, with four remaining in place as of December 31, 2024. Our Company paid approximately $674,050 in rent payments under the leases during 2024. These leases were included in the acquisition and were determined by our Company’s corporate real estate team at the time to be at fair market value rates.

For information on transactions involving our Company and persons or groups of stockholders who are known to us to be the beneficial owners of more than 5% of our common stock, see the footnotes to the table in the section “Who are the largest principal stockholders outside of management?” on page 93.

Executive Officers

The following provides information regarding our Company’s current executive officers:

Name	Position(s) Held	Age
Mark E. Seaton	Chief Executive Officer	47
Matthew F. Wajner	Chief Financial Officer	49
Lisa W. Cornehl	Senior Vice President, Chief Legal Officer, Secretary	46
Steven A. Adams	Vice President, Chief Accounting Officer	55

All officers of our Company are appointed annually by the Board on the day of the annual meeting of stockholders.

•
Mark E. Seaton has served as our chief executive officer since April 2025. From March 2013 to April 2025, he was our executive vice president, chief financial officer. From 2010 until 2013, he served as our senior vice president, finance, in which capacity he oversaw our Company’s investment management, investor relations, treasury and financial planning activities. Mr. Seaton joined The First American Corporation in 2006.

34 | 2025 Proxy Statement First American Financial Corporation

II. Required Information

•
Matthew F. Wajner has served as our chief financial officer since April 2025. From August 2020 to April 2025, he was our vice president, treasurer. From 2013 until 2020, he served as our vice president, chief accounting officer. He was our Company’s controller from 2010 until 2013. He joined The First American Corporation in 2009 and served as its director of SEC reporting until 2010.
•
Lisa W. Cornehl has served as our senior vice president, chief legal officer since September 2021 and our corporate secretary since August 2022. From 2015 until 2021, she served as our deputy general counsel, litigation, and as our chief privacy officer from 2018 to January 2023. Ms. Cornehl joined our Company in 2011 and served as senior litigation counsel until 2015. Earlier in her career, she worked for a leading international law firm.

•
Steven A. Adams has served as our vice president, chief accounting officer since 2020. Prior to joining the Company, Mr. Adams served as chief accounting officer of various companies, including WASH Multifamily Laundry Systems LLC, Tanium, Inc., DreamWorks Animation SKG, Inc. and DIRECTV. He started his career in the audit practice at PricewaterhouseCoopers.

First American Financial Corporation 2025 Proxy Statement | 35

Executive Compensation

Compensation Discussion and Analysis

Introduction

In this section, we describe our executive compensation program for our named executive officers (generally referred to in the Executive Compensation section of this proxy statement as our "executive officers").

As disclosed in the Current Report on Form 8-K filed by the Company with the SEC on April 15, 2025, Kenneth D. DeGiorgio was succeeded as Chief Executive Officer and a member of the Board of Directors of the Company by Mark E. Seaton on April 10, 2025. Matthew F. Wajner was promoted to the position of Chief Financial Officer on April 10, 2025. Discussion in the Executive Compensation section of this proxy statement pertains to the executive compensation program and related results for relevant periods that occurred before this transition period and has been presented accordingly.

Our Company’s executive officers for 2024 were:

Name	Principal Position	Tenure with Company (years)
Kenneth D. DeGiorgio	Chief Executive Officer	26
Mark E. Seaton	Executive Vice President, Chief Financial Officer	19
Lisa W. Cornehl	Senior Vice President, Chief Legal Officer, Secretary	14
Matthew F. Wajner	Vice President, Treasurer	15
Steven A. Adams	Vice President, Chief Accounting Officer	5

Executive Summary

The Compensation Committee (referred to in the Executive Compensation section of this proxy statement as the "Committee") believes that the Company's management team performed at a high level in 2024. The Committee believes the strength of the Company's performance in 2024 in the face of generally challenging conditions in the real estate industry, which included a prolonged lack of affordability in the housing market and high mortgage rates that kept refinance volumes at trough levels, demonstrates management's effectiveness. The Company delivered strong results for the year, including growing adjusted earnings per share by 15.8% compared with the prior year, generating pretax earnings in the title insurance and services segment of $246.2 million, increasing commercial revenues by 16% to $761 million and generating total revenues of over $6.1 billion. Furthermore, the Committee believes that management’s achievements in expense management, as well as its execution of strategic initiatives that support the Company's long-term growth, were exemplary.

36 | 2025 Proxy Statement First American Financial Corporation

Compensation Discussion and Analysis

Corresponding to management's high level of performance that drove financial improvements in 2024, achievement relative to the targets for the Company’s annual incentive plan increased this year after being down for two consecutive years. Accordingly, results were at 133% of target for 2024, compared to below 80% of target for the prior two years. The Committee believes that the Company's 2024 results reflect management's continued focus on delivering strong financial performance despite market challenges. In addition, the Company's results for the three-year performance period of 2022—2024 with respect to 2022 Long-Term Incentive Plan Performance Restricted Stock Units were at the 38th percentile relative to the comparator group of companies in the S&P 400 MidCap Index, and corresponding payouts were at 76% of target. The Committee believes that this three-year result against a broad group of comparator companies represents good performance, particularly considering the historic challenges in the broader real estate industry, relative to other industries, during this period. The Committee believes that the compensation paid to management by our Company is commensurate with its performance and consistent with our Company's pay-for-performance philosophy.

The Committee has structured the Company's executive compensation program utilizing several key pay elements to create a strong alignment between the interests of executive officers and long-term stockholders. Based on the positive support the Company has received from stockholder outreach efforts and the results of last year’s Say on Pay proposal, in which approximately 96% of the Company’s shares present and entitled to vote on the proposal approved, on an advisory basis, 2023 executive compensation, the Committee maintained the program's general structure for 2024. The Committee believes that this structure continues to represent a well-proportioned mix of stock-based compensation, retention value and at-risk compensation that produces desirable short-term and long-term performance incentives and rewards.

The key pay elements for our executive compensation program, which are further described in the "Pay Elements and Practices" section below, are as follows:

ANNUAL INCENTIVE COMPENSATION

Annual incentive compensation is a key component of our executive compensation program given it encourages our executive officers to strive for short-term results for our stockholders despite cyclical real estate market dynamics

Our Annual Incentive Plan (“AIP”) compensates relative to performance against annual pretax margin and return on equity targets set during our annual financial planning process (subject to the Discretionary Adjustment, as described below). AIP awards are paid in:

✓
Cash and
✓
Restricted stock unit awards, which vest over three years (“Bonus RSUs”)

Long-term Incentive Compensation

In addition to paying a portion of annual incentive compensation in Bonus RSUs, our program also drives focus on creating long-term value for our stockholders through our Long-Term Incentive Plan ("LTI Plan") that provides for the award of a Committee-determined grant of restricted stock units as follows:

✓
50% are subject to three-year total shareholder return relative to the S&P MidCap400 Index (such performance restricted stock units, “LTI PRSUs") and
✓
50% vest over three years ("LTI RSUs")

Base Salary	Fixed base salary provides an established source of income that is competitive and helps to attract and retain our executive officers

First American Financial Corporation 2025 Proxy Statement | 37

Compensation Discussion and Analysis

Performance Overview

Our Company's financial performance is largely realized through providing title insurance, settlement services and related products and services in support of real estate transactions. This links our performance to cyclical real estate market dynamics. Fluctuations in interest rates, real estate inventory levels, real estate pricing and general economic conditions, among other factors, impact the real estate market and, therefore, demand for our products and services. The ongoing downturn in the real estate market made 2024 a challenging year, particularly in the residential purchase and refinance markets. A prolonged lack of affordability in the housing market, driven by relatively low inventory, elevated home prices, and high mortgage rates, produced a home sales market that was at the lowest level since the mid 1990s. High mortgage rates also kept refinance volumes at trough levels.

The Committee believes that in the face of these market headwinds, the Company delivered strong results for 2024, including growing adjusted earnings per share by 15.8% compared with the prior year, generating pretax earnings in the title insurance and services segment of $246.2 million, increasing commercial revenues by 16% to $761 million and generating total revenues of over $6.1 billion. Furthermore, the Committee believes that management’s effectiveness is reflected in its significant achievements in execution against its strategic objectives, while remaining focused on expense management.

Execution on Company Strategy

Our Company continued executing on our strategic goals this year in the face of generally challenging market conditions. The Company's accomplishments described below, among others, continue to validate our Company's strategy, including our focus on continued improvement of our customers’ experience with our products and services, as well as through the digital transformation of the process for transacting real estate. Our vision remains to be the premier title insurance and settlement services company.

Highlights for 2024 include:

Financial Results
•
Generated earnings per diluted share of $1.26, or $4.40 on an adjusted basis, an increase of 15.8% compared with last year
•
Maintained total revenues of over $6.1 billion, or $6.5 billion on an adjusted basis
•
Generated pretax earnings in the title insurance and services segment of $246.2 million, or $624.2 million on an adjusted basis
•
Achieved a pretax margin in the title insurance and services segment of 4.3%, or 10.3% on an adjusted basis
•
Grew commercial revenues by 16% compared with last year to $761 million
•
Delivered a return on equity of 2.7%, or 8.2% on an adjusted basis
•
Executed a strategic investment portfolio rebalancing initiative, which resulted in an increase in net investment income and tax savings during the year
•
Generated investment income in the title insurance and services segment of $534 million
•
Delivered cash flow from operations of $897 million
•
Home Warranty segment achieved a pretax margin of 15.1%, or 14.8% on an adjusted basis

Note: See Appendix A for the rationale behind the presentation of all non-GAAP financial measures referred to above and reconciliations to the nearest GAAP financial measures.

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Compensation Discussion and Analysis

Execution on Strategic Objectives
•
Mitigated the impact of generally challenging market conditions, largely through continued focus on expense management
•
Successfully launched a pilot of Sequoia, our automated underwriting platform for instant, insurable title decisions in purchase transactions
•
Launched new initiatives that improve the customer experience, make our business more efficient and mitigate risk
•
Scaled and grew strategic products and capabilities, such as the DataTrace Starter XchangeTM program for title policy starters and GalileoTM, a modern, digital capability helping underwriters make better, faster coverage decisions for our customers
•
Maintained leadership in title data coverage in all data asset categories, including leveraging our proprietary data extraction technology to increase our title plant footprint
•
Successfully executed on compliance and risk management efforts, including effective management of underwriting risk, legal and regulatory compliance

Talent, Sustainability and Governance Initiatives
•
Named to the Fortune 100 Best Companies to Work For® list for the ninth consecutive year and Fortune Best Workplaces for Women® list for the eighth consecutive year
•
Named one of the 100 Best Workplaces for Innovators by Fast Company for the second consecutive year
•
Named to People® Magazine's Companies that Care list for the third consecutive year
•
Earned a top score of 100 on the Human Rights Campaign Foundation’s 2023-2024 Corporate Equality Index (CEI) for the sixth consecutive year
•
Published our 2023 annual sustainability report, which was aligned to Sustainability Accounting Standards Board (SASB) standards

Stockholder Outcomes
•
Returned $68 million to stockholders through the repurchase of 1.2 million shares at an average price of $55.76
•
Raised the quarterly dividend by 1.9%, returning $220.7 million to stockholders through dividends in 2024
•
Total shareholder return of 0.4%, 4.9% and 9.8% for the one-, five- and ten-year periods ending December 31, 2024, respectively, compared to the total shareholder return of the S&P MidCap 400 Index of 13.9%, 10.3%, and 9.7% over the same respective periods

2024 Performance Metric Results

Our named executive officers' AIP cash and equity bonuses paid out at 133% of target for 2024. These payout amounts reflect the results of the two financial metrics utilized by the Committee: return on equity and pretax margin. Target and actual results of these metrics for 2024 were as follows.

	Target	Actual 2024 Results
Pretax Margin(1)	8.5%	9.2%
Return on Equity(1)	7.2%	8.2%

First American Financial Corporation 2025 Proxy Statement | 39

Compensation Discussion and Analysis

Total	—	133%

(1) Note: The Committee’s definitions of pretax margin and return on equity are described on page 50 below. Actual results set forth above have been adjusted to exclude current year net investment gains/losses from the investment portfolio, certain current year net investment gains/losses from our Company’s venture investment portfolio, purchase related amortization of intangible assets, and, in the discretion of the Committee, the effects of certain non-operating items. Return on equity also excludes accumulated other comprehensive income/loss and noncontrolling interests. These are non-GAAP financial measures. Please see Appendix A for the rationale behind the presentation of these measures and reconciliations of these amounts to the nearest GAAP financial measures.

The AIP gives the Committee discretion to adjust the metric-driven payout amounts by up to 30 percentage points to account for unanticipated external factors, performance against strategic initiatives designed to create long-term stockholder value, or talent, sustainability or governance actions or initiatives (the "Discretionary Adjustment"), which factors and their application are further described in the Annual Incentive Compensation section beginning on page 50 below. For 2024, the Committee did not make any Discretionary Adjustments.

Pay Philosophy

Pay Objectives

Our Company’s executive compensation program, which is administered by the Committee, is designed to encourage achievement of strong short-term financial results in the face of cyclical and unpredictable real estate market dynamics, while maintaining focus on enhancing long-term stockholder value. This is accomplished by tying a meaningful portion of the executive officers' total compensation to our Company's annual consolidated financial performance, a portion of which is payable in the form of performance- and time-based equity that vests over three years, with a lesser portion being driven by qualitative assessments of the contribution of each individual executive officer. The Committee believes that there is value in consistency in our compensation program. As a result, while target performance metrics change from year to year as a reflection of the cyclicality in our business, and target pay levels are adjusted to reflect the market and individual performance and contributions, the general structure of the program typically remains consistent from year to year. From time to time, however, the Committee makes adjustments to the compensation program based on stockholder feedback, changes in market compensation practices or to better accomplish the Committee’s objectives.

Our Company’s approach is designed to develop and administer programs that will achieve the following objectives:

OUR KEY COMPENSATION OBJECTIVES
•
Motivate executive officers to deliver long-term stockholder value without taking excessive risk.
•
Encourage achievement of strong short-term results through cyclical real estate market dynamics.
•
Support the attraction, retention and motivation of a highly capable leadership team critical to creating long-term value for our stockholders.
•
Provide compensation levels that are competitive with significant competitors and other companies in our Company's peer group.

Compensation Mix

The Committee utilizes the particular elements of compensation described below because it believes they represent a well-proportioned mix of cash versus stock-based compensation, retention value and at-risk compensation that result fundamentally in a pay-for-performance orientation that produces desirable short-term and long-term performance incentives and rewards. By following this portfolio approach, the Committee endeavors to provide our executive officers with a competitive pay level that includes a measure of assurance with respect to their minimum level of compensation, while also motivating each executive officer to focus on the business metrics that will produce a high level of shorter-term performance for our Company with corresponding increases in long-term stockholder value.

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Compensation Discussion and Analysis

The following chart summarizes certain primary features of our executive compensation program's key pay elements:

2024
2025
2026
2027
Initial Performance Year
LTI Plan
2024 Performance Informs 2025 Long-Term Incentive Grant Size
Long-Term Incentive PRSUs (50% Weighting)
(3-Year Performance Period for Relative TSR vs. S&P MidCap 400 Index)
Vesting 3 Years from Grant Date
Long-Term Incentive RSUs (50% Weighting)
1/3 Vesting
1/3 Vesting
1/3 Vesting
Annual Incentive Plan
AIP Bonus RSU Performance Period
AIP Bonus RSUs
1/3 Vesting
1/3 Vesting
1/3 Vesting
AIP Cash Bonus Performance Period
2024 cash and equity bonuses paid in early 2025 after final performance assessment
A majority of AIP and LTI Plan awards are payable in equity and vest over multiple future years, encouraging sustained strong stockholder value creation
Salary

Note: Long-Term Incentive PRSU awards vest and become earned on the third anniversary of the grant date. Long-Term Incentive RSU and AIP Bonus RSU awards vest at a rate of 33 1/3% per year on each anniversary of the grant date. The equity awards granted to executive officers in 2025 in connection with 2024 performance were granted on February 24, 2025 pursuant to our Company’s policy of granting RSUs to executive officers on the second day on which the New York Stock Exchange is open for trading following the submission of the Annual Report on Form 10-K.

First American Financial Corporation 2025 Proxy Statement | 41

Compensation Discussion and Analysis

With this structure, our executive compensation program's mix of compensation is weighted heavily toward at-risk pay. In fact, approximately 88% of our CEO’s target pay is at risk (approximately 73%, on average, for our other executive officers). This is consistent with our overall philosophy of maintaining a pay mix that results fundamentally in a pay-for-performance orientation.

The graphic below reflects the percentage of our executive officers’ 2024 target compensation that was fixed versus performance-based, as well as the percentage of performance metric-based RSUs versus strictly time-based RSUs.

Target Compensation(1)

CEO Base Salary 11% LTI Awards 44% Target AIP Bonus RSUs 25% Target AIP Cash Bonus 20% Metric Based Equity as a Percentage of all RSUs 52% Average of Other NEOs Base Salary 20% LTI Awards 41% Target AIP Bonus RSUs 19% Target AIP Cash Bonus 20% Metric Based Equity as a Percentage of all RSUs

(1)
This graphic includes 2024 target base salary (calculated without regard to the voluntary and temporary reductions in base salary taken by Messrs. DeGiorgio and Seaton that began in June 2022 and continued until December 31, 2024), 2024 target AIP awards (annual cash bonus and Bonus RSUs), and actual LTI Plan awards granted in 2025 in connection with 2024 performance (of which the LTI PRSUs are valued at target based on the applicable three-year, relative total shareholder return metric).

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Compensation Discussion and Analysis

The following chart reflects the actual performance-based compensation and metric-based compensation percentages of the executive officers for 2024.

Actual Compensation

	Actual 2024 Compensation
	Performance-Based(1)	Metric-Based RSUs(2)
Named Executive Officer	(% of Total Compensation)	(% of Total RSUs Awarded)
DeGiorgio, K.	91%	71%
Seaton, M.	85%	68%
Cornehl, L.	74%	69%
Wajner, M.	61%	66%
Adams, S.	58%	69%

(1) Includes actual AIP cash bonus and all RSUs awarded. The AIP cash bonus and all RSU awards were made in the subsequent year in connection with the prior year’s performance (i.e., awarded in 2025 in connection with 2024 performance).

(2) Metric-based RSUs include all Bonus RSUs granted for the specified year and all LTI PRSUs granted in connection with 2024 performance.

Say on Pay Results and Stockholder Outreach

As part of its process in determining executive compensation levels and structure for 2024, the Committee reviewed the results of last year’s Say on Pay proposal, in which over 96% of our Company’s shares present and entitled to vote on the proposal approved 2023 executive compensation. Continuing stockholder support for the Say on Pay proposal reinforces the Committee’s belief that it should continue its practice of implementing and overseeing executive compensation programs that provide for a substantial portion of the executive officers’ total compensation to be related to our Company’s consolidated financial performance. It also reinforces the Committee’s view that, for executive officers, the mix of compensation should continue to be weighted heavily toward at-risk pay and should include a substantial portion payable in equity. This is consistent with our overall philosophy of maintaining a pay mix that results fundamentally in a pay-for-performance orientation and a strong alignment between the interests of executive officers and long-term stockholders.

To help ensure that our compensation program aligns with the long-term interests of our stockholders, the Committee considered the input our Company has previously received during stockholder outreach efforts as well as additional feedback our Company received in its regular and ongoing communications with stockholders, all of which was discussed and reviewed with the Committee.

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Compensation Discussion and Analysis

Summary of Executive Compensation Practices

The table below highlights certain of our executive compensation practices, including practices we have implemented that drive performance as well as those we have prohibited because we do not believe they serve our stockholders’ interests.

KEY FEATURES OF OUR PROGRAM

✓
Pay-for-performance. Tie pay to performance by ensuring that a substantial portion of executive officer compensation is at-risk and related to our Company’s consolidated financial performance.
✓
Equity-based compensation. A substantial portion of compensation is paid in the form of RSUs and PRSUs to encourage alignment between executive officers and long-term stockholders and to discourage excessive risk taking.
✓
Multi-year performance-based equity awards. 50% of long-term incentive plan awards for executive officers are based on total shareholder return relative to the S&P MidCap 400 Index at the end of a three-year period, with performance-based payouts ranging from 0% to 200% of target.
✓
Peer group benchmarking. Peer group performance and compensation data is regularly reviewed by the Committee to inform compensation decisions.
✓
Stockholder engagement. Regularly communicate with stockholders to help ensure our compensation program aligns with the long-term interests of stockholders.
✓
Stock ownership guidelines. We have stock ownership guidelines of six times base salary for the chief executive officer, three times base salary for our other executive officers with base salaries equal to or greater than $500,000 and one-time base salary for our other executive officers with base salaries below $500,000.
✓
Clawback and forfeiture of previously awarded compensation. Compensation must be recouped if our Company’s reported financial results are restated due to material noncompliance with applicable financial reporting requirements which resulted in excess incentive compensation having been received and, in certain circumstances, may otherwise be recovered if the executive officer's misconduct results in loss or damage to our Company or our reputation.
✓
Limit RSU and PRSU acceleration upon change in control. The equity incentive plans and related award agreements do not trigger acceleration of RSUs or PRSUs in the event of a Board-approved change-in-control of our Company. Only in the event of a change-in-control of our Company that is not approved by the Board would all unvested RSUs and PRSUs accelerate.
✓
Talent, Sustainability and Governance. Talent, sustainability and governance actions, initiatives, or omissions that impact—and reflect the role of our Company in—broader society are considered in evaluating executive officer performance and determining compensation.
✓
Independent compensation consultant. The Committee uses an independent compensation consultant that provides no other services to our Company.

☒ No trading on margin or pledging of shares. Our trading policies prohibit our executive officers from holding Company securities in a margin account or pledging Company securities as collateral.

☒ No hedging. Hedging ownership of Company securities by engaging in short sales or trading in option contracts involving Company securities is prohibited.

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Compensation Discussion and Analysis

Executive Compensation Program

Key Pay Elements

The following chart summarizes the key pay elements for our executive officers. Each element is described in detail beginning on page 48 in the Section “Pay Elements and Practices.”

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Compensation Discussion and Analysis

Benchmarking Compensation and Peer Group Development

Overall compensation levels for our executive officers are determined based on a number of factors, including each individual’s roles and responsibilities within our Company, each individual’s experience and expertise, comparable compensation levels at peer companies, compensation levels in the marketplace for similar positions and the performance of the individual and our Company as a whole. In determining these compensation levels, the Committee considers all forms of compensation and benefits.

SELECTION OF CMPARATOR COMPANIES Comparator companies are selected based on business profile characteristics, including industry, market capitalization and revenue

General In order to determine competitive compensation practices, the Committee primarily relies upon data compiled from public filings

("proxy data") of selected companies (“comparator companies”) that it considers appropriate comparators for the purpose of developing executive compensation benchmarks. The comparator companies for 2024 (meaning the companies used in connection with determinations of the 2024 executive compensation program) are identified below, which are the same comparator companies used for 2023 compensation determinations. In addition, the Committee periodically considers nationally recognized survey data published by various consulting firms. Proxy data was used exclusively to develop benchmarks for Messrs. DeGiorgio and Seaton while a blend of proxy data and general industry survey data was used for Ms. Cornehl. For Messrs. Wajner and Adams, the Committee reviewed size-aligned survey data from the United States Mercer Benchmark Database that was reflective of our Company’s total revenue size at the end of 2023. The Committee considers the advice and recommendations developed by its independent compensation consultant to support our benchmarking principles.

The comparator companies for 2024 were:

• American Financial Group, Inc. • Assurant, Inc. • AXIS Capital Holdings Limited • Cincinnati Financial Corporation • Everest Re Group, Ltd. • Fidelity National Financial, Inc.	• Genworth Financial, Inc. • Kemper Corporation • Mercury General Corporation • Old Republic International Corporation • The Hanover Insurance Group, Inc. • W.R. Berkeley Corporation

These companies are the same as those utilized by the Committee with respect to 2023 executive compensation. The peer companies represent the Committee’s continuing efforts to identify a significant number of comparable companies notwithstanding the fact that there is only one other company in our Company’s primary industry (title insurance) with financial and operational characteristics similar to our Company’s. The Committee's independent compensation consultant analyzed and supported the Committee's selection of comparator companies to be used for benchmarking purposes.

Use of Comparator Companies and Market Compensation Studies

After consideration of the data collected on competitive compensation levels and relative compensation within the executive officer group, the Committee determines each individual executive officer's target total compensation or total compensation opportunities based on Company and individual performance and the need to attract, incentivize and retain an experienced and effective management team. The Committee examines the relationship of each executive officer’s base salary, target annual incentive bonus opportunity and potential long-term incentive awards to market data at the 25th, 50th, and 75th percentiles. The Committee does not believe, however, that compensation or compensation opportunities should be structured toward a uniform relationship to any specific percentile of the market data. Accordingly, total compensation for specific individuals will vary based on a number of factors, in addition

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Compensation Discussion and Analysis

to Company and individual performance, including scope of duties, tenure, institutional knowledge and/or difficulty in recruiting a replacement executive officer.

Compensation Decision Process

COMPENSATION COMMITTEE	Composed entirely of independent directors

GENERAL

The Committee is comprised entirely of independent members of the Board. The Committee reviews and approves the base salaries of the executive officers of our Company, their annual incentive bonus programs, their long-term incentive compensation and other incentive and executive benefit plans. It also reviews and makes recommendations to the Board regarding director compensation. The Committee, in consultation with the independent compensation consultant that it retains, analyzes the reasonableness of the compensation paid to the executive officers. In discharging its functions, as described in more detail above, the Committee reviews compensation data from comparable companies and from relevant surveys, which it utilizes to assess the reasonableness of compensation for our Company’s executive officers.

COMPENSATION COMMITTEE CHARTER

The Committee’s function is more fully described in its charter, which is regularly reviewed and has been approved by our Company’s Board. The charter is available in the corporate governance section of our Company’s website at www.firstam.com.

SETTING AIP METRICS

The Committee sets the AIP metrics, such as pretax margin and return on equity, based on our Company’s financial plan for the applicable year, which is reviewed and approved by our Board.

ANNUAL INCENTIVE METRICS AIP metrics set based on rigorous financial planning process that includes third-party forecasts and that recognized the cyclical nature of our business

Our financial plan is developed following a rigorous financial planning process that contemplates difficult to forecast levels of real estate activity, mortgage originations and interest rates, expenses, capital and liquidity needs, tax rates and investment needs. Our Board also considers industry data and forecasts, risks and challenges associated with achievement of the financial plan and other key budgeting assumptions before approving our financial plan, from which the annual incentive targets are determined.

The third-party forecasts of real estate and mortgage activity used by our Board as part of this process, while helpful to our planning efforts, are often inaccurate and sometimes materially inaccurate.

Due to the cyclical nature of our business, our financial plan and, consequently, the metrics utilized for our AIP, are not tied to the prior year’s actual results. The Committee believes that setting rigorous performance metrics in light of the expected business climate—as opposed to the business climate in earlier periods—incentivizes performance and, thereby, maximizes value to our stockholders and to do otherwise would demotivate our employees.

INDEPENDENT COMPENSATION CONSULTANT

In making its determinations with respect to executive officer compensation, the Committee engages the services of Semler Brossy Consulting Group, LLC to assist with its review of the compensation package of the chief executive officer and other executive officers. In addition, the compensation consultant has assisted the Committee with related projects, such as evaluating non-employee director pay levels, advice with respect to the design of executive compensation programs, review of annual management incentive bonus plans, preparation or review of certain of our Company’s compensation-related disclosures and related tasks.

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Compensation Discussion and Analysis

The Committee retains its compensation consultant directly, although in carrying out assignments, the compensation consultant also interacts with Company management to the extent necessary and appropriate. The compensation consultant performs no services for management, however, at the direction of the Committee, it does assist in the preparation or review of certain of our Company’s compensation-related disclosures, including this Compensation Disclosure and Analysis, and related projects. The Committee has assessed the independence of the consultant and has concluded that no conflict of interests exist that would prevent the consultant from serving as independent consultant to the Committee.

MANAGEMENT

Our Company’s chief executive officer and, as appropriate, certain other executive officers, may attend the portion of the Committee’s meetings where individual executive officer performance is discussed. Directors other than Committee members also may attend Committee meetings, including the portion where executive officer performance is discussed. While the Committee may meet with our Company’s chief executive officer to present the chief executive officer’s own compensation package and the chief executive officer’s recommendations with respect to the other executive officers, all ultimate decisions regarding executive compensation are made solely by the Committee, with input from its compensation consultant.

Pay Elements and Practices

As noted above, our Company utilizes four main components of compensation: (1) base salary, (2) annual cash bonus, (3) annual equity bonus, and (4) long-term equity incentive. Each of the pay elements is described in detail below.

Base Salary

The Committee sets base salaries for executive officers based on the individual’s position within our Company and the individual’s current and sustained performance results. The Committee reviews executive officer base salaries each year and makes any adjustments it deems necessary based on, among other factors, the overall performance of our Company, new roles and/or responsibilities assumed by the executive officer, the general performance of the business units or departments over which the executive officer has responsibility, the significance of the executive officer’s impact on the achievement of our Company’s strategic goals, the executive officer’s length of service with our Company and the executive officer’s base salary relative to the base salaries of similar individuals in peer companies and market data. The Committee gives no specific weighting to any one factor in setting the level of base salary and the process ultimately relies on the subjective exercise of the Committee’s judgment. Based on our Company’s peer group and relevant compensation survey data, the Committee also takes into account the executive officer’s potential as a key contributor and amounts that may be required to recruit new executive officers.

Other than in the case of new hires or promotions, the Committee generally determines base salaries for executive officers around the beginning of each calendar year. As described below under “Employment Agreements,” Messrs. DeGiorgio and Seaton and Ms. Cornehl have employment agreements with our Company that specify their respective minimum base salaries. These amounts may be increased at the discretion of the Committee.

In February 2024, the Committee reviewed executive officer compensation, including base salaries. In response to our Company's broader expense management efforts and at the request of management, the Committee determined not to make adjustments to the base salaries of the executive officers for 2024, with the exception of Ms. Cornehl, whose base salary was increased by $30,000 to $450,000 and Mr. Adams, whose base salary was increased by $10,000 to $360,000. The Committee's determination to increase the base salaries of Ms. Cornehl and Mr. Adams reflected the Committee's assessment of their

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Compensation Discussion and Analysis

individual performance in their roles and base salaries in comparison to relevant peer company and market data.

In summary, the base salaries of the executive officers as of December 31, 2024 and as of December 31, 2023 are as follows:

Named Executive Officer	December 31, 2024 Base Salary(1)	December 31, 2023 Base Salary(1)
DeGiorgio, K.	$925,000	$925,000
Seaton, M.	$700,000	$700,000
Cornehl, L.	$450,000	$420,000
Wajner, M.	$350,000	$350,000
Adams, S.	$360,000	$350,000
(1)
These base salaries do not reflect the temporary and voluntary reductions in base salary for Messrs. DeGiorgio and Seaton, as described below.

Beginning in June 2022, however, each of Messrs. DeGiorgio and Seaton voluntarily agreed to take a temporary 10% reduction in their base salary in connection with our Company’s broader expense management efforts. Those reductions were in effect through December 31, 2024 and ended thereafter.

In February 2025, the Committee reviewed the base salaries of our executive officers. The Committee determined that, based on its assessment of relevant peer company and market data, as well as the individual performance of the executive officers in their roles, the base salaries should be adjusted for the executive officers. As a result, the Committee increased Mr. DeGiorgio's base salary from $925,000 to $1,000,000; Mr. Seaton's from $700,000 to $725,000; Ms. Cornehl's from $450,000 to $460,000; Mr. Wajner's from $350,000 to $370,000; and Mr. Adams from $360,000 to $370,000.

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Compensation Discussion and Analysis

Annual Incentive Compensation

The Committee considers annual incentive compensation to be a key component of our executive compensation program given it encourages our executive officers to strive for short-term results for our stockholders despite cyclical real estate market dynamics. Our AIP compensates relative to performance against annual pretax margin and return on equity targets set during our annual financial planning process (subject to the Discretionary Adjustment, as described below).

AIP awards are paid utilizing the following two pay elements: cash bonus payouts and Bonus RSUs which vest over three years. The split between cash bonus payouts and Bonus RSUs depends on the particular employee's total compensation.

While the Committee believes that most companies’ annual incentive bonuses are paid solely in cash, the payment of a portion of our annual incentive bonuses in Bonus RSUs that vest over a three-year period reflects the Committee’s desire to align the interests of participating employees and our Company’s long-term stockholders. This structure furthers this goal by discouraging participating employees from excessive risk taking, focusing employees on creating long-term value for our stockholders and supporting employee retention. Accordingly, the Committee believes that an incentive structure with a meaningful portion of compensation tied to annual performance is most effective in addressing cyclicality in our business and motivating and rewarding executive officers to enhance long-term stockholder value.

As was the case in recent years, the Committee structured payouts under the 2024 AIP to be based on measurable performance against specific financial targets that the Committee believes to be key drivers of stockholder value. Like in 2023, financial targets collectively accounted for 100% of the 2024 AIP payouts to executive officers, with the resulting amount being subject to adjustment of up to 30 percentage points in the discretion of the Committee. The Discretionary Adjustment gives the Committee the ability to adjust the AIP payouts for unanticipated external factors, such as regulatory changes or meaningful changes in interest rates; success in strategic initiatives designed to create long-term stockholder value, such as technology projects, risk management efforts, employee engagement, or market share gains and losses in key markets; or talent, sustainability and governance actions, initiatives, or omissions.

The Committee also retains the ability to pay a participant a lower amount, including the discretion not to pay an annual incentive bonus. For 2024, the Committee did not make a Discretionary Adjustment.

The 2024 AIP payouts to each executive officer were determined by adjusting the applicable portion of the target incentive bonus amount (listed in the tables below under the column entitled “Weighting”) based on objective financial criteria in two areas (each listed in the table below under the column entitled “Metric”), with the result being subject to the Discretionary Adjustment as described above. Each financial metric had associated with it a threshold 50% payout level, a 100% payout level and a 200% payout level (listed in the table below under the columns entitled “Threshold”, “Target” and “Maximum”, respectively). With respect to both financial metrics (and subject to the Discretionary Adjustment), results below the threshold 50% payout level do not result in any payment and results above the maximum do not result in any additional payment. The percentage payout for results between the threshold and maximum are determined on a linear sliding scale basis between the two metric points on either side of the actual result (i.e., between the threshold and the target, or the target and the maximum, as applicable).

Consistent with recent years, for 2024 the two financial metrics utilized by the Committee were:

•
Pretax Margin: the pretax income of our Company divided by the gross revenue of our Company, excluding net gains/losses from the investment portfolio; net gains/losses from the venture investment portfolio; purchase-related amortization of intangible assets; and, in the

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Compensation Discussion and Analysis

discretion of the Committee, excluding the effects of non-operating items, such as asset impairments and legal settlements.
•
Return on Equity: net income attributable to our Company divided by average invested stockholders’ equity (total equity excluding accumulated other comprehensive income/loss and noncontrolling interests), excluding net gains/losses from the investment portfolio; net gains/losses from the venture investment portfolio; purchase-related amortization of intangible assets; and, in the discretion of the Committee, excluding the effects of non-operating items, such as asset impairments and legal settlements.

The Committee believes that retaining the two financial metrics utilized in the past, coupled with evaluation of a potential Discretionary Adjustment based on internal or external factors as described above, advances the objectives of our Company’s AIP program and properly balances the importance of (i) compensating based on objective short-term financial results that are important to stockholders, and (ii) retaining the ability to take into account the Committee’s subjective determination with respect to long-term value creation and overall performance.

The Committee set the target financial metric payout levels at the pretax margin and return on equity set forth in our Company’s 2024 financial plan, which was unanimously approved by our Company’s Board following the general process described on page 47. The Committee believes these metrics, and the related performance levels, are indicators as to whether our Company, given the environment in which it is operating, has generated value for stockholders. The Committee also believes these metrics are utilized by stockholders, potential stockholders and their advisors in determining the value of our Company.

The target performance levels and actual performance for 2024 with respect to the financial metrics were as follows:

Metric	Weighting	Threshold	Target	Maximum	Actual 2024 Results(1)	Metric Payout Percentage
Pretax Margin(2)	50%	6.0%	8.5%	11.3%	9.2%	125%
Return on Equity(2)	50%	5.0%	7.2%	9.6%	8.2%	142%
Total	100%	—	—	—	—	133%

(1)
For purposes of determining performance level achievement, the Committee uses preliminary results and only considers an adjustment to the AIP payout amounts if final results would result in a greater than 2% change in the amount. As a result of this practice and the non-GAAP adjustments discussed in the following footnote, the number in the “Actual 2024 Results” column may differ from the results reported in our Company’s financial statements.
(2)
These are non-GAAP financial measures. Please see Appendix A for the rationale behind the presentation of these measures and reconciliations to the nearest GAAP financial measures.

In determining the actual results for the financial metrics, $35.2 million in software impairment charges and $14.2 million related to an impairment of a real property salvage asset were elected to be excluded from both metrics by the Committee, as the effects of such impairments were non-operational in nature and were not included in the 2024 financial plan, which was the basis for the corresponding target financial metrics for the year.

For 2025, subject to the Committee’s ability to award a lower amount, including the ability not to award any bonus, the AIP payout amounts will again be determined based on our Company’s return on equity (weighted 50%) and pretax margin (weighted 50%). As was the case in 2024, actual performance could result in payouts ranging from 50% to 200% of target, or 0% if performance is below threshold levels. For 2025, based on its assessment of relevant peer company data and the advice of its compensation consultant, the Committee increased threshold performance from 70% to 75% of target and decreased maximum performance from 133% to 125% of target. The target 2025 AIP payout amounts will otherwise be adjusted in the same manner as in 2024, in that results below the threshold 50% payout level do not result in any payment and results above the maximum do not result in any additional payment. The percentage payout for results between the threshold and maximum will again be determined on a linear sliding scale basis between the two metric points on either side of the actual result (i.e., between the threshold and the target, or the target and the maximum, as applicable).

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Compensation Discussion and Analysis

Annual Cash Bonus

As part of its review in early 2024, the Committee set target cash bonus amounts with details as follows:

•
Mr. DeGiorgio. Mr. DeGiorgio’s target cash bonus was set at $1,850,000;
•
Mr. Seaton. Mr. Seaton’s target cash bonus was set at $725,000;
•
Ms. Cornehl. Ms. Cornehl’s target cash bonus was set at $297,000;
•
Mr. Wajner. Mr. Wajner’s target cash bonus was set at $152,750; and
•
Mr. Adams. Mr. Adams’s target cash bonus was set at $152,750.

The decisions on the 2024 target cash bonus amounts for each executive officer were based on the Committee’s assessment of relevant peer company and/or market data, as well as the individual performance of the executives in their roles. Based on its assessment, the Committee determined that the target cash bonuses of Mr. DeGiorgio and Ms. Cornehl warranted an adjustment. Consequently, the Committee increased Mr. DeGiorgio's target cash bonus from $1,750,000 to $1,850,000 and Ms. Cornehl's from $192,500 to $297,000 for 2024. The Committee maintained the target cash bonuses of Messrs. Seaton, Adams and Wajner for 2024.

Each executive officer's AIP cash bonus payout for 2024 was determined by adjusting the target cash bonus amount by the level of achievement on the financial metrics described above. The following table summarizes the computation of the 2024 AIP cash bonuses for each executive officer. It also provides the 2023 AIP cash bonus amounts for comparison purposes. The amounts in the table below are reflected in the Summary Compensation Table under the column entitled “Non-Equity Incentive Plan Compensation.”

Named Executive Officer	2024 Target Annual Cash Bonus	2024 Performance Metric Result(1)	2024 Actual Cash Bonus	2023 Actual Cash Bonus
DeGiorgio, K.	$1,850,000	133%	$2,460,500	$1,050,000
Seaton, M.	$725,000	133%	$964,250	$435,000
Cornehl, L.	$297,000	133%	$395,010	$138,600
Wajner, M.	$152,750	133%	$203,158	$109,980
Adams, S.	$152,750	133%	$203,158	$109,980

(1)
The target performance levels and actual performance with respect to the financial metrics are set forth in the metric summary table on page 51.

In February 2025, the Committee reviewed the target cash bonus amounts of our executive officers. The Committee determined, based on its assessment of relevant peer company and market data, as well as the strong individual performance of the executive officers in their roles, the target cash bonuses should be adjusted for each of the executive officers. As a result, the Committee increased Mr. DeGiorgio's target cash bonus from $1,850,000 to $2,000,000; Mr. Seaton's from $725,000 to $750,000; and each of Messrs. Wajner's and Adams' from $152,750 to $159,250. Although Ms. Cornehl's total target AIP bonus increased overall by $35,000 for 2025, her target cash bonus decreased from $297,000 to $287,500 on account of her cash and equity split moving from 55% cash and 45% equity in 2024 to an equal split in 2025 in accordance with Company policy.

Annual Equity Bonus

As part of its review in early 2024, the Committee set target Bonus RSU amounts with details as follows:

•
Mr. DeGiorgio. Mr. DeGiorgio’s target Bonus RSU amount was set at $1,850,000;
•
Mr. Seaton. Mr. Seaton’s target Bonus RSU amount was set at $725,000;
•
Ms. Cornehl. Ms. Cornehl’s target Bonus RSU amount was set at $243,000;
•
Mr. Wajner. Mr. Wajner’s target Bonus RSU amount was set at $82,250; and
•
Mr. Adams. Mr. Adams’s target Bonus RSU amount was set at $82,250.

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Compensation Discussion and Analysis

The decisions on the 2024 target Bonus RSU amounts for each executive officer were based on the Committee’s assessment of relevant peer company and market data, as well as the individual performance of the executives in their roles. Based on its assessment, the Committee determined that the target Bonus RSU amounts of Mr. DeGiorgio and Ms. Cornehl warranted an adjustment. Consequently, the Committee increased Mr. DeGiorgio's target Bonus RSU amount from $1,750,000 to $1,850,000 and Ms. Cornehl's from $157,000 to $243,000 for 2024. The Committee maintained the target Bonus RSU amounts of Messrs. Seaton, Adams and Wajner for 2024.

Each executive officer's Bonus RSU payout amount for 2024 was determined by adjusting the target Bonus RSU amount by the level of achievement on the 2024 AIP financial metrics described above.

The following table summarizes the computation of the 2024 Bonus RSU amounts for each executive officer. It also provides the 2023 Bonus RSU amounts for comparison purposes.

Named Executive Officer	2024 Target Bonus RSU Amount	2024 Performance Metric Result(1)	2024 Actual Bonus RSU Amount	2023 Bonus RSU Amount
DeGiorgio, K.	$1,850,000	133%	$2,460,500	$1,050,000
Seaton, M.	$725,000	133%	$964,250	$435,000
Cornehl, L.	$243,000	133%	$323,190	$113,400
Wajner, M.	$82,250	133%	$109,392	$59,220
Adams, S.	$82,250	133%	$109,392	$59,220

(1)
The target performance levels and actual performance with respect to the AIP financial metrics are set forth in the metric summary table on page 51.

In February 2025, the Committee reviewed the target Bonus RSU amounts of our executive officers. The Committee determined, based on its assessment of relevant peer company and market data, as well as the strong individual performance of the executive officers in their roles, the target Bonus RSU amounts should be adjusted for each of the executive officers. As a result, the Committee increased Mr. DeGiorgio's target Bonus RSU amount from $1,850,000 to $2,000,000; Mr. Seaton's from $725,000 to $750,000; Ms. Cornehl's from $243,000 to $287,500 (a portion of such increase resulting from Ms. Cornehl's cash and equity split moving from 55% cash and 45% equity in 2024 to an equal split in 2025 in accordance with Company policy); and each of Messrs. Wajner's and Adams' from $82,250 to $85,750.

Bonus RSUs are denominated in units of our Company’s common stock. In accordance with Company policy, the number of units granted to an executive officer in 2025 in connection with 2024 performance was determined by dividing the dollar amount of the Bonus RSUs that the Committee determined to be granted by the fair market value of our Company’s stock on February 24, 2025, the second day on which the New York Stock Exchange was open for trading following the submission of our Company’s Annual Report on Form 10-K. Our Company’s 2020 Incentive Compensation Plan defines the fair market value as the last sale price reported for a share of our Company’s common stock on the New York Stock Exchange on the last trading day preceding the grant date. These underlying shares, plus any dividend equivalent shares accrued during the vesting period, are generally distributed to the executive officer upon vesting.

The Bonus RSUs issued to executive officers in or after 2023, based on the level of achievement in the prior respective year, vest over three years at a rate of 33 1/3% on each anniversary of the date of grant. The Bonus RSUs issued to executive officers in 2022 in connection with 2021 performance vest over four years at a rate of 25% on each anniversary of the date of grant. Vesting accelerates in certain circumstances, including death, disability, normal retirement, and termination by our Company without cause. In addition, vesting of the Bonus RSUs accelerates in connection with early retirement. Early retirement means the termination of the recipient’s employment, other than for cause, after having reached age 55 and 10 years of service. Normal retirement means the termination of the recipient’s employment, other than for cause, after having reached age 60, irrespective of the number of years of service. In the case of death or disability, delivery of the underlying shares is made as soon as administratively practicable. In the case of normal retirement or early retirement or termination by our Company without cause, delivery of the underlying shares is made one year after the termination date. A holder of RSUs has none of the rights of a stockholder unless and until shares are actually delivered to

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Compensation Discussion and Analysis

the holder. In the case of disability, early retirement, normal retirement and termination by our Company without cause, the executive officer shall also be required to sign a separation agreement.

The Bonus RSUs issued in 2024 and 2025 to our Company’s executive officers, based on the level of achievement in 2023 and 2024, respectively, provided that, except in the case of death, disability or certain change-in-control scenarios, none of the Bonus RSUs would be eligible to vest unless certain performance criteria were met. In particular, Bonus RSUs would not vest unless the net income of our Company in the year of grant was at least $25 million, excluding Extraordinary Items. For purposes of this calculation, “Extraordinary Items” means (a) asset write-downs, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) extraordinary, unusual and/or nonrecurring items of gain or loss and (f) foreign exchange gains and losses. The Committee determined that this target was met for 2024, with the result that the Bonus RSUs granted in 2024 to the executive officers would vest, subject to satisfaction of other applicable conditions.

It should be noted that, as required by applicable rules, the Summary Compensation, Grants of Plan-Based Awards and Outstanding Equity Awards at Fiscal Year End tables in this proxy statement reflect Bonus RSUs issued to the executive officers in 2024 for performance in 2023. Similarly, the Bonus RSUs issued in 2025 for performance in 2024 are not reflected in those tables contained in this proxy statement. Applicable rules require that these tables only reflect equity awards granted to the executive officers in 2024.

Long-Term Equity Incentive Compensation

The Committee has continued its practice of tying a meaningful portion of the executive officers' total compensation to long-term incentives through the issuance of long-term incentive awards under the LTI Plan ("LTI Awards"). The Committee again elected to issue LTI Awards to executive officers in 2025 (in connection with 2024 performance) in equal 50% allocations of LTI PRSUs with longer-term performance metrics and LTI RSUs with multi-year vesting periods. This is consistent with the Committee's decision to increase the percentage of the LTI Awards granted as LTI PRSUs from 25% to 50% for 2023, with the remaining 50% being granted as LTI RSUs, which modification was based on stockholder feedback and changes in market compensation practices.

The Committee believes that LTI Awards are effective in aligning the interests of executive officers with those of its long-term stockholders. The Committee believes that LTI Awards, particularly being coupled with the AIP Bonus RSU pay element, discourage executive officers from taking excessive risk for short-term gains, focus executive officers on increasing long-term stockholder value and increase retention.

The approximate dollar values of the LTI Awards granted by the Committee to each of the executive officers in 2025 in connection with 2024 performance are provided in the following table, together with the comparable amounts granted in 2024 for 2023 performance.

Named Executive Officer	LTI RSUs Granted in 2025 in Connection with 2024 Performance(1)	LTI PRSUs Granted in 2025 in Connection with 2024 Performance(1)(2)	Total LTI Awards Granted in 2025 in Connection with 2024 Performance(1)	LTI Awards Granted in 2024 in Connection with 2023 Performance(1)
DeGiorgio, K.	$1,700,000	$1,700,000	$3,400,000	$3,150,000
Seaton, M.	$850,000	$850,000	$1,700,000	$1,600,000
Cornehl, L.	$275,000	$275,000	$550,000	$550,000
Wajner, M.	$120,000	$120,000	$240,000	$220,000
Adams, S.	$87,500	$87,500	$175,000	$165,000

(1)
The actual grant date dollar value of the LTI Awards may differ slightly from these dollar amounts in the table due to rounding. The LTI Awards granted in 2025 in connection with 2024 performance were granted on February 24, 2025, and the LTI Awards granted in 2024 in connection with 2023 performance were granted on February 22, 2024, in both cases pursuant to our Company’s policy of granting RSUs to executive officers on the second day on which the New York Stock Exchange is open for trading following the submission of the Annual Report on Form 10-K.
(2)
The dollar amount reflects the target value of the LTI PRSU award approved by the Committee. The actual value of the award and the number of shares ultimately received by a recipient will vary based on our total shareholder return over the three-year performance period relative to the companies in the S&P MidCap 400 Index at the beginning of the performance period, plus any dividend equivalent shares accrued prior to delivery. The grant date fair values of the awards, as determined under applicable accounting guidance for

54 | 2025 Proxy Statement First American Financial Corporation

Compensation Discussion and Analysis

financial reporting purposes, are as follows: $2,452,389 for Mr. DeGiorgio, $1,226,149 for Mr. Seaton, $396,701 for Ms. Cornehl, $173,099 for Mr. Wajner and $126,165 for Mr. Adams.

In determining the amount of LTI RSUs and target LTI PRSUs ("Target PRSUs") to grant to executive officers, the Committee reviewed the performance of our Company and the executive officers along with compensation levels at peer companies and market data. The Committee's decision further reflected the Committee's assessment of the individual performance of these executive officers during the year, including, their notable achievements and challenges faced, as summarized in the “Performance Overview” section beginning on page 38. Among other considerations, the award increase for Mr. DeGiorgio reflected his commendable leadership throughout the year, enabling the Company to deliver strong results despite generally challenging market conditions, and successes in strategic initiatives that drove long-term value creation for our stockholders. The award increases for Messrs. Seaton, Wajner and Adams further demonstrated their ongoing strength in leading the Company’s financial function through difficult market conditions. The executive officers' contributions were also reflected in the Company's achievements against talent initiatives, leading to the Company's continued recognition on notable workplace lists, including the Fortune 100 Best Companies to Work For® list for the ninth consecutive year, the Fortune Best Workplaces for Women® list for the ninth consecutive year and People® Magazine's Companies that Care list for the third consecutive year.

In accordance with Company policy, the number of LTI RSUs granted to an executive officer in 2025 in connection with 2024 performance, and the number of Target PRSUs granted to an executive officer in 2025 in connection with 2024 performance, was determined by dividing the dollar amount of the LTI RSUs and Target PRSUs that the Committee determined to be granted by the fair market value of our Company’s stock on February 24, 2025, the second day on which the New York Stock Exchange was open for trading following the submission of our Company’s Annual Report on Form 10-K. Our Company’s 2020 Incentive Compensation Plan defines the fair market value as the last sale price reported for a share of our Company’s common stock on the New York Stock Exchange on the last trading day preceding the grant date. A holder of LTI PRSUs has none of the rights of a stockholder unless and until shares are actually delivered to the holder.

LTI PRSUs Granted in 2025 in Connection with 2024 Performance

LTI PRSUs represent the right to receive shares of common stock of our Company in an amount from 0% to 200% of the Target PRSUs. The number of shares earned will be determined based on relative total shareholder return ("rTSR") over a three-year performance period as compared to the companies in the S&P MidCap 400 Index at the beginning of the performance period (the “Index”) with the number of delivered shares equal to the number of Target PRSUs multiplied by the applicable percentage set forth in the following table (“Earned PRSUs”). The shares underlying the Earned PRSUs, plus any dividend equivalent shares accrued prior to delivery, generally become earned upon satisfaction of the service requirement. The service requirement is satisfied if the recipient does not experience a termination of employment prior to the third anniversary of the date of grant.

Performance Level	rTSR Rank(1)	Payout(2)
Below Threshold	<25th Percentile	0%
Threshold	25th Percentile	50%
Target	50th Percentile	100%
Maximum	>=75th Percentile	200%

(1)
rTSR Rank is calculated based on our Company’s total shareholder return relative to the total shareholder return of each company in the Index.
(2)
For performance between threshold and target and between target and maximum, the percentage of the Target PRSUs that become Earned PRSUs will be determined on straight line interpolation.

LTI PRSUs granted in 2025 have a performance period of January 1, 2025 through December 31, 2027.

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Compensation Discussion and Analysis

The service requirement is also deemed satisfied in certain circumstances, including death, disability and normal retirement. Normal retirement means the termination of the executive officer’s employment, other than for cause, after having reached age 60 irrespective of the number of years of service. In the case of disability, normal retirement and termination by our Company without cause, the executive officer shall also be required to sign a separation agreement. In the case of death or disability, the executive officer shall receive shares equal to the number of Target PRSUs as soon as administratively practicable. In the case of normal retirement, the executive officer shall receive shares equal to the number of Earned PRSUs (as defined in our Company’s 2020 Incentive Compensation Plan) after the end of the performance period.

In addition, the service requirement is deemed satisfied in connection with termination by our Company without cause, but only for the portion of the three-year vesting period actually completed, with payout based on actual performance at the end of the performance period.

Other than the early retirement provisions, the terms of the LTI RSUs are identical to the terms of the Bonus RSUs described above beginning on page 53. Like Bonus RSUs, LTI RSUs for executive officers are also tied to a performance-vesting condition.

As indicated above with respect to Bonus RSUs, as required by applicable rules, LTI Awards granted in 2025 in connection with 2024 performance are not reflected in the Summary Compensation table, the Grants of Plan-Based Awards table or the Outstanding Equity Awards at Fiscal Year End table contained herein. Those tables reflect LTI Awards granted in 2024 in connection with 2023 performance.

Vesting of 2022 LTI PRSUs

The LTI PRSUs granted to executive officers in 2022 with respect to 2021 performance were earned based on the Company's rTSR performance relative to the Index during the performance period of January 1, 2022 through December 31, 2024, subject to vesting upon satisfaction of the service requirement. Performance was certified by the Compensation Committee on February 5, 2025 based on results which were provided by a third party equity administration consulting firm. The following table sets forth the performance levels and the corresponding payouts applicable to the 2022 LTI PRSUs, the Company's rTSR performance during the performance period and the resulting payout.

Performance Level	rTSR Rank	Payout
Below Threshold	<25th Percentile	0%
Threshold	25th Percentile	50%
Target	50th Percentile	100%
Maximum	>=75th Percentile	200%
Result	38th Percentile	76%

The number of 2022 LTI PRSUs earned for each executive officer:

Named Executive Officer	Target 2022 LTI PRSUs	Payout Percentage	Earned PRSUs(1)
DeGiorgio, K.	7,710	76%	6,529
Seaton, M.	4,681	76%	3,961
Cornehl, L.	697	76%	585
Wajner, M.	734	76%	617
Adams, S.	550	76%	460

(1)
Reflects the 2022 LTI PRSUs which were earned, plus dividend equivalent shares accrued during the vesting period.

Summary of Base Salary, Cash Bonus and Equity Incentive Compensation Paid or Granted for 2024

The following table summarizes for each executive officer the amount paid or awarded in connection with 2024 performance in the form of total base salary, cash bonus (paid in 2025 for 2024 performance), Bonus RSUs (granted in 2025 for 2024 performance) and LTI Awards (granted in 2025 in connection with 2024 performance). This table is not a substitute for the compensation tables required by the Securities
56 | 2025 Proxy Statement First American Financial Corporation

Compensation Discussion and Analysis

and Exchange Commission and included under the heading “Executive Compensation Tables” herein, but it provides a more accurate picture of how the Committee viewed its compensation actions for the executive officers in connection with performance in 2024:

		Paid/Granted in 2025 in Connection with 2024 Performance
Named Executive Officer	Base Salary Paid in 2024(1)	Actual Cash Bonus	Bonus RSUs	LTI RSUs	LTI PRSUs(2)	Total for 2024	Total for 2023(3)
DeGiorgio, K.	$832,500	$2,460,500	$2,460,500	$1,700,000	$1,700,000	$9,153,500	$6,082,500
Seaton, M.	$630,000	$964,250	$964,250	$850,000	$850,000	$4,258,500	$3,100,000
Cornehl, L.	$445,385	$395,010	$323,190	$275,000	$275,000	$1,713,585	$1,209,162
Wajner, M.	$350,000	$203,158	$109,392	$120,000	$120,000	$902,550	$739,200
Adams, S.	$358,462	$203,158	$109,392	$87,500	$87,500	$846,012	$684,200

(1)
Base salary paid in 2024 is equal to the corresponding amount reflected in the Summary Compensation Table under the column entitled “Salary”. Unlike the tables presented earlier in this section, the figures for base salaries paid, as reflected in this table above, account for the temporary and voluntary reductions in base salary for Messrs. DeGiorgio and Seaton, as described above.
(2)
The dollar amount reflects the target value of the LTI PRSU award approved by the Committee. The actual value of the award and the number of shares ultimately received by a recipient will vary based on our total shareholder return over the three-year performance period relative to the companies in the S&P MidCap 400 Index at the beginning of the performance period, plus any dividend equivalent shares accrued prior to delivery. The grant date fair values of the awards, as determined under applicable accounting guidance for financial reporting purposes, are as follows: $2,452,389 for Mr. DeGiorgio, $1,226,149 for Mr. Seaton, $396,701 for Ms. Cornehl, $173,099 for Mr. Wajner and $126,165 for Mr. Adams.
(3)
For purposes of the calculation of the total, base salary paid in 2023 is equal to the corresponding amount reflected in the Summary Compensation Table under the column entitled “Salary”.

Consideration of Prior Amounts Realized

Our Company’s philosophy is to incentivize and reward executive officers for future performance. Accordingly, prior stock compensation gains (the realized or realizable value of RSUs awarded in prior years) generally are not considered in setting future compensation levels.

Stock Ownership Guidelines

Our Company has adopted guidelines requiring our chief executive officer to hold Company stock with a value equal to at least six times the chief executive officer’s base salary and each of the other executive officers to hold stock with a value equal to at least three times their respective base salaries, or one-time their respective base salaries if that base salary is below $500,000.

What Counts Toward the Guideline:

•
shares owned personally or by a spouse
•
shares issued or held through a Company-sponsored plan such as the First American Financial Corporation 401(k) Savings Plan or the First American Financial Corporation Employee Stock Purchase Plan
•
unvested (and vested but deferred) restricted stock units
•
shares held in trust for the benefit of the executive officer or a spouse

What Does Not Count Toward the Guideline:

•
stock options
•
unvested LTI PRSUs

The Committee annually reviews compliance with the ownership guidelines. All of the executive officers meet or exceed our ownership guidelines.

Clawback Policy

Our Company has adopted a clawback policy applicable to all executive officers that is intended to comply with, and to be administered and interpreted consistent with the requirements of Listing Standard 303A.14 adopted by the New York Stock Exchange to implement Rule 10D-1 under the Securities Act. The policy generally provides for the recoupment of excess incentive compensation received during the

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Compensation Discussion and Analysis

three full fiscal years prior to the date that the Company is required to prepare an accounting restatement of the Company’s financial statements. The description of the Company’s clawback policy provided herein is qualified in its entirety by reference to the Policy Governing the Recovery of Certain Incentive Compensation that is attached as an exhibit to the Form 10-K filed by our Company on February 21, 2025. In addition, under Section 304 of the Sarbanes-Oxley Act of 2002, if our Company is required to restate our financial statements due to material noncompliance with any financial reporting requirements as a result of misconduct, the chief executive officer and chief financial officer may be required to reimburse our Company for any bonus or other incentive-based or equity-based compensation received during the 12 months following the first public issuance of the non-complying document and any profits realized from the sale of securities of our Company during that twelve-month period. Further, our Company’s 2020 and 2010 Incentive Compensation Plans and the employee form of Restricted Stock Unit Award Agreement and form of Performance Restricted Stock Award Agreement provide for the forfeiture or recoupment of previously awarded compensation under certain circumstances if an executive officer’s misconduct causes loss or damage to our Company or our reputation.

Anti-Hedging Policy

Our Company has also adopted policies prohibiting executive officers and certain other employees from holding Company securities in a margin account or pledging Company securities as collateral. These policies further prohibit all directors, executive officers and certain other employees with access to sensitive information—as well as anyone living with such persons, family members whose transactions in our Company’s stock or derivatives are directed by such persons, or those who are subject to the influence or control of such persons—from hedging their ownership of Company securities by engaging in zero-cost collars, forward sale contracts, short sales or trading in option contracts involving Company securities.

Equity Grant Timing

Our Company has adopted a policy of only granting equity awards, including Bonus RSUs, LTI RSUs, and LTI PRSUs, to executive officers (except with respect to new executive officers) on the second day on which the New York Stock Exchange is open for trading following the submission of the Annual Report on Form 10-K. This policy is intended to prevent material nonpublic information from being taken into account when determining the timing and terms of equity awards or timing the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. The Company does not currently grant stock options as part of its equity awards; however, eligible employees may elect to purchase common stock at a discount on the last day of fixed quarterly offering periods through accrued payroll contributions under the First American Financial Corporation Employee Stock Purchase Plan.

Benefits and Perquisites

Executive officers are entitled to employee benefits generally available to all full-time employees of our Company (subject to fulfilling any minimum service requirement), such as health and welfare benefits. The executive officers are also eligible to receive an incremental long-term disability insurance benefit and an executive health examination benefit that are not available to all employees. In designing these elements, our Company seeks to provide an overall level of benefits that is competitive with the level of benefits offered by similar companies in the markets in which it operates.

Employment Agreements

Messrs. DeGiorgio and Seaton and Ms. Cornehl are parties to employment agreements with our Company. Mr. DeGiorgio originally entered into his employment agreement in 2008, Mr. Seaton originally entered into his employment agreement in 2014, and Ms. Cornehl originally entered into her employment agreement in 2022. Each of the agreements for Messrs. DeGiorgio and Seaton and Ms. Cornehl were most recently renewed in 2025 and the term of each of those agreements now expires on December 31, 2027. The decision to renew the agreements reflected the Committee’s favorable evaluation of the

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Compensation Discussion and Analysis

performance of these executive officers, its view that the contracts provide an important retention incentive and the potential benefit to our Company from the non-competition, non-solicitation and other covenants in the contracts, provided that those provisions do not apply to the extent they are inconsistent with or violate any federal or state law or specific government mandate, order, injunction, consent, assurance of discontinuance, or decree. The agreements specify minimum base salaries equal to the base salaries paid to such individuals at the time of execution thereof, namely $1,000,000, $725,000 and $460,000 for Messrs. DeGiorgio and Seaton and Ms. Cornehl, respectively. Determinations regarding bonus amounts, long term incentive awards and any increases in base salary remain at the discretion of the Committee.

The agreements provide that if our Company terminates the executive officer’s employment without cause, the executive officer is entitled to an amount representing twice the sum of the executive officer’s base salary and the second largest of the prior three years’ bonuses. Half of this sum would be paid over the first year following termination in twelve equal monthly installments, and the other half would be paid at the end of this one-year period. The executive officer’s receipt of these amounts would be contingent on our Company’s receipt of a release from the executive officer as well as the executive officer’s compliance with certain non-solicitation and confidentiality provisions contained within the agreement, provided that those provisions do not apply to the extent they are inconsistent with or violate any federal or state law or specific government mandate, order, injunction, consent, assurance of discontinuance, or decree. In addition, with respect to an executive officer who participates in the First American Financial Corporation Executive Supplemental Benefit Plan (the “SERP”), if the executive officer's employment is terminated without cause and they would otherwise during the term of the agreement have reached their “early retirement date” under the SERP, which is discussed in further detail below, then their benefit will be deemed vested on the early retirement date notwithstanding the termination. No additional benefits are payable in the event that the executive officer voluntarily terminates or termination is on account of death or disability or is for cause.

Under the agreements, cause is defined to include (1) embezzlement, theft or misappropriation of Company property, (2) willful breach of any fiduciary duties owed to our Company, (3) willful failure or refusal to comply with applicable rules and regulations, (4) commission of a felony or of any crime involving moral turpitude, fraud, or misrepresentation, (5), refusal to perform job duties or reasonable directives from the executive officer’s superior or the Board and (6) any gross negligence or willful misconduct resulting in loss or damage to the reputation of our Company.

The agreements are attached or referenced as an exhibit to the Form 10-K filed by our Company with the Securities and Exchange Commission on February 21, 2025.

Change-in-Control and Post-Termination Arrangements

Award agreements evidencing all outstanding awards provide that vesting will not accelerate as a result of a change-in-control that has been approved by our Company’s Board. The LTI PRSU award agreements further provide that the performance goal will be measured based on actual performance through the date of such change of control, with the final price based on the stock price immediately prior to the consummation of such change of control. Absent the specific language in the award agreements, vesting in the event of a change-in-control would be governed by the terms of our Company’s 2020 and 2010 Incentive Compensation Plans.

The SERP provides additional benefits to participants under age 55 if they are involuntarily terminated within 36 months of a change-in-control. In that circumstance, benefits commence as if the participant had attained early retirement age, subject to an actuarial reduction.

The document evidencing the SERP is attached as an exhibit to the Form 10-K filed by our Company on March 1, 2011 and Amendment No. 1 thereto is attached as an exhibit to the Form 10-K filed on February 23, 2015.

First American Financial Corporation 2025 Proxy Statement | 59

Compensation Discussion and Analysis

Change-in-Control Agreements.

As part of our Company’s efforts to retain key employees, it has entered into agreements with each of the executive officers to provide for certain benefits in the event the executive officer is terminated following a change-in-control. As described below, the severance payment is primarily two times the sum of base salary and target bonus. In the opinion of the Committee, this structure reflects current best practices with respect to such agreements.

Under the agreement, a “change-in-control” means any one of the following with respect to our Company:

•
a merger or consolidation of our Company in which our Company’s stockholders end up owning less than 50% of the voting securities of the surviving entity;
•
the sale, transfer or other disposition of all or substantially all of our Company’s assets or the complete liquidation or dissolution of our Company;
•
a change in the composition of our Company’s Board over a two-year period as a result of which fewer than a majority of the directors are incumbent directors, as defined in the agreement; or
•
the acquisition or accumulation by any person or group, subject to certain limited exceptions, of at least 25% of our Company’s voting securities.

If the termination of the executive officer’s employment occurs without cause or if the executive officer terminates such employment for good reason within 36 months following the change-in-control, our Company is required to pay the following benefits in one lump sum within ten business days:

•
the executive officer’s base salary through and including the date of termination and any accrued but unpaid annual incentive bonus;
•
an annual incentive bonus for the year in which the termination occurs in an amount equal to the target bonus for the year of termination (or if there is no target annual incentive bonus or under certain other specified circumstances, the average of the annual incentive bonuses paid for the three prior years), prorated through the date of termination;
•
accrued and unpaid vacation pay;
•
unreimbursed business expenses;
•
two times the executive officer’s annual base salary in effect immediately prior to the termination; and
•
two times the executive officer’s target bonus (or if there is no target annual incentive bonus or under certain other specified circumstances, two times the average of the annual incentive bonuses paid for the three prior years).

In addition, for a period of 24 months following the date on which the executive officer’s employment terminates, our Company will provide the same level of benefits and perquisites that the executive officer received at the time of termination or, if more favorable to the executive officer, at the time at which the change-in-control occurred. These benefits include tax-qualified and nonqualified savings plan benefits (excluding, however, any supplemental benefit plans), medical insurance, disability income protection, life insurance coverage and death benefits. To the extent that the executive officer cannot participate in the plans previously available, our Company will provide such benefits (or a cash equivalent) on the same after-tax basis as if they had been available. These obligations are reduced by any welfare benefits made available to the executive officer from subsequent employers.

If the amount payable under the agreements, together with other payments and benefits, would constitute an “excess parachute payment” under the Internal Revenue Code and, consequently, be subject to excise tax, the change-in-control agreements provide for a reduction in the amount payable to that amount that would result in the elimination of the excise tax, provided that the reduced amount exceeds the net amount the executive officer would receive if the excise tax had been applied.

60 | 2025 Proxy Statement First American Financial Corporation

Compensation Discussion and Analysis

The change-in-control agreements automatically extend for additional one-year periods unless either party notifies the other not later than the preceding January 1 that it does not wish to extend the term.

The form change-in-control agreement is attached as an exhibit to the Form 10-Q filed by our Company on November 1, 2010.

Payments due Upon Termination and/or a Change-in-Control.

Calculations and further explanation of the payments due the executive officers upon termination of employment and/or a change-in-control are found under the portion of the “Executive Compensation Tables” section of this document entitled “Potential Payments Upon Termination or Change-in-Control.”

Retirement Benefits

Executive officers may participate in several benefit plans that provide benefits upon retirement. Such retirement benefits include:

Benefit	Background
First American Financial Corporation 401(k) Savings Plan

The First American Financial Corporation 401(k) Savings Plan is a tax-qualified profit-sharing plan generally available to all employees, which authorizes company matching contributions based on the amount of employee pretax and/or Roth contributions and a schedule that ties the amount of matching contributions to our Company’s profitability. For 2024, for each $1.00 employees contributed to the plan up to 4% of the employee’s eligible compensation, our Company provided a match of $1.25.

Executive Supplemental Benefit Plan*	The Executive Supplemental Benefit Plan is limited to a select group of management and is closed to new participants.
First American Financial Corporation Deferred Compensation Plan*	The Deferred Compensation Plan is limited to a select group of management.

* Further explanation of these plans can be found in the Pension Benefits and Nonqualified Deferred Compensation sections in the “Executive Compensation Tables” section.

Our Company believes that these plans provide a valuable recruiting and retention mechanism for our executive officers and enable it to compete more successfully for qualified executive talent.

Effective January 1, 2011, the Committee closed the SERP to new participants and, as part of the amendments described above, fixed as of December 31, 2010 the compensation used to determine benefits payable under the SERP. The amendments also capped the annual benefit to a maximum of $500,000 for our Company’s chief executive officer and $350,000 for other participants.

Conclusion

The final level and mix of compensation determined by the Committee is considered within the context of both the objective data from a competitive assessment of compensation and performance, as well as discussion of the subjective factors as outlined above. The Committee believes that each of the compensation packages for the executive officers is within the competitive range of practices when compared to the objective comparative data even where qualitative factors have influenced the compensation decisions.

First American Financial Corporation 2025 Proxy Statement | 61

Compensation Discussion and Analysis

Impact of Tax and Accounting

In reaching decisions on executive compensation, the Committee generally considers the tax and accounting consequences to our Company, including the fact that compensation (including performance-based compensation) in excess of $1 million paid to covered executive officers is generally not deductible for federal income tax purposes under Section 162(m) of the Internal Revenue Code of 1986.

Under accounting guidance, long-term incentive grants of RSUs (Bonus and LTI) and LTI PRSUs to executive officers and employees are recognized as compensation expense by our Company. Compensation expense for such awards is equal to the grant-date fair values of the instruments being issued and is generally recognized over the requisite service period of the award.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis with management. Based on its review and discussion with management, the Compensation Committee on March 11, 2025 recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.

Compensation Committee

Michael D. McKee, Chair
Parker S. Kennedy
Mark C. Oman

62 | 2025 Proxy Statement First American Financial Corporation

Executive Compensation Tables

The following tables set forth compensation information for our Company’s executive officers (generally referred to in the Executive Compensation Tables section of this proxy statement as our "NEOs") pursuant to the specific requirements of applicable regulations. Our Company believes that the Summary Compensation Table below does not completely reflect our perspective on compensation for our NEOs. Rather, our Company believes that our perspective is more completely reflected in the “Compensation Discussion and Analysis” section above.

The following Summary Compensation Table sets forth compensation awarded to or earned by our NEOs for the years indicated.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus(1) ($)	Stock Awards(2) ($)	Non-Equity Incentive Plan Compensation(1) ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(3) ($)	All Other Compensation ($)		Total ($)

Kenneth D. DeGiorgio	2024	$832,500	$—	$4,450,093	$2,460,500	$28,017	$13,830	(4)	$7,784,940
Chief Executive Officer	2023	$832,500	$—	$4,841,829	$1,050,000	$332,267	$12,761		$7,069,357
	2022	$865,673	$—	$3,792,696	$1,347,500	$—	$20,730		$6,026,599

Mark E. Seaton	2024	$630,000	$—	$2,162,011	$964,250	$—	$10,900	(5)	$3,767,161
EVP, Chief Financial Officer	2023	$630,000	$—	$2,289,842	$435,000	$—	$10,151		$3,364,993
	2022	$665,000	$—	$2,641,705	$558,250	$—	$18,400		$3,883,355

Lisa W. Cornehl	2024	$445,385	$—	$706,995	$395,010	$—	$10,740	(6)	$1,558,130
SVP, Chief Legal Officer	2023	$407,162	$—	$570,154	$138,600	$—	$9,910		$1,125,826
	2022	$390,000	$—	$319,849	$140,140	$—	$18,200		$868,189

Matthew F. Wajner	2024	$350,000	$—	$296,591	$203,158	$—	$10,600	(7)	$860,349
VP, Treasurer	2023	$350,000	$—	$335,419	$109,980	$—	$9,849		$805,248
	2022	$346,923	$—	$333,357	$117,618	$—	$18,050		$815,948

Steven A. Adams	2024	$358,462	$—	$237,204	$203,158	$—	$10,600	(8)	$809,424
VP, Chief Accounting Officer	2023	$350,000	$—	$267,313	$109,980	$—	$9,850		$737,143
	2022	$350,000	$—	$290,079	$117,618	$—	$18,100		$775,797

(1)
As required by applicable rules, annual cash bonuses that were paid through performance units, or were otherwise based upon the achievement of pre-determined performance metrics, are included under the column entitled “Non-Equity Incentive Plan Compensation”, as opposed to the column entitled “Bonus.”
(2)
The amounts shown are the grant date fair value of stock awards granted in the year indicated as computed in accordance with GAAP. The values set forth under this column for each year reflect the grants made in that year in connection with performance metrics from the prior year (e.g., amounts reported for 2024 are in connection with performance metrics from 2023). For information on the valuation of the awards, refer to our consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024. The grant date fair values of the LTI PRSUs, assuming achievement of performance at the maximum level, as determined under applicable accounting guidance for financial reporting purposes, are as follows: $4,904,778 for Mr. DeGiorgio, $2,452,298 for Mr. Seaton, $793,402 for Ms. Cornehl, $346,198 for Mr. Wajner and $252,330 for Mr. Adams.
(3)
Reflects the change in the present value of the benefit from the end of the year preceding the applicable fiscal year to the end of the applicable fiscal year for the SERP, which is a non-qualified pension plan. Negative values are shown as zero. See the 2024 Pension Benefits table for assumptions relating to the SERP. Amounts in the column do not include earnings under our Company’s deferred compensation plan as such earnings are neither above market nor preferential. Our Company’s deferred compensation plan provides a return based on a number of investment crediting options.
(4)
This amount consists of (a) Company contributions of $9,900 to his account in our Company’s tax qualified 401(k) savings plan, (b) life insurance premiums of $2,930 and (c) Company paid executive long-term disability insurance premium of $1,000.

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Executive Compensation Tables

(5)
This amount consists of (a) Company contributions of $9,900 to his account in our Company’s tax qualified 401(k) savings plan and (b) Company paid executive long-term disability insurance premium of $1,000.
(6)
This amount consists of (a) Company contributions of $9,900 to her account in our Company’s tax qualified 401(k) savings plan and (b) Company paid executive long-term disability insurance premium of $840.
(7)
This amount consists of Company contributions of $9,900 to his account in our Company’s tax qualified 401(k) savings plan and (b) Company paid executive long-term disability insurance premium of $700.
(8)
This amount consists of Company contributions of $9,900 to his account in our Company’s tax qualified 401(k) savings plan and (b) Company paid executive long-term disability insurance premium of $700.

64 | 2025 Proxy Statement First American Financial Corporation

Executive Compensation Tables

Grants of Plan-Based Awards

The following table contains information concerning the annual cash bonus award opportunity and awards of Bonus RSUs, LTI RSUs and LTI PRSUs made by our Company to each of our NEOs during fiscal year 2024.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			Grant Date Fair Value of Stock
Name	Grant Date	Approval Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Awards ($)
Kenneth D. DeGiorgio	2/22/2024 (1)	1/31/2024	$370,000	$1,850,000	$4,255,000
	2/22/2024 (2)	1/31/2024				—	18,207	—	$1,049,998
	2/22/2024 (3)	1/31/2024				—	27,310	—	$1,574,968
	2/22/2024 (4)	1/31/2024				13,655	27,310	54,620	$1,825,127

Mark E. Seaton	2/22/2024 (1)	1/31/2024	$145,000	$725,000	$1,667,500
	2/22/2024 (2)	1/31/2024				—	7,542	—	$434,947
	2/22/2024 (3)	1/31/2024				—	13,872	—	$799,998
	2/22/2024 (4)	1/31/2024				6,936	13,872	27,744	$927,066

Lisa W. Cornehl	2/22/2024 (1)	1/31/2024	$59,400	$297,000	$683,100
	2/22/2024 (2)	1/31/2024				—	1,966	—	$113,379
	2/22/2024 (3)	1/31/2024				—	4,768	—	$274,971
	2/22/2024 (4)	1/31/2024				2,384	4,768	9,536	$318,645

Matthew F. Wajner	2/22/2024 (1)	1/31/2024	$30,550	$152,750	$351,325
	2/22/2024 (2)	1/31/2024				—	1,026	—	$59,169
	2/22/2024 (3)	1/31/2024				—	1,907	—	$109,977
	2/22/2024 (4)	1/31/2024				954	1,907	3,814	$127,445

Steven A. Adams	2/22/2024 (1)	1/31/2024	$30,550	$152,750	$351,325
	2/22/2024 (2)	1/31/2024				—	1,026	—	$59,169
	2/22/2024 (3)	1/31/2024				—	1,430	—	$82,468
	2/22/2024 (4)	1/31/2024				715	1,430	2,860	$95,567

(1)
Amounts represent the threshold, target and maximum amounts payable with respect to amounts awarded under our Company’s AIP for 2024. Under the plan, the Compensation Committee has the discretion to decrease or increase the final payout by up to 30 percentage points. The Compensation Committee also retains the ability to award ultimately a lower amount, including the discretion not to award any amount. The amounts disclosed reflect the potential 30-percentage point increase/reduction based on strategic performance (230% and 20% of the target amount, respectively). See “Compensation Discussion and Analysis—Pay Elements and Practices—Annual Incentive Compensation.” The amounts identified in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table are the actual amounts paid under the plan.
(2)
Grants represent the Bonus RSUs issued in 2024 for 2023 performance. Vesting of Bonus RSUs occurs at a rate of 33 1/3% per year on each anniversary of the grant date, and would not occur unless, as was the case, the net income of our Company for 2024 was at least $25 million, excluding Extraordinary Items.
(3)
Grants represent the LTI RSUs issued in 2024 for 2023 performance. Vesting of LTI RSUs occurs at a rate of 33 1/3% per year on each anniversary of the grant date, and would not occur unless, as was the case, the net income of our Company for 2024 was at least $25 million, excluding Extraordinary Items.
(4)
Amounts represent LTI PRSUs which were awarded in 2024 in connection with 2023 performance. The number of LTI PRSUs reported above illustrates the three-year relative TSR performance metric at threshold, target or maximum for the performance cycle beginning January 1, 2024.

First American Financial Corporation 2025 Proxy Statement | 65

Executive Compensation Tables

Outstanding Equity Awards at Fiscal Year-End

The following table shows outstanding equity awards of our Company held by the NEOs as of December 31, 2024.

Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested(1) (#)		Market Value of Shares or Units of Stock That Have Not Vested(2) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested(3) (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested(4) ($)
Kenneth D. DeGiorgio	2/18/2021	13,969		872,224	—		—
	2/22/2022	21,137		1,319,794	—		—
	2/22/2022	6,529	(5)	407,671	—		—
	2/16/2023	32,382		2,021,932	49,708	(6)	3,103,768
	2/22/2024	47,180		2,945,919	28,308	(7)	1,767,552
Mark E. Seaton	2/18/2021	10,602		661,989	—		—
	2/22/2022	15,609		974,626	—		—
	2/22/2022	3,961	(5)	247,325	—		—
	2/16/2023	14,762		921,739	24,628	(6)	1,537,772
	2/22/2024	22,194		1,385,793	14,377	(7)	897,700
Lisa W. Cornehl	2/18/2021	158		9,866	—		—
	2/22/2022	1,726		107,771	—		—
	2/22/2022	585	(5)	36,527	—		—
	2/16/2023	3,231		201,744	7,030	(6)	438,953
	2/22/2024	6,976		435,581	4,941	(7)	308,516
Matthew F. Wajner	2/18/2021	1,424		88,915	—		—
	2/22/2022	1,788		111,643	—		—
	2/22/2022	617	(5)	38,525	—		—
	2/16/2023	2,034		127,003	3,862	(6)	241,143
	2/22/2024	3,037		189,630	1,976	(7)	123,381
Steven A. Adams	2/18/2021	515		32,157	—		—
	2/22/2022	1,673		104,462	—		—
	2/22/2022	460	(5)	28,722	—		—
	2/16/2023	1,711		106,835	2,896	(6)	180,826
	2/22/2024	2,542		158,722	1,481	(7)	92,474

(1)
LTI RSU awards granted in 2022, 2023 and 2024 in connection with performance in 2021, 2022 and 2023, respectively, vest 33 1/3% each year on the anniversary of the grant date. LTI RSU awards granted in 2021 and Bonus RSU awards granted in 2021 and 2022 vest 25% per year. Bonus RSU awards granted to Ms. Cornehl and Mr. Adams prior to their appointment as NEOs in 2023 vest 33 1/3% each year. These amounts include RSUs that may no longer be subject to a substantial risk of forfeiture (due to retirement vesting provisions), but that remain subject to restrictions and have not yet been distributed.
(2)
The market value was calculated by multiplying the number of unvested units shown in the table by $62.44, which was the closing market price on December 31, 2024, the last trading day of our fiscal year.
(3)
Amounts shown illustrate a target-level performance result for the three-year relative TSR metric.
(4)
The market value was calculated by multiplying the number of unvested units shown in the table by $62.44, which was the closing market price on December 31, 2024, the last trading day of our fiscal year.
(5)
Reflects the 2022 LTI PRSUs and dividend equivalent shares accrued during the vesting period, which were earned at 76% of target based on rTSR performance during the 2022-2024 performance period but that will not vest until February 22, 2025 subject to executive officers meeting the service requirement for such award.
(6)
Reflects 2023 LTI PRSU Awards granted for the 2023-2025 performance period that will vest on February 16, 2026. As required by SEC rules, the number of shares reported reflects the maximum payout, which will be made if the Company's rTSR rank meets or exceeds the 75th percentile relative to the Index.
(7)
Reflects 2024 LTI PRSU Awards granted for the 2024-2026 performance period that will vest on February 22, 2027. As required by SEC rules, the number of shares reported reflects the target payout, which will be made if the Company's rTSR rank meets or exceeds the 50th percentile relative to the Index.

66 | 2025 Proxy Statement First American Financial Corporation

Executive Compensation Tables

Option Exercises and Stock Vested

The following table sets forth information concerning value realized by each of the NEOs upon vesting of stock during 2024.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Kenneth D. DeGiorgio	56,441	$3,313,581
Mark E. Seaton	36,957	$2,163,547
Lisa W. Cornehl	3,246	$191,616
Matthew F. Wajner	4,818	$282,193
Steven A. Adams	2,799	$166,078

Pension Benefits

The following table shows the actuarial present value of the accumulated retirement benefits payable upon normal retirement age to Mr. DeGiorgio, our one NEO eligible for benefits under the SERP, computed as of December 31, 2024. The amounts are based upon benefits provided to Mr. DeGiorgio under the SERP. Messrs. Seaton, Wajner and Adams, and Ms. Cornehl are not participants in the SERP.

Name	Plan Name	Number of Years Credited Service(1) (#)	Present Value of Accumulated Benefits ($)	Payments During Last Fiscal Year ($)
Kenneth D. DeGiorgio	SERP(2)	25.8	$2,250,590	$—

(1)
Credited years of service for benefit calculation purposes is the time between the participant’s commencement of participation in the plan and December 31, 2024. Participants in the SERP must have completed 10 years of credited service in order to be eligible to receive SERP benefits. Years of credited service beyond the minimum 10 year requirement do not result in any additional benefits under the SERP.
(2)
SERP eligibility requires 10 years of service and five years of participation in the plan with the benefit dependent on age at retirement between 55 and 62, rather than credited years of service. The following assumptions were used for calculating present values: interest rate of 5.64%, post-retirement mortality per the Pri-2012 “Retirees” and “Contingent Survivors” tables projected generationally beyond 2012 using MP-2021 Order 2 Graduation Alternative Projection Scale. The “Contingent Survivors” tables will be used for spouses only after death of the primary retiree. Benefit is payable as a 50% joint and survivor annuity and spouse is assumed to be one year younger than the participant.

The SERP, which was closed to new participants on January 1, 2011, provides retirement benefits for, and pre-retirement death benefits with respect to certain key management personnel. Under the plan, upon retirement at normal retirement date (the latest of age 62, the date on which the participant completes 10 years of service and the date on which the participant was covered, in combination, by the plan for five years) the participant generally receives a joint life and 50% survivor annuity benefit equal to 30% of “final average compensation.” “Final average compensation” is generally equal to the participant’s average one year covered compensation for the five-year period ending on December 31, 2010, irrespective of the participant’s actual retirement date. Final average compensation generally includes base salary and commissions, cash bonuses and stock bonuses that are granted to compensate for past services (such as Bonus RSUs). The maximum annual benefit under the SERP is capped at $500,000 for our Company's chief executive officer and at $350,000 for all other participants.

To be eligible to receive benefits under the plan, a participant must be at least age 55, have been an employee of our Company or one of our subsidiaries for at least 10 years and covered by the plan for at least five years. In the event of early retirement, benefits under the SERP are generally reduced by 5.952% for each year prior to age 62 in which retirement actually occurs. The pre-retirement death benefit under the SERP generally consists of 10 annual payments, each of which equals 15% of final average compensation. Subject to applicable legal rules, the Board can, in its discretion, pay the participant or beneficiary in an actuarial equivalent lump sum or other form of benefit. In the event of a “change-in-control” (as defined in the plan) of our Company, benefits under the SERP become 100% vested, and, if within 36 months following the change in control the participant’s employment is terminated by our

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Executive Compensation Tables

Company without cause or by the participant for good reason, the participant will be entitled to benefits equal to the benefits provided by the plan (subject to reductions for early retirement) or, if the participant is not yet eligible for early retirement, subject to an actuarial reduction.

Participants who engage in competition with our Company, either during their employment with, or following their departure from, our Company, forfeit their right to receive any vested benefits under the plan, provided that those provisions do not apply to the extent they are inconsistent with or violate any federal or state law or specific government mandate, order, injunction, consent, assurance of discontinuance, or decree. Competition is defined to include involvement with a competing business; the misappropriation, sale, use or disclosure of our Company’s trade secrets, confidential or proprietary information; and solicitation of Company employees or customers.

Nonqualified Deferred Compensation

As reflected in the following table, certain of the NEOs have elected to participate in the First American Financial Corporation Deferred Compensation Plan (the “Deferred Compensation Plan”). Messrs. Seaton, Wajner and Adams and Ms. Cornehl did not have any nonqualified deferred compensation.

Name	Executive Deferrals in Last FY(1) ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY(2) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Amount of Deferred Compensation at Last FYE(3) ($)
Kenneth D. DeGiorgio	$—	$—	$713,273	$—	$4,877,633

(1)
Represents the amount contributed during the year to the Deferred Compensation Plan plus the value of any RSUs vested during the year but subject to deferred distribution. The amount contributed during the year (if any) is included in the Summary Compensation Table; however, the value of any RSUs vested during the year but subject to deferred distribution is not reflected in the Summary Compensation Table.
(2)
Represents earnings or losses on participant-selected investment options in the Deferred Compensation Plan and/or the increase or decrease in the fair market value of deferred RSUs (if any), including dividend equivalents thereon. These amounts are not reflected in the Summary Compensation Table.
(3)
This amount is as of December 31, 2024. $1,505,085 of the amount was previously reported as compensation to the listed executive officer in the Summary Compensation Table for previous years.

The Deferred Compensation Plan offers a select group of management and highly compensated employees the opportunity to elect to defer up to 100% of their base salary, commissions and certain eligible cash bonuses. A committee appointed by the Board is responsible for administering the plan. The plan is unfunded and unsecured. However, our Company informally funds the plan through variable universal life insurance and absorbs all insurance charges. Our Company maintains a deferral account for each participating employee on a fully vested basis for all deferrals. Participants can choose to have their cash benefits paid in one lump sum or in quarterly payments upon termination of employment or death. Subject to the terms and conditions of the plan, participants also may elect scheduled and nonscheduled in-service withdrawals of compensation deferred prior to January 1, 2005, and the earnings and losses attributable thereto. Withdrawals of compensation deferred after December 31, 2004, and the earnings and losses attributable thereto, must be scheduled by the participant at the time the participant elects to defer such compensation.

Participants allocate their deferrals among a variety of investment crediting options offered under the plan. The investment crediting rates are based upon the rates of return available under certain retail mutual funds.

For all participants who joined the Deferred Compensation Plan prior to December 31, 2001, the plan provides a pre-retirement death benefit equal to the lesser of 15 times the amount deferred in the participant’s first year of participation or $2 million. The death benefit is reduced beginning at age 61 by 20% per year. Participants who join the plan after December 31, 2001 are not eligible for this death benefit. Our Company maintains term life insurance policies to fund this enhanced pre-retirement death benefit.

68 | 2025 Proxy Statement First American Financial Corporation

Executive Compensation Tables

Our 2010 and 2020 Incentive Compensation Plans offer a select group of management and highly compensated employees the opportunity to defer the distribution of their RSUs to a future date beyond the scheduled vesting date. Participants may elect to defer the distribution of a particular vesting tranche of an award to a future date while employed with our Company, upon termination of employment or in annual installments over two to 15 years post termination of employment.

With respect to deferrals to a future date while employed, participants must specify the year in which they wish to receive the distribution of the RSUs, provided that such year is later than the year of the scheduled vesting date. The resulting deferred distribution date will be the anniversary of the grant date in the year selected. If the participant terminates employment prior to the scheduled vesting date, the deferral election will not apply and the payment of such RSUs will be handled pursuant to the terms of the RSU Award Agreement. If the participant terminates employment after a scheduled vesting date but prior to the deferred distribution date, the participant will receive the distribution of the deferred RSUs upon termination. If the initial deferral election is made after the grant date, the deferred RSUs will be distributed following the later of the termination date or five years from the scheduled vesting date.

Potential Payments upon Termination or Change-in-Control

The following tables describe payments and other benefits that would be provided to the NEOs under the specified circumstances upon a change-in-control of our Company or their termination on December 31, 2024. For further discussion, see “Change-in-Control and Post-Termination Arrangements” beginning on page 59.

First American Financial Corporation 2025 Proxy Statement | 69

Executive Compensation Tables

Kenneth D. DeGiorgio

		Involuntary Termination			Change-in-Control
Executive Payments and Benefits Upon Termination	Voluntary Termination	For Cause	Without Cause/By Employee for Good Reason		Without Termination	With Termination Without Cause/By Employee for Good Reason		Death		Disability
Amounts Due to Triggering Event
Severance	$—	$—	$7,240,000	(1)	$—	$9,250,000	(2)	$—		$—
Bonus	$—	$—	$—		$—	$3,700,000	(3)	$—		$—
Accelerated Vesting of RSUs(4)	$—	$—	$9,143,648		$11,015,727	$11,015,727		$11,015,727		$11,015,727
Benefit Continuation	$—	$—	$—		$—	$186,328	(5)	$—		$—
Enhanced SERP(6)	$—	$—	$2,188,204	(7)	$—	$2,138,759	(8)	$1,036,600	(9)	$2,188,204	(10)
Total	$—	$—	$18,571,852		$11,015,727	$26,290,814		$12,052,327		$13,203,931

(1)
Represents two times the executive officer’s base salary in effect immediately prior to the date of termination and two times the median of the executive officer’s last three annual incentive bonuses.
(2)
Represents two times the executive officer’s base salary in effect immediately prior to the date of termination and two times the executive officer’s target annual incentive bonus for the current fiscal year, or if there is no such target, the average annual discretionary incentive bonus earned by the executive officer during the last three completed fiscal years.
(3)
Represents the pro rata portion of the executive officer’s target annual bonus for the year of termination.
(4)
Unvested RSUs and LTI PRSUs do not accelerate, except in the event of a change-in-control of our Company that is not approved by our Board and in the event of death or disability per our 2010 and 2020 Incentive Compensation Plans and related agreements. For the purpose of this table, we’ve shown the impact of a change-in-control that was not approved by our Board. In the event of termination after meeting early retirement (age 55 with 10 years of service) for Bonus RSUs, normal retirement (age 60), or involuntary termination without cause, absent a change-in-control, all unvested Bonus RSUs and LTI RSUs vest one year after termination. In the event of involuntary termination without cause, a pro-rata portion of LTI PRSUs will remain eligible for vesting subject to satisfaction of the performance criteria. In the event of normal retirement (age 60), the service requirement will be deemed to have been met and LTI PRSUs will remain eligible for vesting subject to satisfaction of the performance criteria. Mr. DeGiorgio was not eligible for early retirement or normal retirement as of December 31, 2024.
(5)
Represents cash payments to the executive officer to cover the cost of purchasing the benefits on an after-tax basis for 24 months post termination.
(6)
“Enhanced SERP” refers to any payments which accrue to the executive officer, who is not yet vested, under the various scenarios for the SERP.
(7)
Represents the present value of the benefit calculated using the following assumptions: Pri-2012 “Retirees” and “Contingent Survivors” tables projected generationally beyond 2012 using MP-2021 Order 2 Graduation Alternative Project Scale, a discount rate of 5.64% and payment begins at age 55.
(8)
If a qualifying termination occurs within 36 months after a change-in-control of our Company, the executive officer becomes 100% vested in the benefit in the amount the executive officer would have been entitled to receive had he attained his early retirement date, with an actuarial reduction if the executive officer had not reached early retirement age. Represents the enhanced present value of the benefit calculated using the following assumptions: Pri-2012 “Retirees” and “Contingent Survivors” tables projected generationally beyond 2012 using MP-2021 Order 2 Graduation Alternative Project Scale, and a discount rate of 5.64%.
(9)
Represents the present value of 10 annual payments equal to 15% of the participant’s final average compensation, calculated using a 5.64% discount rate.
(10)
Represents the present value of the benefit calculated using the following assumptions: Pri-2012 “Retirees” and “Contingent Survivors” tables projected generationally beyond 2012 using MP-2021 Order 2 Graduation Alternative Project Scale, a discount rate of 5.64% and participant remains disabled until earliest retirement date at age 55.

70 | 2025 Proxy Statement First American Financial Corporation

Executive Compensation Tables

Mark E. Seaton

		Involuntary Termination			Change-in-Control
Executive Payments and Benefits Upon Termination	Voluntary Termination	For Cause	Without Cause/By Employee for Good Reason		Without Termination	With Termination Without Cause/By Employee for Good Reason		Death	Disability
Amounts Due to Triggering Event
Severance	$—	$—	$3,633,000	(1)	$—	$4,300,000	(2)	$—	$—
Bonus	$—	$—	$—		$—	$1,450,000	(3)	$—	$—
Accelerated Vesting of RSUs(4)	$—	$—	$4,990,068		$5,936,171	$5,936,171		$5,936,171	$5,936,171
Benefit Continuation	$—	$—	$—		$—	$175,724	(5)	$—	$—
Total	$—	$—	$8,623,068		$5,936,171	$11,861,895		$5,936,171	$5,936,171

(1)
Represents two times the executive officer’s base salary in effect immediately prior to the date of termination and two times the median of the executive officer’s last three annual incentive bonuses.
(2)
Represents two times the executive officer’s base salary in effect immediately prior to the date of termination and two times the executive officer’s target annual incentive bonus for the current fiscal year, or if there is no such target, the average annual discretionary incentive bonus earned by the executive officer during the last three completed fiscal years.
(3)
Represents the pro rata portion of the executive officer’s target annual bonus for the year of termination.
(4)
Unvested RSUs and LTI PRSUs do not accelerate, except in the event of a change-in-control of our Company that is not approved by our Board and in the event of death or disability per our 2010 and 2020 Incentive Compensation Plans and related agreements. For the purpose of this table, we’ve shown the impact of a change-in-control that was not approved by our Board. In the event of termination after meeting early retirement (age 55 with 10 years of service) for Bonus RSUs, normal retirement (age 60), or involuntary termination without cause, absent a change-in-control, all unvested Bonus RSUs and LTI RSUs vest one year after termination. In the event of involuntary termination without cause, a pro-rata portion of LTI PRSUs will remain eligible for vesting subject to satisfaction of the performance criteria. In the event of normal retirement (age 60), the service requirement will be deemed to have been met and LTI PRSUs will remain eligible for vesting subject to satisfaction of the performance criteria. Mr. Seaton was not eligible for early retirement or normal retirement as of December 31, 2024.
(5)
Represents cash payments to the executive officer to cover the cost of purchasing the benefits on an after-tax basis for 24 months post termination.
First American Financial Corporation 2025 Proxy Statement | 71

Executive Compensation Tables

Lisa W. Cornehl

		Involuntary Termination			Change-in-Control
Executive Payments and Benefits Upon Termination	Voluntary Termination	For Cause	Without Cause/By Employee for Good Reason		Without Termination	With Termination Without Cause/By Employee for Good Reason		Death	Disability
Amounts Due to Triggering Event
Severance	$—	$—	$1,404,000	(1)	$—	$1,980,000	(2)	$—	$—
Bonus	$—	$—	$—		$—	$540,000	(3)	$—	$—
Accelerated Vesting of RSUs(4)	$—	$—	$1,025,855		$1,331,096	$1,331,096		$1,331,096	$1,331,096
Benefit Continuation	$—	$—	$—		$—	$46,106	(5)	$—	$—
Total	$—	$—	$2,429,855		$1,331,096	$3,897,202		$1,331,096	$1,331,096

(1)
Represents two times the executive officer’s base salary in effect immediately prior to the date of termination and two times the median of the executive officer’s last three annual incentive bonuses.
(2)
Represents two times the executive officer’s base salary in effect immediately prior to the date of termination and two times the executive officer’s target annual incentive bonus for the current fiscal year, or if there is no such target, the average annual discretionary incentive bonus earned by the executive officer during the last three completed fiscal years.
(3)
Represents the pro rata portion of the executive officer’s target annual bonus for the year of termination.
(4)
Unvested RSUs and LTI PRSUs do not accelerate, except in the event of a change-in-control of our Company that is not approved by our Board and in the event of death or disability per our 2010 and 2020 Incentive Compensation Plans and related agreements. For the purpose of this table, we’ve shown the impact of a change-in-control that was not approved by our Board. In the event of termination after meeting early retirement (age 55 with 10 years of service) for Bonus RSUs, normal retirement (age 60), or involuntary termination without cause, absent a change-in-control, all unvested Bonus RSUs and LTI RSUs vest one year after termination. In the event of involuntary termination without cause, a pro-rata portion of LTI PRSUs will remain eligible for vesting subject to satisfaction of the performance criteria. In the event of normal retirement (age 60), the service requirement will be deemed to have been met and LTI PRSUs will remain eligible for vesting subject to satisfaction of the performance criteria. Ms. Cornehl was not eligible for early retirement or normal retirement as of December 31, 2024.
(5)
Represents cash payments to the executive officer to cover the cost of purchasing the benefits on an after-tax basis for 24 months post termination.

72 | 2025 Proxy Statement First American Financial Corporation

Executive Compensation Tables

Matthew F. Wajner

		Involuntary Termination			Change-in-Control
Executive Payments and Benefits Upon Termination	Voluntary Termination	For Cause	Without Cause/By Employee for Good Reason		Without Termination	With Termination Without Cause/By Employee for Good Reason		Death	Disability
Amounts Due to Triggering Event
Severance	$—	$—	$67,308	(1)	$—	$1,170,000	(2)	$—	$—
Bonus	$—	$—	$—		$—	$235,000	(3)	$—	$—
Accelerated Vesting of RSUs(4)	$—	$—	$675,923		$811,845	$811,845		$811,845	$811,845
Benefit Continuation	$—	$—	$—		$—	$126,269	(5)	$—	$—
Total	$—	$—	$743,231		$811,845	$2,343,114		$811,845	$811,845

(1)
Pursuant to our Company’s severance plan generally available to employees without employment or severance agreements, Mr. Wajner could be eligible for 10 weeks of severance pay when laid off or terminated without cause in a situation not involving a change in control, subject to the terms of the plan.
(2)
Represents two times the executive officer’s base salary in effect immediately prior to the date of termination and two times the executive officer’s target annual incentive bonus for the current fiscal year, or if there is no such target, the average annual discretionary incentive bonus earned by the executive officer during the last three completed fiscal years.
(3)
Represents the pro rata portion of the executive officer’s target annual bonus for the year of termination.
(4)
Unvested RSUs and LTI PRSUs do not accelerate, except in the event of a change-in-control of our Company that is not approved by our Board and in the event of death or disability per our 2010 and 2020 Incentive Compensation Plans and related agreements. For the purpose of this table, we’ve shown the impact of a change-in-control that was not approved by our Board. In the event of termination after meeting early retirement (age 55 with 10 years of service) for Bonus RSUs, normal retirement (age 60), or involuntary termination without cause, absent a change-in-control, all unvested Bonus RSUs and LTI RSUs vest one year after termination. In the event of involuntary termination without cause, a pro-rata portion of LTI PRSUs will remain eligible for vesting subject to satisfaction of the performance criteria. In the event of normal retirement (age 60), the service requirement will be deemed to have been met and LTI PRSUs will remain eligible for vesting subject to satisfaction of the performance criteria. Mr. Wajner was not eligible for early retirement or normal retirement as of December 31, 2024.
(5)
Represents cash payments to the executive officer to cover the cost of purchasing the benefits on an after-tax basis for 24 months post termination.

First American Financial Corporation 2025 Proxy Statement | 73

Executive Compensation Tables

Steven A. Adams

		Involuntary Termination			Change-in-Control
Executive Payments and Benefits Upon Termination	Voluntary Termination	For Cause	Without Cause/By Employee for Good Reason		Without Termination	With Termination Without Cause/By Employee for Good Reason		Death	Disability
Amounts Due to Triggering Event
Severance	$—	$—	$27,692	(1)	$—	$1,190,000	(2)	$—	$—
Bonus	$—	$—	$—		$—	$235,000	(3)	$—	$—
Accelerated Vesting of RSUs(4)	$—	$—	$521,020		$622,901	$622,901		$622,901	$622,901
Benefit Continuation	$—	$—	$—		$—	$126,269	(5)	$—	$—
Total	$—	$—	$548,712		$622,901	$2,174,170		$622,901	$622,901

(1)
Pursuant to our Company’s severance plan generally available to employees without employment or severance agreements, Mr. Adams could be eligible for 4 weeks of severance pay when laid off or terminated without cause in a situation not involving a change in control, subject to the terms of the plan.
(2)
Represents two times the executive officer’s base salary in effect immediately prior to the date of termination and two times the executive officer’s target annual incentive bonus for the current fiscal year, or if there is no such target, the average annual discretionary incentive bonus earned by the executive officer during the last three completed fiscal years.
(3)
Represents the pro rata portion of the executive officer’s target annual bonus for the year of termination.
(4)
Unvested RSUs and LTI PRSUs do not accelerate, except in the event of a change-in-control of our Company that is not approved by our Board and in the event of death or disability per our 2010 and 2020 Incentive Compensation Plans and related agreements. For the purpose of this table, we’ve shown the impact of a change-in-control that was not approved by our Board. In the event of termination after meeting early retirement (age 55 with 10 years of service) for Bonus RSUs, normal retirement (age 60), or involuntary termination without cause, absent a change-in-control, all unvested Bonus RSUs and LTI RSUs vest one year after termination. In the event of involuntary termination without cause, a pro-rata portion of LTI PRSUs will remain eligible for vesting subject to satisfaction of the performance criteria. In the event of normal retirement (age 60), the service requirement will be deemed to have been met and LTI PRSUs will remain eligible for vesting subject to satisfaction of the performance criteria. Mr. Adams was not eligible for early retirement or normal retirement as of December 31, 2024.
(5)
Represents cash payments to the executive officer to cover the cost of purchasing the benefits on an after-tax basis for 24 months post termination.

Pay Ratio

For purposes of identifying our Company’s median employee from a total annual compensation perspective, our Company applied the following methodology: our Company utilized a measurement date of December 31, 2024; annual total compensation included base salary, overtime, annual bonus, other incentive pay, Company match on retirement programs or profit sharing contributions, the grant date fair value of RSUs and other perquisites; our Company did not apply a cost-of-living adjustment to compensation for employees located outside of the United States.

As of December 31, 2024, our Company had 19,479 employees (United States and non-United States). The median employee’s annual total compensation was $63,600. The resulting Kenneth D. DeGiorgio to median employee pay ratio was 122 to 1 given Kenneth D. DeGiorgio’s total compensation of $7,784,940.

74 | 2025 Proxy Statement First American Financial Corporation

Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of our Company. For further information concerning our Company’s pay for performance philosophy and how our Company aligns executive compensation with our Company’s performance, refer to “Executive Compensation – Compensation Discussion and Analysis.”

							Value of Initial Fixed $100 Investment Based on:
Year	Summary Compensation Table Total for CEO (a)(1)	Summary Compensation Table Total for CEO (b)(1)	Compensation Actually Paid to CEO (a)(2)	Compensation Actually Paid to CEO (b)(2)	Average Summary Compensation Table Total for Other NEOs (1)	Average Compensation Actually Paid to Other NEOs (2)	Total Stockholder Return (3)	Peer Group Total Stockholder Return (4)	Net Income (Millions)	Return On Equity (5)

2024	$7,784,940	$—	$7,775,723	$—	$1,748,766	$1,725,474	$127	$169	$131	8.2%
2023	$7,069,357	$—	$8,959,803	$—	$1,508,303	$1,806,958	$126	$134	$217	6.6%
2022	$6,026,599	$9,003,278	$2,859,390	$1,888,355	$2,095,784	$643,489	$99	$122	$263	11.9%
2021	$—	$10,791,103	$—	$17,739,031	$3,812,103	$6,217,027	$143	$119	$1,241	16.9%
2020	$—	$11,173,959	$—	$8,619,580	$3,877,773	$3,091,759	$91	$92	$696	13.8%

(1)
Kenneth D. DeGiorgio served as Chief Executive Officer of our Company from February 4, 2022 ("CEO (a)") through April 10, 2025. Dennis J. Gilmore served as Chief Executive Officer of our Company during 2020, 2021, and through February 4, 2022, on which date he became Chairman of our Board ("CEO (b)").

The other NEOs, for each year reported are as follows:

•
2024: Mark E. Seaton, Lisa W. Cornehl, Matthew F. Wajner and Steven A. Adams
•
2023: Mark E. Seaton, Lisa W. Cornehl, Matthew F. Wajner and Steven A. Adams
•
2022: Mark E. Seaton, Lisa W. Cornehl, Matthew F. Wajner, Steven A. Adams and Christopher M. Leavell
•
2021: Kenneth D. DeGiorgio, Mark E. Seaton, Matthew F. Wajner and Christopher M. Leavell
•
2020: Kenneth D. DeGiorgio, Mark E. Seaton, Matthew F. Wajner and Christopher M. Leavell

(2) SEC rules require certain adjustments be made to the “Summary Compensation Table” totals to determine “Compensation Actually Paid” as reported in the “Pay Versus Performance Table” above. For purposes of the pension valuation adjustments shown below, there was no pension service or prior service cost. In addition, for purposes of the equity award adjustments shown below, no equity awards were granted and vested in 2024 and no dividends or other earnings were paid on equity awards that were not reflected in the fair value of the equity awards. The valuation assumptions used to calculate fair values of equity awards did not materially differ from those disclosed at the time of grant. The following table details the applicable adjustments that were made to determine “Compensation Actually Paid” for 2024 (all amounts are averages for the named executive officers other than the CEO):

			Pension Adjustments		Equity Award Adjustments
		Summary Compensation Table Total	Deduct, Pension Benefits Reported in Summary Compensation Table	Add, Pension Service Cost	Deduct, Value of Stock Awards Reported in Summary Compensation Table	Add, Year-End Fair Value of Equity Awards Granted in the Year and Unvested at Year End	Add (Deduct), Change in Value from Last Day of Prior Year to Vesting Date of Equity Awards Granted in Prior Years which Vested in the Year	Add (Deduct), Year-over-Year Change in Value of Unvested Equity Awards Granted in Prior Years	Deduct, Prior Year End Value of Equity Awards Forfeited in the Year	Compensation Actually Paid

2024	CEO(a)	$7,784,940	$(28,017)	$83,432	$(4,450,093)	$4,881,592	$(323,477)	$(172,654)	$—	$7,775,723
2024	Other NEOs	$1,748,766	$—	$—	$(850,700)	$933,823	$(69,522)	$(36,893)	$—	$1,725,474

(3)
Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between our Company’s share price at the end and the beginning of the measurement period by our Company’s share price at the beginning of the measurement period. The beginning of the measurement period for each year in the table is December 31, 2019.
(4)
Represents the peer group TSR, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose is the Comparator Companies as described in the Compensation Discussion and Analysis.
(5)
Our company selected measure is Return on Equity, which is defined as net income attributable to our Company divided by average invested stockholders’ equity (total equity excluding accumulated other comprehensive income/loss and noncontrolling interests), excluding net gains/losses from the investment portfolio; net gains/losses from the venture investment portfolio; purchase related amortization of intangible assets; and, in the discretion of the Committee, excluding the effects of non-operating items, such as asset impairments and legal settlements.

First American Financial Corporation 2025 Proxy Statement | 75

Pay Versus Performance

Financial Performance Measures

As described in greater detail in “Executive Compensation – Compensation Discussion and Analysis,” our Company’s executive compensation program reflects a variable pay-for-performance philosophy. When determining the compensation paid to our NEOs, the Committee considers the quantitative measures used in the Annual Incentive Plan and gives consideration to other performance factors related to financial and operating performance, governance and risk management as well as strategic initiatives. The metrics that our Company uses for both our long-term and short-term incentive awards are selected based on an objective of incentivizing our NEOs to increase the value of our enterprise for our stockholders. The most important financial performance measures used by our Company to link executive compensation actually paid to our Company’s NEOs, for the most recently completed fiscal year, to our Company’s performance are as follows:

•
Return on Equity
•
Pretax Margin
•
Earnings Per Share

Each of “Return on Equity” and “Pretax Margin” are described in the section “Executive Compensation – Compensation Discussion and Analysis.”

Analysis of the Information Presented in the Pay versus Performance Table

As described in more detail in the section “Executive Compensation – Compensation Discussion and Analysis,” our Company’s executive compensation program reflects a variable pay-for-performance philosophy. While our Company utilizes several performance measures to align executive compensation with Company performance, all of those Company measures are not presented in the Pay versus Performance table. Moreover, our Company generally seeks to incentivize long-term performance, and therefore does not specifically align our Company’s performance measures with compensation that is actually paid (as computed in accordance with SEC rules) for a particular year. In accordance with SEC rules, our Company is providing the following descriptions of the relationships between information presented in the Pay versus Performance table.

76 | 2025 Proxy Statement First American Financial Corporation

Pay Versus Performance

Compensation Actually Paid, Cumulative TSR and Peer Group TSR

Pay Versus FAF TSR 2020-2024
Indexed Total Shareholder Return
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
Compensation Actually Paid (CAP) ($Mil.)
$20
$18
$16
$14
$12
$10
$8
$6
$4
$2
$0
2020
2021
2022
2023
2024
CAP to CEO (a)
CAP to CEO (b)
Avg. CAP to NEOs
Peer Group TSR
FAF TSR

CEO (a) represents Kenneth D. DeGiorgio and CEO (b) represents Dennis J. Gilmore

FAF represents First American Financial Corporation

First American Financial Corporation 2025 Proxy Statement | 77

Pay Versus Performance

Compensation Actually Paid and Net Income

Pay Versus FAF Net Income 2020-2024
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
FAF Net Income ($Mil.)
$20
$18
$16
$14
$12
$10
$8
$6
$4
$2
$0
Compensation Actually Paid (CAP) ($Mil.)
2020
2021
2022
2023
2024
CAP to CEO (a)
CAP to CEO (b)
Avg. CAP to Non-CEO NEOs
FAF Net Income

CEO (a) represents Kenneth D. DeGiorgio and CEO (b) represents Dennis J. Gilmore

FAF represents First American Financial Corporation

78 | 2025 Proxy Statement First American Financial Corporation

Pay Versus Performance

Compensation Actually Paid and Return on Equity

Pay Versus Return on Equity 2020-2024
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
Return on Equity
$20
$18
$16
$14
$12
$10
$8
$6
$4
$2
$0
Compensation Actually Paid (CAP) ($Mil.)
2020
2021
2022
2023
2024
CAP to CEO (a)
CAP to CEO (b)
Avg. CAP to Non-CEO NEOs
Return on Equity

CEO (a) represents Kenneth D. DeGiorgio and CEO (b) represents Dennis J. Gilmore

First American Financial Corporation 2025 Proxy Statement | 79

Director Compensation

The following table sets forth the cash and other compensation earned by directors of our Company, other than executive officers, during the fiscal year ended December 31, 2024.

Name	Fees Earned or Paid in Cash ($)		Stock Awards(1) ($)		All Other Compensation ($)		Total ($)
James L. Doti	$135,000		$150,000		$—		$285,000
Dennis J. Gilmore	$245,000		$150,000		$20,000	(2)	$415,000
Reginald H. Gilyard	$105,000		$150,000		$—		$255,000
Parker S. Kennedy	$130,000		$150,000		$15,000	(3)	$295,000
Margaret M. McCarthy	$115,000		$150,000		$—		$265,000
Michael D. McKee	$120,000		$150,000		$—		$270,000
Mark C. Oman	$120,000		$150,000		$—		$270,000
Marsha A. Spence	$95,000		$150,000		$—		$245,000
Deborah L. Wahl	$29,411	(4)	$46,430	(4)	$—		$75,841
Martha B. Wyrsch	$120,000		$150,000		$—		$270,000

(1)
The amounts shown are the grant date fair value of stock awards granted in the year as computed in accordance with GAAP using the fair market value (as defined in our 2020 Incentive Compensation Plan) of our common stock on the grant date. For information on the valuation of the awards, refer to Note 18 to our consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024. See below for information regarding the outstanding RSUs and PRSUs held by each non-employee director as of December 31, 2024.
(2)
Reflects $20,000 for service on the board of directors of First American Trust, FSB, a subsidiary of our Company. In addition, our Company maintains an office for Mr. Gilmore and provides him with mobile devices and administrative support.
(3)
Reflects $15,000 for service on the board of directors of First American Trust, FSB, a subsidiary of our Company. In addition, our Company maintains an office for Mr. Kennedy and provides him with mobile devices, a computer, other office equipment and administrative support.
(4)
Ms. Wahl was appointed to the Board effective September 10, 2024. Ms. Wahl's retainer and stock award was prorated accordingly. Her stock award includes $46,438 of deferred director RSUs awarded for Board service pursuant to our Company's deferred compensation plan.

Compensation of non-employee directors consists of several components. The 2024 annual cash retainer was $95,000. The chairman of the Board received an additional annual retainer of $150,000. The lead independent director of our Company received an additional annual retainer of $25,000. The chairs of the Audit Committee, the Compensation Committee and the Governance Committee received an additional annual retainer equal to $25,000, $15,000 and $10,000, respectively. Members of the Audit Committee, the Compensation Committee, and the Governance Committee received an additional annual retainer equal to $15,000, $10,000 and $10,000, respectively. Retainers, including equity compensation, are prorated for partial-year service. On February 22, 2024, our Company granted to each non-employee director who was serving at such time RSUs with a grant date fair value of $150,000, other than Ms. Wahl who was granted $46,438 on September 10, 2024 upon her appointment to the Board. Director RSUs vest over one year, subject to continued service on the Board. All outstanding awards vest upon retirement irrespective of length of service prior to such retirement. Directors may also receive additional compensation for serving on the board of directors of certain of our Company’s subsidiaries (payments are described in footnotes two and three to the table above). In January of 2025, the Board, upon the recommendation of the Compensation Committee and its independent compensation consultant, and after an assessment of relevant peer company and market data, increased the annual cash retainer for directors to $110,000, the fair market value of the annual director RSU grant to $160,000, and the additional retainer for the chairman of the Board to $175,000.

80 | 2025 Proxy Statement First American Financial Corporation

Director Compensation

The aggregate number of unvested RSUs held by each non-employee director who served during the year is as set forth in the table below as of December 31, 2024.

Name	Restricted Stock Units (#)
James L. Doti	2,694
Dennis J. Gilmore	15,133	(1)
Reginald H. Gilyard	2,694
Parker S. Kennedy	2,694
Margaret M. McCarthy	2,694
Michael D. McKee	2,694
Mark C. Oman	2,694
Marsha A. Spence	2,694
Deborah L. Wahl	706
Martha B. Wyrsch	2,694

(1)
Includes 12,439 LTI PRSUs awarded for service to the Company before his retirement in 2022 (reflecting the 2022 LTI PRSUs which became earned upon the Committee's certification of performance on February 5, 2025).

The Board has established stock ownership guidelines for non-employee directors whereby such directors are expected to own at least five times their cash annual retainer in Company common stock. RSUs issued to directors are included for purposes of meeting the guidelines. Directors have five years following commencement of service to satisfy the guidelines.

First American Financial Corporation 2025 Proxy Statement | 81

Required Information

Code of Ethics

Our Board has adopted a code of ethics that applies to our Company’s principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions. A copy of this code of ethics is posted in the corporate governance section of our Company’s website at www.firstam.com. To the extent our Company amends certain provisions of this code of ethics or grants waivers of this code of ethics to our executive officers or directors, it will disclose within four business days such waivers or amendments on the above website. The Board also has adopted a broader code of ethics and conduct, applying to all employees, officers and directors, which also has been posted to the website at the address stated above. Each of these codes is available in print to any stockholder who requests it. Such request should be sent to the secretary at 1 First American Way, Santa Ana, California 92707.

Corporate Governance Guidelines

The Board has adopted corporate governance guidelines, which have been posted in the corporate governance section of the website at www.firstam.com and are available in print to any stockholder who requests them. Such request should be sent to the secretary at 1 First American Way, Santa Ana, California 92707. In addition to stating the standards that the Board applies in determining whether or not its members are independent, these guidelines state the qualifications and responsibilities of our directors and describe fundamental aspects of our Board and certain of its committees.

Compensation Committee Interlocks and Insider Participation

During 2024, our Compensation Committee consisted of Messrs. Kennedy, McKee and Oman. Each member is not currently and has not formerly been an employee or officer of our Company, other than Mr. Kennedy, who was employed by our Company as our executive chairman until he resigned from that position in February 2012, and there were and are no compensation committee interlocks involving any of the members of the Compensation Committee. See also the section entitled “Transactions and Litigation with Management and Others” on page 33 regarding Mr. Kennedy’s son’s employment by a subsidiary of our Company.

Report of the Audit Committee

The Audit Committee of the Board of Directors reviews the Company’s accounting policies and financial reporting and disclosure practices, system of internal controls, audit process and the process for monitoring compliance with laws, regulations and corporate policies. The Board adopted a revised written charter for the Audit Committee on January 22, 2025. The Audit Committee has reviewed the Company’s audited consolidated financial statements and discussed them with management.

The Audit Committee has discussed with PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the U.S. Securities and Exchange Commission.

The Audit Committee has received the written disclosures and the letter from PricewaterhouseCoopers required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with PricewaterhouseCoopers its independence.

82 | 2025 Proxy Statement First American Financial Corporation

II. Required Information

Based on the review and discussions noted above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and be filed with the U.S. Securities and Exchange Commission.

Audit Committee

James L. Doti, Chairman
Mark C. Oman
Martha B. Wyrsch

Securities Authorized for Issuance under Equity Compensation Plans

The following table sets forth details regarding equity securities of our Company that were authorized for issuance under the equity compensation plans of our Company as of December 31, 2024.

	Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
	(in thousands, except weighted-average exercise price)
Equity compensation plans approved by security holders	1,855	(1)	—	10,031	(2)
Equity compensation not approved by security holders	—		—	—
	1,855		—	10,031

(1)
Consists of unvested or undistributed restricted stock units under the First American Financial Corporation 2010 and 2020 Incentive Compensation Plans. See Note 18 to our Company’s consolidated financial statements in the Annual Report on Form 10-K for the year ended December 31, 2024 for additional information.
(2)
Consists of 2.076 million shares remaining under the First American Financial Corporation 2020 Incentive Compensation Plan and 7.955 million shares remaining under our Company’s 2010 Employee Stock Purchase Plan.

Relationship with Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”) was selected by our Audit Committee as the independent registered public accounting firm to audit our consolidated financial statements for the year ended December 31, 2024 and the year ending December 31, 2025. This firm has served as our independent accountants since 2009.

A representative of PwC is expected to participate in the meeting. The representative will have the opportunity to make any desired statement and to answer any appropriate questions by the stockholders.

Principal Accountant Fees and Services

The aggregate fees for 2024 and 2023 in the four categories of service set forth in the table below are as follows:

Aggregate fees billed (1)	2024	2023
Audit Fees	$6,632,925	$6,439,390
Audit-Related Fees(2)	$1,421,527	$1,582,938
Tax Fees(3)	$444,673	$386,253
All Other Fees(4)	$24,226	$22,053

(1)
All amounts include fees, out-of-pocket expenses, local sales and other taxes where applicable, and other disbursements.

First American Financial Corporation 2025 Proxy Statement | 83

II. Required Information

(2)
These fees were incurred primarily for procedures performed for internal controls reports, registration statements, consultations concerning compliance with certain government regulations and financial accounting and reporting standards.
(3)
These fees were incurred primarily for tax advice, compliance and planning.
(4)
These fees were incurred primarily for services related to software licensing and advisory services.

Policy on Audit Committee Pre-approval of Audit and Permissible Nonaudit Services of Independent Auditor

The Audit Committee’s policy is to pre-approve all engagements of our Company’s independent principal registered public accounting firm for audit and nonaudit services. All of these engagements must be pre-approved by the Audit Committee or a designated member of that committee on an individual basis. The Audit Committee or its designee has pre-approved all engagements included in the table above.

Stockholder Proposals, Director Nominations and Proxy Access

Stockholder proposals to be included in the proxy statement (Rule 14a-8 proposals). In order for a proposal by you or your fellow stockholders to be included in the proxy statement and form of proxy solicited by our Board for our next annual meeting of stockholders pursuant to Rule 14a-8 of the Exchange Act, the proposal must be received at 1 First American Way, Santa Ana, California 92707 no later than 6:00 PM, Pacific time, on December 1, 2025, and must comply with all requirements of Rule 14a-8 of the Exchange Act.

Stockholder proposals and director nominees to be presented at the meeting. If you wish to submit a proposal for consideration at next year’s annual meeting or make a nomination without including the same in the proxy statement and form of proxy solicited by our Board, your notice of your intention to do so must provide the information set forth in the Bylaws (which includes information required under Rule 14a-19) and be delivered to our secretary at 1 First American Way, Santa Ana, California 92707 no earlier than 6:00 PM, Pacific Time, on January 13, 2026, and no later than 6:00 PM, Pacific time, on February 12, 2026. If, however, the 2026 Annual Meeting is more than 30 days before or more than 70 days after the anniversary of this year’s Annual Meeting, such notice must be delivered to the Corporate Secretary not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the date on which public announcement of the date of such annual meeting was first made by the Company. If a stockholder does not also comply with the requirements of Rule 14a-4(c)(2) under the Exchange Act, we may exercise discretionary voting authority under proxies that we solicit to vote in accordance with our best judgment on any business presented by a stockholder at our next annual meeting of stockholders.

Proxy Access. A stockholder, or group of up to 20 stockholders, owning at least 3% of our Company’s issued and outstanding stock entitled to vote generally in the election of directors continuously for at least three years, may nominate and include in our proxy materials for our next annual meeting of stockholders, director nominees constituting up to 20% of the Board, provided that the stockholder(s) and the director nominee(s) satisfy the requirements specified in our Bylaws, including delivering a complete submission in writing to our secretary at 1 First American Way, Santa Ana, California 92707 by no earlier than 6:00 PM, Pacific time, on November 1, 2025, and no later than 6:00 PM, Pacific time, on December 1, 2025. If, however, the 2026 Annual Meeting is more than 30 days before or after the anniversary of this year’s Annual Meeting, such notice must be delivered to the Corporate Secretary not earlier than the close of business on the 150th day prior to such annual meeting and not later than the close of business on the later of the 120th day prior to such annual meeting or the 10th day following the date on which public announcement of the date of such annual meeting was first made by the Company.

Proposals, nominations and notices must be submitted in accordance with the other applicable provisions of our Bylaws (which includes information required under Rule 14a-19), including the notice provisions, and, in the case of stockholder proposals submitted for inclusion in our proxy statement, Rule 14a-8, which we recommend that you read in order to comply with the applicable requirements.

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II. Required Information

If, however, the 2026 Annual Meeting is not within 30 days before or more than 70 days after the anniversary of this year’s Annual Meeting, such notice must be so delivered to the Corporate Secretary not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the date on which public announcement of the date of the annual meeting was made.

Appraisal Rights

You are not entitled to appraisal rights in connection with the approval of the proposals to be voted upon at the meeting.

First American Financial Corporation 2025 Proxy Statement | 85

III. Corporate Responsibility and Sustainability

First American's sustainability practices are guided by our core values of integrity, commitment, service, leadership and teamwork. These values describe the manner in which we conduct our business and engage with the communities where we live and work. Our corporate purpose is to deliver certainty and trust to power seamless real estate transactions.

Those interested in learning more about our efforts can read our 2023 Sustainability Report at www.firstam.com/sustainability and visit the Sustainability, FirstAmCares and Supplier Information sections of our website.[1] The Sustainability Report and the content on these website sections are expressly not incorporated by reference into this proxy statement, and do not constitute a part of this proxy statement.

First American

# 2023 Sustainability Report

PAY IT FORWARD
ACT LIKE AN OWNER
STEP UP FOR CUSTOMERS
OUR SIGNATURE BEHAVIORS
First American

FIRST AMERICAN | First American

2020 Sustainability Report 2020

HUMAN
RIGHTS
CAMPAIGN
FOUNDATION®

2023
2024

EQUALITY 100

Leader in LGBTQ+
Workplace Inclusion

ATs

“Our success in sustainability is inseparable from the dedication and talent of our workforce. Our team has demonstrated great resilience, adaptability, and unwavering commitment to our customers and their communities. Their contributions have been instrumental in building and maintaining our world-class culture.”

- Ken DeGiorgio

Human Capital Resources:
•
We believe that an inclusive workforce benefits our Company and, as a result, we employ a number of programs focused on employee development, which are designed to enhance recruitment, engagement, and employee retention.
•
These programs include leadership development seminars, our long-standing women in leadership program, a regular survey of our employees, a range of mentorship programs, employee resource groups and our annual employee appreciation week celebration.

From Fortune. © 2024 Fortune Media IP Limited. All rights reserved. Used under license. Fortune and Fortune 100 Best Companies are registered trademarks of Fortune Media IP Limited. Fortune and Fortune Media IP Limited are not affiliated with, and do not endorse products or services of, First American Financial Corporation.

[1] Any standards of measurement and performance made in reference to our environmental, social, governance and other sustainability plans and goals are developing and based on assumptions, and no assurance can be given that any such plan, initiative, projection, goal, commitment, expectation, or prospect can or will be achieved. Website references included throughout are provided for convenience only, and the contents of our websites do not constitute a part of and are expressly not incorporated by reference into this proxy statement. Our corporate responsibility and sustainability goals are aspirational and may change. Statements regarding our goals are not guarantees or promises that they will be met.

[2] The GHG emission inventory is based on available energy use and other information collected for 841 leased and 20 owned office facilities in the U.S, including our headquarters campus in Santa Ana, California, and is not a consolidated or complete presentation. Scope 1 GHG emission amounts are presented on a different scale than the Scope 2 and Total GHG emissions. Reduction in total GHG emissions primarily resulted from decommissioning our data center as a result of migrating to a cloud-based solution.

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IV. Questions and Answers

Why have I been sent these proxy materials?

Our Board has sent you this proxy statement and the accompanying proxy card to ask for your vote, as a stockholder of our Company, on certain matters that will be voted on at the annual meeting.

What matters will be voted on at the meeting?

The matters scheduled to be voted on at the meeting are:

•
the election of three director nominees to serve on the Board as Class III directors until the next annual meeting at which Class III directors are elected or as soon as their successors are duly elected and qualified;
•
an advisory vote to approve executive compensation, which we refer to as a “Say on Pay” vote;
•
a vote to approve an amendment to the Amended and Restated Certificate of Incorporation to provide for officer exculpation;
•
a vote to approve an amendment and restatement of the 2020 Incentive Compensation Plan;
•
the ratification of our Company’s selection of PricewaterhouseCoopers LLP (“PwC”) as its independent registered public accounting firm for the 2025 fiscal year;
•
a vote on a non-binding stockholder proposal requesting simple majority voting requirements, if properly presented at the meeting; and
•
any other business properly raised at the meeting or any postponement or adjournment thereof.

At the time this proxy statement was mailed, our Board was not aware of any other matters to be voted on at the annual meeting.

Does our Board have any recommendations with respect to the listed proposals?

Our Board recommends you vote “FOR”: (1) each of its nominees for Class III director; (2) the Say on Pay proposal; (3) the approval of an amendment to the Amended and Restated Certificate of Incorporation to provide for officer exculpation; (4) the approval of an amendment and restatement of the 2020 Incentive Compensation Plan; and (5) and the ratification of PwC as our Company’s independent registered public accounting firm for the 2025 fiscal year.

Our Board recommends you vote “AGAINST”: (6) the non-binding stockholder proposal requesting simple majority voting requirements.

When and where will the annual meeting take place?

This year’s annual meeting of stockholders will be held in a virtual-only meeting format online via live webcast using a unique link to be provided by email after registering at register.proxypush.com/FAF on May 13, 2025 at 1:00 PM Pacific Time. Our Company has taken steps to provide stockholders with the same rights and opportunities to participate in the virtual meeting as in an in-person meeting.

Who may attend the annual meeting?

All stockholders of our Company as of the record date, March 17, 2025, are entitled to participate in the annual meeting, including to submit questions or comments electronically during the meeting.

First American Financial Corporation 2025 Proxy Statement | 87

IV. Questions and Answers

Who is a stockholder of record?

A stockholder of record is a person or entity whose name appears as an owner of one or more shares of our common stock on the records of our transfer agent as of its close of business on the record date.

How do I participate in the annual meeting?

Stockholders may participate in and submit questions at the annual meeting online using a unique link to be provided by email after registering at register.proxypush.com/FAF using the control number provided on their proxy card or voting instruction form. Stockholders will need the latest versions of Chrome, Safari, Internet Explorer, Edge or Firefox to register. Stockholders who pre-register for the meeting on or before May 13, 2025, should receive an email confirming registration. All stockholders who register for the meeting will be sent an email with a link to the meeting approximately one hour before the meeting begins, or, after that, upon registration. Using this link, stockholders will be able to check in to the meeting and wait for the meeting portal to be opened. Stockholders are encouraged to allow ample time for the check-in procedures. The meeting portal will be opened approximately 15 minutes before the annual meeting begins. Stockholders that experience any difficulties registering for the annual meeting may call 1-800-468-9716 to receive support.

Stockholders may submit written questions and comments to our Company once the meeting portal opens and during the annual meeting through the unique link to be provided by email after registering for the meeting at register.proxypush.com/FAF. We intend to answer as many questions as possible during the time allotted. More information on the question and answer process, including the types and number of questions permitted, the length of questions, and how questions will be recognized, answered, and disclosed, will be available in the meeting Rules and Procedures, which will be posted on the meeting website when the meeting portal opens and during the meeting.

Help and technical support is available to assist stockholders with any technical difficulties they may have accessing the virtual annual meeting. If a stockholder encounters any difficulties accessing the virtual annual meeting platform, including any difficulties voting or submitting questions, the stockholder may refer to frequently asked questions that will be linked to in the email that the stockholder receives with the stockholder’s unique link to the meeting. A stockholder may also call the technical support phone number provided on the frequently asked questions webpage.

How many shares are entitled to vote at the meeting?

As of the record date, 103,088,162 shares of our common stock, par value $0.00001 per share, were issued, outstanding and entitled to vote at the meeting.

How many votes do I have?

Each share of common stock is entitled to one vote on each proposal.

How many votes are needed to elect each director?

Each nominee for election to serve as a Class III director who receives a majority of the votes cast at the annual meeting will be elected as a Class III director. However, our Bylaws provide that in uncontested elections, such as the election of Class III directors at this year’s annual meeting, any nominee who does not receive a majority of votes cast “for” his or her election (meaning more votes “for” than “against”) would be required to tender his or her resignation promptly following the failure to receive the required vote. Within 90 days of the certification of the stockholder vote, our Board would then be required to decide whether to accept the resignation after considering the recommendation of the Nominating and Corporate Governance Committee. If the Board accepts the resignation offer, it will thereafter determine whether to fill the resulting vacancy or reduce the size of the Board. Because the election of directors is determined by a majority of the votes cast, abstentions and broker non-votes, if any, have no effect on the

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IV. Questions and Answers

outcome of director elections or on whether a director is required to tender his or her resignation after failing to receive a majority of the votes cast in an uncontested election, such as the election of Class III directors at this year’s annual meeting.

Who are the director nominees?

The nominees for Class III directors are:

Reginald H. Gilyard
Parker S. Kennedy
Mark C. Oman

See biographical information regarding the nominees beginning on page 2.

How many votes are needed to approve, on an advisory basis, our Company’s executive compensation?

The affirmative vote of a majority of the shares present or represented by proxy and entitled to vote on the proposal is needed to approve, on an advisory basis, our Company’s executive compensation presented herein. Abstentions will have the same effect as a vote "AGAINST" the proposal. Broker non-votes will not count as shares present and entitled to vote for purposes of this proposal and will have no effect on the results of this proposal.

Is the Board of Directors bound by the Say on Pay vote?

No. The Say on Pay vote is advisory and non-binding.

What is the 2020 Incentive Compensation Plan and what changes to the plan are being proposed?

The 2020 Incentive Compensation Plan is our omnibus equity incentive plan that provides for the award of stock options, restricted stock, restricted stock units and other stock-based awards to employees and non-employee directors of our Company. The proposed amendment and restatement increases the maximum number of shares of Company common stock that will be made available for issuance pursuant to awards granted under the plan from 6,450,000 to 8,425,000. Stockholder approval is required for this amendment. The Board believes that these amendments are necessary to ensure that we have sufficient shares in our equity pool to fund equity-based incentive awards to key employees, as well as our non-employee directors to foster alignment of their interests with those of long-term stockholders. For additional information, please see Item 4. Approval of Amendment and Restatement of the 2020 Incentive Compensation Plan (the “ICP proposal”) on page 14.

How many votes are needed to approve an Amendment and Restatement of the 2020 Incentive Compensation Plan?

The affirmative vote of a majority of the shares present or represented by proxy and entitled to vote on the proposal is needed to approve the ICP proposal. Abstentions will have the same effect as a vote "AGAINST" this proposal. Broker non-votes will not count as shares present and entitled to vote for purposes of this proposal and will have no effect on the results of this proposal.

How many votes are needed to ratify PwC as our Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025?

The affirmative vote of a majority of the shares present or represented by proxy and entitled to vote on the proposal is needed to ratify PwC as our Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. Abstentions will have the same effect as a vote "AGAINST"

First American Financial Corporation 2025 Proxy Statement | 89

IV. Questions and Answers

this proposal. Broker non-votes, if any, will not count as shares present and entitled to vote for purposes of this proposal and will have no effect on the results of this proposal.

What happens if our Company’s choice of PwC as its independent registered public accounting firm is not ratified by the stockholders?

If the stockholders do not ratify PwC as our Company’s independent registered public accounting firm for the 2025 fiscal year, the Audit Committee will reconsider its choice of PwC as our Company’s independent registered public accounting firm and may retain a different independent registered public accounting firm; however, the Audit Committee may nonetheless determine that it is in our Company’s, and our stockholders’, best interests to retain PwC as our Company’s independent registered public accounting firm. Additionally, even if stockholders ratify the Audit Committee’s selection of PwC as our Company’s independent registered public accounting firm, the Audit Committee may at any time determine that it is in our Company’s, and our stockholders’, best interests to retain a different firm.

How many votes are needed to approve an amendment to the Amended and Restated Certificate of Incorporation to provide for officer exculpation?

The affirmative vote of a majority of the Company’s issued and outstanding shares of common stock as of the record date and entitled to vote on the proposal is required for the approval of an amendment to the Amended and Restated Certificate of Incorporation. Abstentions will have the same effect as a vote “AGAINST” this proposal. Broker non-votes, if any, will also have the same effect as a vote "AGAINST" this proposal.

How many votes are needed to approve the non-binding stockholder proposal?

The affirmative vote of a majority of the shares present or represented by proxy and entitled to vote on the proposal is required to approve the non-binding stockholder proposal. Abstentions will have the same effect as a vote “AGAINST” this proposal. Broker non-votes will not count as shares present and entitled to vote for purposes of this proposal and will have no effect on the results of this proposal.

How do I vote?

You can vote on matters that properly come before the meeting in one of four ways:

You may vote by mail before the meeting.

You do this by signing and dating the proxy card and mailing it in the enclosed, prepaid and addressed envelope within the required time. If you mark your voting instructions on the proxy card, your shares will be voted as you instruct.

You may vote by telephone before the meeting.

You do this by following the instructions accompanying the proxy card. If you submit your proxy by telephone, your shares will be voted as you instruct. You do not have to separately mail in your proxy card. Some stockholders may not be able to submit their proxy by telephone.

You may vote on the Internet before the meeting.

You do this by following the instructions accompanying the proxy card. If you submit your proxy on the Internet, your shares will be voted as you instruct. You do not have to separately mail in your proxy card. Some stockholders may not be able to submit their proxy on the Internet.

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IV. Questions and Answers

You may participate in the virtual meeting and vote online.

In order to attend and vote at the virtual annual meeting, you must register at register.proxypush.com/faf. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you access to the annual meeting and to vote and submit questions during the meeting. As part of the registration process, you must enter the control number located on your proxy card, voting instruction form, or Notice of Internet Availability. If you are a beneficial owner of shares registered in the name of a broker, bank or other nominee, you will also need to provide the registered name on your account and the name of your broker, bank or other nominee as part of the registration process.

What happens if I sign and return my proxy card, but don’t mark my votes?

If you are a stockholder of record, Kenneth D. DeGiorgio or Lisa W. Cornehl, senior vice president, chief legal officer, will vote your shares as proxies in accordance with the recommendations of the Board reflected herein or in their discretion on any other matters that may properly come before the annual meeting or any adjournments or postponements thereof.

Can I revoke my proxy?

You have the power to change or revoke your proxy at any time before the polls close at the meeting. You may do this by:

•
signing and returning another proxy card with a later date;
•
if you are a stockholder of record, submitting written notice of your revocation to our secretary at 1 First American Way, Santa Ana, California 92707;
•
submitting your proxy by telephone or on the Internet (only your latest proxy is counted) by 11:59 PM, Central time, on May 12, 2025; or
•
participating in the virtual meeting and voting online during the meeting. Participation in the virtual meeting will not by itself constitute revocation of a proxy.

What happens if my shares are held under the name of a brokerage firm?

If your shares are held in street name, and you do not provide your brokerage firm with specific voting instructions, your brokerage firm is not permitted to vote on certain matters and may determine not to vote your shares at all. Therefore, unless you provide specific voting instructions, your shares may not be voted at the meeting.

We encourage you to provide instructions to your brokerage firm by submitting your proxy. This ensures that your shares will be voted at the meeting. You may have granted to your stockbroker discretionary voting authority over your account. Your stockbroker may be able to vote your shares depending on the terms of the agreement you have with your stockbroker.

Who will count the votes?

An employee of our Company’s transfer agent will serve as the inspector of elections and count the votes.

What does it mean if I get more than one proxy card?

It means that you have multiple accounts at the transfer agent and/or with stockbrokers. Please sign and return all proxy cards to ensure that all your shares are voted.

First American Financial Corporation 2025 Proxy Statement | 91

IV. Questions and Answers

What is “householding” and do we do it?

Although we do not “household” for our registered stockholders, some brokers, banks or similar entities holding our common stock for their customers may deliver only one copy of our proxy materials to a household with multiple stockholders sharing the same address, unless contrary instructions have been received from the affected stockholders. This procedure, referred to as “householding,” reduces the volume of duplicate materials stockholders receive and reduces mailing expenses. Stockholders sharing an address whose shares of our common stock are held by such an entity should contact such entity if they now receive (1) multiple copies of our proxy materials and wish to receive only one copy of these materials per household in the future, or (2) a single copy of our proxy materials and wish to receive separate copies of these materials in the future. Alternatively, if you wish to receive a separate set of proxy materials for this year’s annual meeting, we will deliver them promptly upon request to our secretary at 1 First American Way, Santa Ana, California 92707 or at (714) 250-3000.

What constitutes a “quorum?”

A “quorum” refers to the number of shares that must be represented at a meeting in order to lawfully conduct business. A majority of the issued and outstanding shares of common stock entitled to vote at the annual meeting, present in person or represented by proxy, will constitute a quorum at the meeting. Without a quorum, no business may be transacted at the annual meeting. However, whether or not a quorum exists, a majority of the issued and outstanding shares of common stock entitled to vote at the annual meeting, either in person or by proxy, may adjourn the annual meeting to another date, time and place. Abstentions and broker non-votes (defined below) will be counted for the purpose of determining the presence or absence of a quorum for the transaction of business.

What is a “broker non-vote” and how is it treated?

A “broker non-vote” occurs with respect to a proposal if the proposal is considered non-routine under NYSE Rule 452 and the broker has not received voting instructions from a beneficial owner and, therefore, does not have the discretionary authority to vote shares held by the beneficial owner with respect to such proposal. Broker non-votes are treated as present for purposes of establishing the presence or absence of a quorum.

What are "abstentions" and how are they treated?

Abstentions occur when you provide voting instructions but instruct the broker to abstain from voting on a particular matter instead of voting for or against the matter. Abstentions are treated as present and entitled to vote but not as votes “cast” under Delaware law. Because the election of directors is determined by a majority of the votes cast, abstentions have no effect on the outcome of director elections or on whether a director is required to tender his or her resignation after failing to receive a majority of the votes cast in an uncontested election. However, since the proposal to ratify the selection of our Company’s independent public registered accounting firm, the Say on Pay proposal, the ICP Proposal and the non-binding stockholder proposal require the affirmative vote of a majority of the shares present and entitled to vote thereon, abstentions will have the same effect as a vote “AGAINST” those proposals. Additionally, with respect to the proposal to amend the Certificate to provide for officer exculpation, abstentions will have the same effect as an "AGAINST" vote.

What percentage of stock do the directors and executive officers own?

Together, they owned approximately 3.7% of our common stock as of the record date. See “Security Ownership of Management” beginning on page 27 for more details.

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IV. Questions and Answers

Who is paying the cost of preparing, assembling and mailing the notice of the annual meeting of stockholders, proxy statement and form of proxy, and the solicitation of the proxies?

Our Company. We will also pay brokers and other nominees for the reasonable expenses of forwarding solicitation materials to their customers who own our common stock.

Who may solicit proxies?

In addition to this proxy statement, our directors, officers and other regular administrative employees may solicit proxies. None of them will receive any additional compensation for such solicitation. MacKenzie Partners, Inc., 7 Penn Plaza, Suite 503, New York, NY 10001, has been engaged by our Company to solicit proxies at an estimated cost of $15,000 plus reimbursement of reasonable expenses.

How will solicitors contact me?

People soliciting proxies may contact you in person, by mail, by telephone, by e-mail or by facsimile.

Who are the largest principal stockholders outside of management?

The following table lists the persons or groups of stockholders who are known to us to be the beneficial owners of more than 5% of our common stock. The information regarding beneficial owners of more than 5% of our common stock was gathered by us from the filings made by such owners with the SEC as of the record date or from informal sources. Shares that may be acquired within 60 days are treated as outstanding for purposes of determining the amount and percentage of shares beneficially owned. This table does not include shares beneficially owned by our directors and officers and entities controlled by them. See the tables under the heading “Security Ownership of Management” beginning on page 27 for that information.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
The Vanguard Group(1)	10,567,038	10.3%
BlackRock, Inc.(2)	9,485,534	9.2%
FMR LLC(3)	6,046,742	5.9%

(1)
According to a Schedule 13G/A filed on April 10, 2024, The Vanguard Group beneficially owned 10,567,038 shares of our common stock and had sole voting power over 0 shares, shared voting power over 44,570 shares, sole dispositive power over 10,411,489 shares and shared dispositive power over 155,549 shares. The address for The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.

Vanguard provides investment management services to our Company’s 401(k) Savings Plan, which plan offers Vanguard investments in its investment choices. Fees paid for investment management of these funds are incorporated into the fund net asset value (NAV) on a daily basis and fully disclosed as an expense ratio for the funds. As a result, these fees are paid by participants in our Company’s 401(k) Savings Plan and are not paid by our Company. The total amount of the fees will fluctuate based on the plan participant allocation decisions. The fees paid are reviewed by the fiduciaries of the 401(k) Savings Plan and are determined to be reasonable for the services provided.

Our Company and our affiliates engage in ordinary course trading; arrangements relating to the placement of investment funds of our Company, our affiliates or their clients; or other transactions or arrangements with The Vanguard Group and its affiliates and related entities. From time to time, The Vanguard Group, its affiliates or their related entities may purchase products or services from our Company or our affiliates. These transactions occur on arm’s-length bases and contain customary terms and conditions.

(2)
According to a Schedule 13G/A filed on January 24, 2024, BlackRock, Inc. beneficially owned 9,485,534 shares of our common stock and had sole voting power over 9,177,978 shares and sole dispositive power over 9,485,534 shares. The address for BlackRock is 50 Hudson Yards, New York, NY 10001.

BlackRock provides investment management services to our Company’s 401(k) Savings Plan, which plan offers a BlackRock investment in its investment choices. Fees paid for investment management of these funds are incorporated into the fund NAV on a daily basis and fully disclosed as an expense ratio for the funds. As a result, these fees are paid by participants in our Company’s 401(k) Savings Plan and are not paid by our Company. The total amount of the fees will fluctuate based on the plan participant allocation decisions. The fees paid are reviewed by the fiduciaries of the 401(k) Savings Plan and are determined to be reasonable for the services provided.

Our Company and our affiliates engage in ordinary course trading; arrangements relating to the placement of investment funds of our Company, our affiliates or their clients; or other transactions or arrangements with BlackRock, Inc. and its affiliates and related entities. From time to time, BlackRock, Inc., its affiliates or their related entities may purchase products or services from our Company or our affiliates. These transactions occur on arm’s-length bases and contain customary terms and conditions.

(3)
According to a Schedule 13G filed on February 12, 2025, FMR LLC, through its subsidiaries, affiliates and other companies, and Abigail P. Johnson, through her family members’ direct and indirect control of FMR LLC and its affiliates, beneficially owned 6,046,742 shares

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IV. Questions and Answers

of our common stock and had sole dispositive power over all 6,046,742 shares. Directly or indirectly, FMR had sole voting power over 6,046,742 shares of our common stock. The address of FMR LLC and Ms. Johnson is 245 Summer Street, Boston, MA 02210.

Affiliates of FMR LLC also provide administrative, brokerage, investment advice, and/or recordkeeping services for our 401(k) Savings Plan, incentive compensation plan, deferred compensation plan, employee stock purchase plan and health savings accounts. Annual fees payable for these services are approximately $1.1 million. Fidelity provides investment management services to our Company’s 401(k) Savings Plan, which plan offers Fidelity investments in its investment choices. Fees paid for investment management of these funds are incorporated into the fund NAV on a daily basis and fully disclosed as an expense ratio for the funds. As a result, these fees are paid by participants in our Company’s 401(k) Savings Plan and are not paid by our Company. The total amount of the fees will fluctuate based on the plan participant allocation decisions. The fees paid to FMR LLC and its affiliates relating to these plans and the health savings account are reviewed by our Company’s administrative benefits plan committee and are determined to be reasonable for the services provided.

Our Company and our affiliates engage in ordinary course trading; arrangements relating to the placement of investment funds of our Company, its affiliates or their clients; or other transactions or arrangements with FMR and its affiliates and related entities. From time to time, FMR, LLC, its affiliates or their related entities may purchase products or services from our Company or its affiliates. These transactions occur on arm’s-length bases and contain customary terms and conditions.

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V. Other Information

Our Annual Report on Form 10-K is available at www.firstam.com/proxymaterials, together with our Company’s notice of annual meeting, proxy statement, and other proxy materials. We will, upon the written request of any stockholder on the record date for the annual meeting, furnish without charge a copy of our Annual Report on Form 10-K filed with the SEC for the year 2024 and will furnish, at a charge of $10, a copy of the exhibits thereto. If applicable, such request should contain a representation that the person requesting this material was a beneficial owner of our shares on the record date. Such request should be sent to the secretary at our executive offices at 1 First American Way, Santa Ana, California 92707.

The Board is not aware of any matters to come before the meeting other than those set forth on the notice accompanying this proxy statement. If any other matters come before the meeting, the holders of the proxies will vote thereon in their discretion.

By Order of the Board of Directors
Lisa W. Cornehl
Senior Vice President, Chief Legal Officer and Secretary

Santa Ana, California

April 16, 2025

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Appendix A

Non-GAAP Financial Measures

This proxy statement contains certain financial measures that are not presented in accordance with generally accepted accounting principles (GAAP), including adjusted return on average total equity, and adjusted pretax margin. Our Company does not intend for these non-GAAP financial measures to be a substitute for any GAAP financial information. Below or as referenced, these non-GAAP financial measures are presented with, and reconciled to, the most directly comparable GAAP financial measures. Investors should use these non-GAAP financial measures only in conjunction with the comparable GAAP financial measures.

Our Company is presenting adjusted return on average total equity and adjusted pretax margin because our Company’s Compensation Committee uses these measures as a factor in assessing performance for the purpose of making compensation decisions.

Adjusted return on average total equity is a non-GAAP financial measure because it excludes accumulated other comprehensive income/loss and noncontrolling interests from total equity and also excludes current year net gains/losses from both the investment portfolio and certain venture portfolio investments, purchase-related amortization of intangible assets and asset impairments from net income attributable to our Company and from total equity. Adjusted pretax margin is a non-GAAP financial measure because it excludes from pretax income net gains/losses from both the investment portfolio and certain venture portfolio investments, purchase-related amortization of intangible assets and asset impairments.

Adjusted Return on Average Total Equity used by the Compensation Committee	Year Ended December 31, 2024 ($ in millions)
Net income attributable to the Company	$131.1
Total equity	$4,927.0
GAAP return on average total equity	2.7%

Reconciliation of Non-GAAP Adjustments:
Net income attributable to the Company	$131.1
Net losses from the investment portfolio, net of tax	251.4
Net losses from certain venture portfolio investments, net of tax	16.2
Impairment on internally developed software, net of tax	26.8
Impairment on a real property salvage asset, net of tax	10.8
Amortization of purchase-related intangible assets, net of tax	24.9
Adjusted net income attributable to the Company	$461.2

Total equity	$4,927.0
Accumulated other comprehensive loss	496.4
Noncontrolling interests	(18.5)
Net losses from the investment portfolio, net of tax	251.4
Net losses from certain venture portfolio investments, net of tax	16.2
Impairment on internally developed software, net of tax	26.8
Impairment on a real property salvage asset, net of tax	10.8
Amortization of purchase-related intangible assets, net of tax	24.9
Adjusted total equity	$5,735.0
Adjusted return on average total equity	8.2%

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Appendix A. Non-GAAP Financial Measures

Adjusted Pretax Margin used by the Compensation Committee	Year Ended December 31, 2024 ($ in millions)
Pretax income	$165.4
Total revenue	$6,128.1
GAAP pretax margin	2.7%

Reconciliation of Non-GAAP Adjustments:
Pretax income	$165.4
Net losses from the investment portfolio	330.9
Net losses from certain venture portfolio investments	21.3
Impairment on internally developed software	35.2
Impairment on a real property salvage asset	14.2
Amortization of purchase-related intangible assets	32.7
Adjusted pretax income	$599.7

Total revenue	$6,128.1
Net losses from the investment portfolio	330.9
Net losses from certain venture portfolio investments	21.3
Impairment on internally developed software	35.2
Impairment on a real property salvage asset	14.2
Adjusted total revenue	$6,529.7
Adjusted pretax margin	9.2%

Other Non-GAAP Financial Measures

The Company is also presenting adjusted earnings per share and, for the title insurance and services and home warranty segments, adjusted pretax margin because they provide the Company’s management and readers of this Proxy Statement with additional insight into the operational performance of the Company. Adjusted earnings per share for the Company and adjusted pretax margin for the title insurance and services segment are non-GAAP financial measures because they exclude net investment losses and amortization of purchase-related intangible assets and adjusted pretax margin for the home warranty segment is a non-GAAP financial measure because it excludes net investment gains.

Adjusted Earnings per Share	Year Ended December 31, 2024 ($ in millions)
Net income attributable to the Company	$131.1
Diluted weighted-average common shares	104.3
GAAP earnings per share	$1.26

Reconciliation of Non-GAAP Adjustments:
Net income attributable to the Company	$131.1
Net investment losses, net of tax	303.2
Amortization of purchase-related intangible assets, net of tax	24.7
Adjusted net income attributable to the Company	$459.0
Diluted weighted-average common shares	104.3
Adjusted earnings per share	$4.40

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Appendix A. Non-GAAP Financial Measures

Adjusted Pretax Margin for the Title Insurance and Services Segment	Year Ended December 31, 2024 ($ in millions)
Pretax income	$246.2
Total revenue	$5,737.3
GAAP pretax margin	4.3%

Reconciliation of Non-GAAP Adjustments:
Pretax income	$246.2
Net investment losses	345.4
Amortization of purchase-related intangible assets	32.6
Adjusted pretax income	$624.2

Total revenue	$5,737.3
Net investment losses	345.4
Adjusted total revenue	$6,082.7
Adjusted pretax margin	10.3%

Adjusted Pretax Margin for the Home Warranty Segment	Year Ended December 31, 2024 ($ in millions)
Pretax income	$64.4
Total revenue	$425.7
GAAP pretax margin	15.1%

Reconciliation of Non-GAAP Adjustments:
Pretax income	$64.4
Net investment gains	(1.4)
Adjusted pretax income	$63.0

Total revenue	$425.7
Net investment gains	(1.4)
Adjusted total revenue	$424.3
Adjusted pretax margin	14.8%

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Appendix B

Proposed Amendment to the Amended and Restated Certificate of Incorporation of First American Financial Corporation

ARTICLE XI
LIABILITY OF OFFICERS

Section 11.1 No Personal Liability. To the fullest extent permitted by the DGCL as the same exists or as may hereafter be amended, no officer of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as an officer of the Corporation.

Section 11.2 Amendment or Repeal. Any amendment, alteration or repeal of this Article XI that adversely affects any right of an officer shall be prospective only and shall not limit or eliminate any such right with respect to any proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to such amendment or repeal.

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Appendix C

FIRST AMERICAN FINANCIAL CORPORATION

2020 INCENTIVE COMPENSATION PLAN

As Amended and Restated effective May 13, 2025

1. ESTABLISHMENT, PURPOSES, AND DURATION

1.1. Establishment of the Plan. The Company hereby establishes this incentive compensation plan to be known as “First American Financial Corporation 2020 Incentive Compensation Plan,” as set forth in this document. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares and Other Stock-Based Awards. The Plan was originally adopted by the Board of Directors (as defined below) on January 22, 2020 (the “Effective Date”) and approved by the Company’s stockholders at the Company’s 2020 Annual Meeting of Stockholders on May 5, 2020. This amendment and restatement of the Plan is subject to approval by the Company’s stockholders at the Company’s 2025 Annual Meeting of Stockholders on May 13, 2025 (the “Restatement Effective Date”). The Plan shall remain in effect as provided in Section 1.3.

1.2. Purposes of the Plan.The purposes of the Plan are to provide additional incentives to non-employee directors of the Company and to those officers and employees of the Company, Subsidiaries and Affiliates whose substantial contributions are essential to the continued growth and success of the business of the Company and the Subsidiaries and Affiliates, in order to strengthen their commitment to the Company and the Subsidiaries and Affiliates, and to attract and retain competent and dedicated individuals whose efforts will result in the long-term growth and profitability of the Company and to further align the interests of such non-employee directors, officers and employees with the interests of the stockholders of the Company. To accomplish such purposes, the Plan provides that the Company may grant Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares and Other Stock-Based Awards.

1.3. Duration of the Plan. The Plan shall commence on the Effective Date, as described in Section 1.1, and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to Article XVII, until all Shares subject to it shall have been delivered, and any restrictions on such Shares have lapsed, pursuant to the Plan’s provisions. However, in no event may an Award be granted under the Plan on or after ten years from the Restatement Effective Date.

2. DEFINITIONS

Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized:

2.1. “Affiliate” means any entity other than the Company and any Subsidiary that is affiliated with the Company through stock or equity ownership or otherwise and is designated as an Affiliate for purposes of the Plan by the Committee; provided, however, that, notwithstanding any other provisions of the Plan to the contrary, for purposes of NQSOs and SARs, if an individual who otherwise qualifies as an Employee or Non-Employee Director provides services to such an entity and not to the Company or a Subsidiary, such entity may only be designated an Affiliate if the Company qualifies as a “service recipient,” within the meaning of Code Section 409A, with respect to such individual; provided further that such definition of “service recipient” shall be determined by (a) applying Code Section 1563(a)(1), (2) and (3), for purposes of determining a controlled group of corporations under Code Section 414(b), using the language “at least 50 percent” instead of “at least 80 percent” each place it appears in Code Section 1563(a)(1), (2) and (3), and by applying Treasury Regulations Section 1.414(c)-2, for purposes of determining trades or businesses (whether or not incorporated) that are under common control for purposes of Code Section 414(c), using the language “at least 50 percent” instead of “at least 80 percent” each place it appears in Treasury Regulations Section 1.414(c)-2, and (b) where the use of Shares with respect to the grant of an Option or SAR to such an individual is based upon legitimate business criteria, by applying Code Section 1563(a)(1), (2) and (3), for purposes of determining a controlled group of corporations under Code Section 414(b), using the language “at least 20 percent” instead of “at least 80 percent” at each place it appears in Code Section 1563(a)(1), (2) and (3), and by applying Treasury Regulations Section 1.414(c)-2, for purposes of determining trades or businesses (whether or not incorporated)

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Appendix C. Amended and Restated 2020 Incentive Compensation Plan

that are under common control for purposes of Code Section 414(c), using the language “at least 20 percent” instead of “at least 80 percent” at each place it appears in Treasury Regulations Section 1.414(c)-2.

2.2. “Award” means, individually or collectively, a grant under the Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Performance Shares, Performance Units, and Other Stock-Based Awards.

2.3. “Award Agreement” means either: (a) a written agreement setting forth the terms and provisions applicable to an Award granted under the Plan, or (b) a written or electronic instrument issued by the Company to a Participant describing the terms and provisions of such Award, including any amendment or modification thereof. An Award Agreement may be in the form of an agreement to be executed by both the Participant and the Company (or an authorized representative of the Company) or certificates, notices or similar instruments as approved by the Committee. The Committee may provide for the use of electronic, internet or other non-paper Award Agreements, and the use of electronic, internet or other non-paper means for the acknowledgement thereof, agreement thereto and actions thereunder by a Participant.

2.4. “Beneficial Ownership” (including correlative terms) shall have the meaning given such term in Rule 13d-3 promulgated under the Exchange Act.

2.5. “Board” or “Board of Directors” means the Board of Directors of the Company.

2.6. “Cause” shall have the definition given such term in a Participant’s Award Agreement, or in the absence of any such definition, as determined in good faith by the Committee.

2.7. “Change of Control” means the occurrence of any of the following:

(a) an acquisition in one transaction or a series of related transactions (other than directly from the Company or pursuant to Awards granted under the Plan or compensatory options or other similar awards granted by the Company) by any Person of any Voting Securities of the Company, immediately after which such Person has Beneficial Ownership of fifty percent (50%) or more of the combined voting power of the Company’s then outstanding Voting Securities; provided, however, that in determining whether a Change of Control has occurred pursuant to this Section 2.7(a), Voting Securities of the Company which are acquired in a Non-Control Acquisition shall not constitute an acquisition that would cause a Change of Control; or

(b) any Person acquires in one transaction or a series of related transactions (or has acquired during the twelve (12)-month period ending on the date of the most recent acquisition by such Person) Beneficial Ownership of Voting Securities of the Company possessing thirty-five percent (35%) or more of the combined voting power of the Company’s then outstanding Voting Securities; provided, however, that in determining whether a Change of Control has occurred pursuant to this Section 2.7(b), Voting Securities of the Company which are acquired in a Non-Control Acquisition shall not constitute an acquisition that would cause a Change of Control; or

(c) the individuals who, immediately prior to the Effective Date, are members of the Board (the “Company Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the election, or nomination for election of any new director was approved by a vote of at least a majority of the Company Incumbent Board, such new director shall, for purposes of the Plan, be considered as a member of the Company Incumbent Board; provided further, however, that no individual shall be considered a member of the Company Incumbent Board if such individual initially assumed office as a result of either an actual or threatened “Election Contest” (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a “Company Proxy Contest”) including by reason of any agreement intended to avoid or settle any Election Contest or Company Proxy Contest; or

(d) the consummation of any merger, consolidation, recapitalization or reorganization involving the Company unless:

(i) the stockholders of the Company, immediately before such merger, consolidation, recapitalization or reorganization, own, directly or indirectly,

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Appendix C. Amended and Restated 2020 Incentive Compensation Plan

immediately following such merger, consolidation, recapitalization or reorganization, more than fifty percent (50%) of the combined voting power of the outstanding Voting Securities of the corporation resulting from such merger or consolidation or reorganization (the “Company Surviving Corporation”) in substantially the same proportion as their ownership of the Voting Securities of the Company immediately before such merger, consolidation, recapitalization or reorganization; and

(ii) the individuals who were members of the Company Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation, recapitalization or reorganization constitute at least a majority of the members of the board of directors of the Company Surviving Corporation, or a corporation Beneficially Owning, directly or indirectly, a majority of the voting securities of the Company Surviving Corporation, and

(iii) no Person, other than (A) the Company, (B) any Related Entity, (C) any employee benefit plan (or any trust forming a part thereof) that, immediately prior to such merger, consolidation, recapitalization or reorganization, was maintained by the Company, the Company Surviving Corporation, or any Related Entity or (D) any Person who, together with its Affiliates, immediately prior to such merger, consolidation, recapitalization or reorganization had Beneficial Ownership of fifty percent (50%) or more of the then outstanding Voting Securities of the Company, owns, together with its Affiliates, Beneficial Ownership of fifty percent (50%) or more of the combined voting power of the Company Surviving Corporation’s then outstanding Voting Securities

(a transaction described in clauses (d)(i) through (d)(iii) above is referred to herein as a “Non-Control Transaction”); or

(e) the liquidation or dissolution of the Company; or

(f) any sale, lease, exchange, transfer or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets or business of the Company to any Person (other than (A) a transfer or distribution to a Related Entity, or (B) a transfer or distribution to the Company’s stockholders of the stock of a Related Entity or any other assets).

Notwithstanding the foregoing, a Change of Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired Beneficial Ownership of fifty percent (50%) or more of the combined voting power of the then outstanding Voting Securities of the Company as a result of the acquisition of Voting Securities of the Company by the Company which, by reducing the number of Voting Securities of the Company then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons, provided that if a Change of Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company and (1) before such share acquisition by the Company the Subject Person becomes the Beneficial Owner of any new or additional Voting Securities of the Company in a related transaction or (2) after such share acquisition by the Company the Subject Person becomes the Beneficial Owner of any new or additional Voting Securities of the Company which in either case increases the percentage of the then outstanding Voting Securities of the Company Beneficially Owned by the Subject Person, then a Change of Control shall be deemed to occur.

Solely for purposes of this Section 2.7, (1) “Affiliate” shall mean, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by, or is under common control with, such Person, and (2) “control” (including with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise. Any Relative (for this purpose, “Relative” means a spouse, child, parent, parent of spouse, sibling or grandchild) of an individual shall be deemed to be an Affiliate of such individual for this purpose. None of the Company or any Person controlled by the Company shall be deemed to be an Affiliate of any holder of Shares.

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Appendix C. Amended and Restated 2020 Incentive Compensation Plan

2.8. “Code” means the Internal Revenue Code of 1986, as it may be amended from time to time, including rules and regulations promulgated thereunder and successor provisions and rules and regulations thereto.

2.9. “Committee” means the Compensation Committee of the Board of Directors or a subcommittee thereof, or such other committee designated by the Board to administer the Plan.

2.10. “Company Incumbent Board” shall have the meaning provided in Section 2.7(c).

2.11. “Company Proxy Contest” shall have the meaning provided in Section 2.7(c).

2.12. “Company Surviving Corporation” has the meaning provided in Section 2.7(d)(i).

2.13. “Covered Award” has the meaning provided in Section 20.2(b).

2.14. “Director” means any individual who is a member of the Board of Directors of the Company.

2.15. “Disability” means the inability to engage in any substantial gainful occupation to which the relevant individual is suited by education, training or experience, by reason of any medically determinable physical or mental impairment, which condition can be expected to result in death or continues for a continuous period of not less than twelve (12) months; provided, however, that, for purposes of ISOs, “Disability” shall mean “permanent and total disability” as set forth in Section 22(e)(3) of the Code.

2.16. “Dividend Equivalents” means the equivalent value (in cash or Shares) of dividends that would otherwise be paid on the Shares subject to an Award but that have not been issued or delivered, as described in Article XII.

2.17. “Effective Date” shall have the meaning ascribed to such term in Section 1.1.

2.18. “Employee” means any person designated as an employee of the Company, a Subsidiary and/or an Affiliate on the payroll records thereof. An Employee shall not include any individual during any period he or she is classified or treated by the Company, a Subsidiary or an Affiliate as an independent contractor, a consultant, or any employee of an employment, consulting, or temporary agency or any other entity other than the Company, a Subsidiary and/or an Affiliate without regard to whether such individual is subsequently determined to have been, or is subsequently retroactively reclassified as a common-law employee of the Company, a Subsidiary and/or an Affiliate during such period. As further provided in Section 20.4, for purposes of the Plan, upon approval by the Committee, the term Employee may also include Employees whose employment with the Company, a Subsidiary or an Affiliate has been terminated subsequent to being granted an Award under the Plan. For the avoidance of doubt, a Director who would otherwise be an “Employee” within the meaning of this Section 2.18 shall be considered an Employee for purposes of the Plan.

2.19. “Exchange Act” means the Securities Exchange Act of 1934, as it may be amended from time to time, including the rules and regulations promulgated thereunder and successor provisions and rules and regulations thereto.

2.20. “Fair Market Value” means the fair market value of the Shares as determined by the Committee by the reasonable application of such reasonable valuation method, consistently applied, as the Committee deems appropriate; provided, however, that, with respect to ISOs, for purposes of Section 6.3 and 6.9(c), such fair market value shall be determined subject to Section 422(c)(7) of the Code; provided further, however, that (a) if the Shares are readily tradable on an established securities market, Fair Market Value on any date shall be the last sale price reported for the Shares on such market on the last date preceding such date on which a sale was reported, or (b) if the Shares are admitted for listing on the New York Stock Exchange or other comparable market, Fair Market Value on any date shall be the last sale price reported for the Shares on such market on the last day preceding such date on which a sale was reported. In each case, the Committee shall determine Fair Market Value in a manner that satisfies the applicable requirements of Code Section 409A.

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Appendix C. Amended and Restated 2020 Incentive Compensation Plan

2.21. “Fiscal Year” means the calendar year, or such other consecutive twelve-month period as the Committee may select.

2.22. “Freestanding SAR” means a SAR that is granted independently of any Options, as described in Article VII.

2.23. “Grant Price” means the price established at the time of grant of a SAR pursuant to Article VII, used to determine whether there is any payment due upon exercise of the SAR.

2.24. “Incentive Stock Option” or “ISO” means a right to purchase Shares under the Plan in accordance with the terms and conditions set forth in Article VI and which is designated as an Incentive Stock Option and which is intended to meet the requirements of Section 422 of the Code.

2.25. “Insider” means an individual who is, on the relevant date, an officer, director or ten percent (10%) Beneficial Owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Committee in accordance with Section 16 of the Exchange Act.

2.26. “Non-Control Acquisition” means an acquisition (whether by merger, stock purchase, asset purchase or otherwise) by (a) an employee benefit plan (or a trust forming a part thereof) maintained by (i) the Company or (ii) any corporation or other Person of which fifty percent (50%) or more of its total value or total voting power of its Voting Securities or equity interests is owned, directly or indirectly, by the Company (a “Related Entity”); (b) the Company or any Related Entity; (c) any Person in connection with a Non-Control Transaction; or (d) any Person that owns, together with its Affiliates, Beneficial Ownership of fifty percent (50%) or more of the outstanding Voting Securities of the Company on the Effective Date.

2.27. “Non-Control Transaction” shall have the meaning provided in Section 2.7(d).

2.28. “Non-Employee Director” means a Director who is not an Employee.

2.29. “Nonqualified Stock Option” or “NQSO” means a right to purchase Shares under the Plan in accordance with the terms and conditions set forth in Article VI and which is not intended to meet the requirements of Section 422 of the Code or otherwise does not meet such requirements.

2.30. “Notice” means notice provided by a Participant to the Company in a manner prescribed by the Committee.

2.31. “Option” or “Stock Option” means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article VI.

2.32. “Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.

2.33. “Other Stock-Based Award” means an equity-based or equity-related Award described in Section 10.1, granted in accordance with the terms and conditions set forth in Article X.

2.34. “Participant” means any eligible individual as set forth in Article V who holds one or more outstanding Awards.

2.35. “Performance Measure” means performance criteria or measures as described in Section 11.1 on which the performance goals described in Article XI are based.

2.36. “Performance Period” means the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to, or the amount or entitlement to, an Award.

2.37. “Performance Share” means an Award of a performance share granted to a Participant, as described in Article IX.

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2.38. “Performance Unit” means an Award of a performance unit granted to a Participant, as described in Article IX.

2.39. “Period of Restriction” means the period during which Shares of Restricted Stock or Restricted Stock Units are subject to a substantial risk of forfeiture, and, in the case of Restricted Stock, the transfer of Shares of Restricted Stock is limited in some way, as provided in Article VIII.

2.40. “Person” means “person” as such term is used for purposes of Section 13(d) or 14(d) of the Exchange Act, including any individual, corporation, limited liability company, partnership, trust, unincorporated organization, government or any agency or political subdivision thereof, or any other entity or any group of persons.

2.41. “Prior Plan” means the First American Financial Corporation 2010 Incentive Compensation Plan.

2.42. “Qualified Change of Control” means a Change of Control that qualifies as a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the assets of the Company, within the meaning of Section 409A(a)(2)(A)(v) of the Code.

2.43. “Related Entity” has the meaning provided in Section 2.26.

2.44. “Restatement Effective Date” shall have the meaning ascribed to such term in Section 1.1.

2.45. “Restricted Stock” means an Award granted to a Participant pursuant to Article VIII.

2.46. “Restricted Stock Unit” means an Award, whose value is equal to a Share, granted to a Participant pursuant to Article VIII.

2.47. “Retirement” means Termination of a Participant due to either (a) retirement in accordance with any employee pension benefit plan maintained by the Company that is intended to satisfy the requirements of Section 401(a) of the Code entitling such Participant to a full pension under such plan or (b) retirement with the consent of the Committee.

2.48. “Rule 16b-3” means Rule 16b-3 under the Exchange Act, or any successor rule, as the same may be amended from time to time.

2.49. “Securities Act” means the Securities Act of 1933, as it may be amended from time to time, including the rules and regulations promulgated thereunder and successor provisions and rules and regulations thereto.

2.50. “Share” means a share of common stock, par value $0.00001 per share, of the Company (including any new, additional or different stock or securities resulting from any change in corporate capitalization as listed in Section 4.3).

2.51. “Stock Appreciation Right” or “SAR” means an Award, granted alone (a “Freestanding SAR”) or in connection with a related Option (a “Tandem SAR”), designated as a SAR, pursuant to the terms of Article VII.

2.52. “Subject Person” has the meaning provided in Section 2.7.

2.53. “Subsidiary” means any present or future corporation which is or would be a “subsidiary corporation” of the Company as the term is defined in Section 424(f) of the Code.

2.54. “Substitute Awards” means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, options or other awards previously granted, or the right or obligation to grant future options or other awards, by a company acquired by the Company, a Subsidiary and/or an Affiliate or with which the Company, a Subsidiary and/or an Affiliate combines, or otherwise in connection with any

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merger, consolidation, acquisition of property or stock, or reorganization involving the Company, a Subsidiary or an Affiliate, including a transaction described in Code Section 424(a).

2.55. “Tandem SAR” means a SAR that is granted in connection with a related Option pursuant to Article VII.

2.56. “Termination” means the time when a Participant ceases the performance of services for the Company, any Affiliate or Subsidiary, as applicable, for any reason, with or without Cause, including a Termination by resignation, discharge, death, Disability or Retirement, but excluding (a) a Termination where there is a simultaneous reemployment or continuing employment of a Participant by the Company, Affiliate or any Subsidiary, (b) at the discretion of the Committee, a Termination that results in a temporary severance, and (c) at the discretion of the Committee, a Termination of an Employee that is immediately followed by the Participant’s service as a Non-Employee Director. Notwithstanding any other provisions of the Plan or any Award Agreement to the contrary, a Termination shall not be deemed to have occurred for purposes of any provision the Plan or any Award Agreement providing for payment or distribution with respect to an Award constituting deferred compensation subject to Code Section 409A upon or following a termination of employment unless such termination is also a “separation from service” within the meaning of Code Section 409A.

2.57. “Voting Securities” shall mean, with respect to any Person that is a corporation, all outstanding voting securities of such Person entitled to vote generally in the election of the board of directors of such Person.

3. ADMINISTRATION

3.1. General. The Committee shall have exclusive authority to operate, manage and administer the Plan in accordance with its terms and conditions. Notwithstanding the foregoing, in its absolute discretion, the Board may at any time and from time to time exercise any and all rights, duties and responsibilities of the Committee under the Plan, including establishing procedures to be followed by the Committee, but excluding matters which under any applicable law, regulation or rule, including any exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3), are required to be determined in the sole discretion of the Committee. If and to the extent that the Committee does not exist or cannot function, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee, subject to the limitations set forth in the immediately preceding sentence. Notwithstanding any other provision of the Plan to the contrary, any action or determination specifically affecting or relating to an Award granted to a Non-Employee Director shall be taken or approved, by the Board or the Committee.

3.2. Committee. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors. The Committee shall consist of not less than two (2) non-employee members of the Board, each of whom satisfies such criteria of independence as the Board may establish and such additional regulatory or listing requirements as the Board may determine to be applicable or appropriate. Appointment of Committee members shall be effective upon their acceptance of such appointment. Committee members may be removed by the Board at any time either with or without cause, and such members may resign at any time by delivering notice thereof to the Board. Any vacancy on the Committee, whether due to action of the Board or any other reason, shall be filled by the Board. The Committee shall keep minutes of its meetings. A majority of the Committee shall constitute a quorum and a majority of a quorum may authorize any action.

3.3. Authority of the Committee. The Committee shall have full discretionary authority to grant, pursuant to the terms of the Plan, Awards to those individuals who are eligible to receive Awards under the Plan. Except as limited by law or by the Articles of Incorporation or Bylaws of the Company, and subject to the provisions herein, the Committee shall have full power, in accordance with the other terms and provisions of the Plan, to:

(a) select Employees and Non-Employee Directors who may receive Awards under the Plan and become Participants;

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(b) determine eligibility for participation in the Plan and decide all questions concerning eligibility for, and the amount of, Awards under the Plan;

(c) determine the sizes and types of Awards;

(d) determine the terms and conditions of Awards, including the Option Prices of Options and the Grant Prices of SARs;

(e) grant Awards as an alternative to, or as the form of payment for grants or rights earned or payable under, other bonus or compensation plans, arrangements or policies of the Company or a Subsidiary or Affiliate;

(f) grant Substitute Awards on such terms and conditions as the Committee may prescribe, subject to compliance with the ISO rules under Code Section 422 and the nonqualified deferred compensation rules under Code Section 409A, where applicable;

(g) make all determinations under the Plan concerning Termination of any Participant’s employment or service with the Company or a Subsidiary or Affiliate, including whether such Termination occurs by reason of Cause, Disability or Retirement or in connection with a Change of Control and whether a leave constitutes a Termination;

(h) construe and interpret the Plan and any agreement or instrument entered into under the Plan, including any Award Agreement;

(i) establish and administer any terms, conditions, restrictions, limitations, forfeiture, vesting or exercise schedule, and other provisions of or relating to any Award;

(j) establish and administer any performance goals in connection with any Awards, including related Performance Measures or performance criteria and applicable Performance Periods, determine the extent to which any performance goals and/or other terms and conditions of an Award are attained or are not attained, and certify whether, and to what extent, any such performance goals were in fact satisfied;

(k) construe any ambiguous provisions, correct any defects, supply any omissions and reconcile any inconsistencies in the Plan and/or any Award Agreement or any other instrument relating to any Awards;

(l) establish, adopt, amend, waive and/or rescind rules, regulations, procedures, guidelines, forms and/or instruments for the Plan’s operation or administration;

(m) make all valuation determinations relating to Awards and the payment or settlement thereof;

(n) grant waivers of terms, conditions, restrictions and limitations under the Plan or applicable to any Award, or accelerate the vesting or exercisability of any Award;

(o) subject to the provisions of Article XVI, amend or adjust the terms and conditions of any outstanding Award and/or adjust the number and/or class of shares of stock subject to any outstanding Award;

(p) at any time and from time to time after the granting of an Award, specify such additional terms, conditions and restrictions with respect to such Award as may be deemed necessary or appropriate to ensure compliance with any and all applicable laws or rules, including terms, restrictions and conditions for compliance with applicable securities laws or listing rules, methods of withholding or providing for the payment of required taxes and restrictions regarding a Participant’s ability to exercise Options through a cashless (broker-assisted) exercise;

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(q) determine whether, and to what extent and under what circumstances Awards may be settled in cash, Shares or other property or canceled or suspended; and

(r) exercise all such other authorities, take all such other actions and make all such other determinations as it deems necessary or advisable for the proper operation and/or administration of the Plan.

3.4. Award Agreements. The Committee shall, subject to applicable laws and rules, determine the date an Award is granted. Each Award shall be evidenced by an Award Agreement; however, two or more Awards granted to a single Participant may be combined in a single Award Agreement. An Award Agreement shall not be a precondition to the granting of an Award; provided, however, that (a) the Committee may, but need not, require as a condition to any Award Agreement’s effectiveness, that such Award Agreement be executed on behalf of the Company and/or by the Participant to whom the Award evidenced thereby shall have been granted (including by electronic signature or other electronic indication of acceptance), and such executed Award Agreement be delivered to the Company, and (b) no person shall have any rights under any Award unless and until the Participant to whom such Award shall have been granted has complied with the applicable terms and conditions of the Award. The Committee shall prescribe the form of all Award Agreements, and, subject to the terms and conditions of the Plan, shall determine the content of all Award Agreements. Any Award Agreement may be supplemented or amended in writing from time to time as approved by the Committee; provided that the terms and conditions of any such Award Agreement as supplemented or amended are not inconsistent with the provisions of the Plan. In the event of any dispute or discrepancy concerning the terms of an Award, the records of the Committee or its designee shall be determinative.

3.5. Discretionary Authority; Decisions Binding. The Committee shall have full discretionary authority in all matters related to the discharge of its responsibilities and the exercise of its authority under the Plan. All determinations, decisions, actions and interpretations by the Committee with respect to the Plan and any Award Agreement, and all related orders and resolutions of the Committee shall be final, conclusive and binding on all Participants, the Company and its shareholders, any Subsidiary or Affiliate and all persons having or claiming to have any right or interest in or under the Plan and/or any Award Agreement. The Committee shall consider such factors as it deems relevant to making or taking such decisions, determinations, actions and interpretations, including the recommendations or advice of any Director or officer or employee of the Company, any director, officer or employee of a Subsidiary or Affiliate and such attorneys, consultants and accountants as the Committee may select. A Participant or other holder of an Award may contest a decision or action by the Committee with respect to such person or Award only on the grounds that such decision or action was arbitrary or capricious or was unlawful, and any review of such decision or action shall be limited to determining whether the Committee’s decision or action was arbitrary or capricious or was unlawful.

3.6. Attorneys; Consultants. The Committee may consult with counsel who may be counsel to the Company. The Committee may, with the approval of the Board, employ such other attorneys and/or consultants, accountants, appraisers, brokers, agents and other persons, any of whom may be an Employee, as the Committee deems necessary or appropriate. The Committee, the Company and its officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. The Committee shall not incur any liability for any action taken in good faith in reliance upon the advice of such counsel or other persons.

3.7. Delegation of Administration. Except to the extent prohibited by applicable law, including any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3), or the applicable rules of a stock exchange, the Committee may, in its discretion, allocate all or any portion of its responsibilities and powers under this Article III to any one or more of its members and/or delegate all or any part of its responsibilities and powers under this Article III to any person or persons selected by it; provided, however, that the Committee may not delegate its authority to correct defects, omissions or inconsistencies in the Plan. Any such authority delegated or allocated by the Committee under this Section 3.7 shall be exercised in accordance with the terms and conditions of the Plan and any rules, regulations or administrative guidelines that may from time to time be established by the Committee, and any such allocation or delegation may be revoked by the Committee at any time.

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4. SHARES SUBJECT TO THE PLAN AND ANNUAL AWARD LIMITS

4.1. Number of Shares Available for Grants. The shares of stock subject to Awards granted under the Plan shall be Shares. Such Shares subject to the Plan may be either authorized and unissued shares (which will not be subject to preemptive rights) or previously issued shares acquired by the Company or any Subsidiary. Subject to adjustment as provided in Section 4.3, the total number of Shares that may be delivered pursuant to Awards under the Plan shall be 8,425,000 Shares, reduced by one (1) Share for every one (1) Share issued pursuant to awards granted under the Prior Plan from and after January 1, 2020 and prior to May 5, 2020. Shares subject to outstanding awards under the Prior Plan as of May 5, 2020 (such awards the “Prior Plan Awards”) that, from and after May 5, 2020, are canceled, expired, forfeited or otherwise not issued pursuant to such Prior Plan Award (including as a result of being withheld to pay withholding taxes in connection with any such awards (other than options or stock appreciation rights) or such award being settled in cash) shall be added to the number of Shares issuable under this Plan. In addition, if (a) any Shares are subject to an Option, SAR, or other Award which for any reason expires or is terminated or canceled without having been fully exercised, or are subject to any Restricted Stock Award (including any Shares subject to a Participant’s Restricted Stock Award that are repurchased by the Company at the Participant’s cost), Restricted Stock Unit Award or other Award granted under the Plan which are forfeited, or (b) any Award based on Shares is settled for cash, expires or otherwise terminates without the issuance of such Shares, the Shares subject to any such Award shall, to the extent of any such expiration, termination, cancellation, forfeiture or cash settlement, be available for delivery in connection with future Awards under the Plan; provided, however, that (i) all Shares covered by a SAR, to the extent that it is exercised, and whether or not Shares are actually issued to the Participant upon exercise of the SAR and (ii) all Shares withheld by the Company to pay the exercise price of an Option and/or the withholding taxes related an Award shall reduce the total number of Shares available for delivery under the Plan. Any Shares delivered under the Plan upon exercise or satisfaction of Substitute Awards shall not reduce the Shares available for delivery under the Plan; provided, however, that the total number of Shares that may be delivered pursuant to Incentive Stock Options granted under the Plan shall be the number of Shares set forth in the first sentence of this Section 4.1, as adjusted pursuant to this Section 4.1, but without application of the foregoing provisions of this sentence.

4.2. Annual Award Limits. The following limits shall apply to grants of all Awards under the Plan:

(a) Options: The maximum aggregate number of Shares that may be subject to Options granted in any one Fiscal Year to any one Participant shall be five hundred thousand (500,000) Shares.

(b) SARs: The maximum aggregate number of Shares that may be subject to Stock Appreciation Rights granted in any one Fiscal Year to any one Participant shall be five hundred thousand (500,000) Shares. Any Shares covered by Options which include Tandem SARs granted to one Participant in any Fiscal Year shall reduce this limit on the number of Shares subject to SARs that can be granted to such Participant in such Fiscal Year.

(c) Restricted Stock or Restricted Stock Units: The maximum aggregate number of Shares that may be subject to Awards of Restricted Stock or Restricted Stock Units granted in any one Fiscal Year to any one Participant shall be two hundred thousand (200,000) Shares.

(d) Performance Shares or Performance Units: The maximum aggregate grant with respect to Awards of Performance Shares or Performance Units granted in any one Fiscal Year to any one Participant shall be two hundred thousand (200,000) Shares.

(e) Other Stock-Based Awards: The maximum aggregate grant with respect to Other Stock-Based Awards made in any one Fiscal Year to any one Participant shall be two hundred thousand (200,000) Shares (or cash amounts based on the value of such number of Shares).

(f) Director Awards: The maximum aggregate dollar value of equity-based (based on the grant date fair value of equity-based) Awards and cash compensation granted under this Plan or otherwise during any one Fiscal Year to any one Participant who is a Non-Employee Director for service on the Board shall not exceed $500,000.
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4.3. Adjustments in Authorized Shares. In the event of any corporate event or transaction (including a change in the Shares or the capitalization of the Company), such as a reclassification, recapitalization, merger, consolidation, reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code), issuance of warrants or rights, dividend or other distribution (whether in the form of cash, stock or other property), stock split or reverse stock split, spin-off, split-up, combination or exchange of shares, repurchase of shares, or other like change in corporate structure, partial or complete liquidation of the Company or distribution (other than ordinary cash dividends) to stockholders of the Company, or any similar corporate event or transaction, the Committee, in order to prevent dilution or enlargement of Participants’ rights under the Plan, shall substitute or adjust, as applicable, the number, class and kind of securities which may be delivered under Section 4.1; the number, class and kind, and/or price (such as the Option Price of Options or the Grant Price of SARs) of securities subject to outstanding Awards; the Award limits set forth in Section 4.2; and other value determinations applicable to outstanding Awards; provided, however, that the number of Shares subject to any Award shall always be a whole number. The Committee shall also make appropriate adjustments and modifications in the terms of any outstanding Awards to reflect or related to any such events, adjustments, substitutions or changes, including modifications of performance goals and changes in the length of Performance Periods. Any adjustment, substitution or change pursuant to this Section 4.3 made with respect to an Award intended to be an Incentive Stock Option shall be made only to the extent consistent with such intent, unless the Committee determines otherwise. The Committee shall not make any adjustment pursuant to this Section 4.3 that would cause an Award that is otherwise exempt from Code Section 409A to become subject to Code Section 409A, or that would cause an Award that is subject to Code Section 409A to fail to satisfy the requirements of Code Section 409A. All determinations of the Committee as to adjustments or changes, if any, under this Section 4.3 shall be conclusive and binding on the Participants.

4.4. No Limitation on Corporate Actions. The existence of the Plan and any Awards granted hereunder shall not affect in any way the right or power of the Company, any Subsidiary or any Affiliate to make or authorize any adjustment, recapitalization, reorganization or other change in its capital structure or business structure, any merger or consolidation, any issuance of debt, preferred or prior preference stock ahead of or affecting the Shares, additional shares of capital stock or other securities or subscription rights thereto, any dissolution or liquidation, any sale or transfer of all or part of its assets or business or any other corporate act or proceeding. Further, except as expressly provided herein or by the Committee, (i) the issuance by the Company of Shares or any class of securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, (ii) the payment of an ordinary dividend in cash or property other than Shares, or (iii) the occurrence of any similar transaction, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares subject to Awards theretofore granted or the Option Price, Grant Price or purchase price per share applicable to any Award, unless the Committee shall determine, in its discretion, that an adjustment is necessary or appropriate.

5. ELIGIBILITY AND PARTICIPATION

5.1. Eligibility. Employees and Non-Employee Directors shall be eligible to become Participants and receive Awards in accordance with the terms and conditions of the Plan, subject to the limitations on the granting of ISOs set forth in Section 6.9(a), the granting of SARs set forth in Section 7.1 and the granting of Performance Units and Performance Shares set forth in Section 9.1.

5.2. Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select Participants from all eligible Employees and Non-Employee Directors and shall determine the nature and amount of each Award.

6. STOCK OPTIONS

6.1. Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee. The Committee may grant an Option or provide for the grant of an Option, either from time to time in the discretion of the Committee or automatically upon the occurrence of specified events, including the achievement of performance goals, the satisfaction of an event or condition within the control of

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the recipient of the Option or within the control of others. The granting of an Option shall take place when the Committee by resolution, written consent or other appropriate action determines to grant such Option for a particular number of Shares to a particular Participant at a particular Option Price.

6.2. Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the maximum duration of the Option, the number of Shares to which the Option pertains, the conditions upon which the Option shall become exercisable and such other provisions as the Committee shall determine, which are not inconsistent with the terms of the Plan; provided that if an Award Agreement does not contain exercisability criteria, the Option governed by such Award Agreement shall become exercisable in equal parts on each of the first five (5) anniversaries of the date on which the Option was granted, subject to the other terms and conditions of the Award Agreement and the Plan. The Award Agreement also shall specify whether the Option is intended to be an ISO or an NQSO. To the extent that any Option does not qualify as an ISO (whether because of its provisions or the time or manner of its exercise or otherwise), such Option, or the portion thereof which does not so qualify, shall constitute a separate NQSO.

6.3. Option Price. The Option Price for each Option shall be determined by the Committee and set forth in the Award Agreement; provided that, subject to Section 6.9(c), the Option Price of an Option shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted; provided further, that Substitute Awards or Awards granted in connection with an adjustment provided for in Section 4.3, in the form of stock options, shall have an Option Price per Share that is intended to maintain the economic value of the Award that was replaced or adjusted, as determined by the Committee.

6.4. Duration of Options. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant and set forth in the Award Agreement; provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary of its date of grant, subject to the respective last sentences of Sections 6.5 and 6.9(c).

6.5. Exercise of Options. Options shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance determine and set forth in the Award Agreement, which need not be the same for each grant or for each Option or Participant. An Award Agreement may provide that the period of time over which an Option other than an ISO may be exercised shall be automatically extended if on the scheduled expiration date of such Option the Optionee’s exercise of such Option would violate applicable securities laws; provided, however, that during such extended exercise period the Option may only be exercised to the extent the Option was exercisable in accordance with its terms immediately prior to such scheduled expiration date; provided further, however, that such extended exercise period shall end not later than thirty (30) days after the exercise of such Option first would no longer violate such laws.

6.6. Payment. Options shall be exercised by the delivery of a written notice of exercise to the Company, in a form specified or accepted by the Committee, or by complying with any alternative exercise procedures that may be authorized by the Committee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for such Shares, which shall include applicable taxes, if any, in accordance with Article XVII. The Option Price upon exercise of any Option shall be payable to the Company in full either: (a) in cash or its equivalent; (b) subject to such terms, conditions and limitations as the Committee may prescribe, by tendering (either by actual delivery or attestation) unencumbered Shares previously acquired by the Participant exercising such Option having an aggregate Fair Market Value at the time of exercise equal to the total Option Price, (c) by a combination of (a) and (b); or (d) by any other method approved or accepted by the Committee in its sole discretion, including, if the Committee so determines, a cashless (broker-assisted) exercise that complies with all applicable laws and/or by the Company withholding of Shares otherwise deliverable upon exercise of such Option. Subject to any governing rules or regulations, as soon as practicable after receipt of a written notification of exercise and full payment in accordance with the preceding provisions of this Section 6.6, the Company shall deliver to the Participant exercising an Option, in the Participant’s name, evidence of book entry Shares, or, upon the Participant’s request, Share certificates, in an appropriate amount based upon the number of Shares purchased under the Option, subject to Section 20.10. Unless otherwise determined by the Committee, all payments under all of the methods described above shall be paid in United States dollars.

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6.7. Rights as a Stockholder. No Participant or other person shall become the beneficial owner of any Shares subject to an Option, nor have any rights to dividends or other rights of a stockholder with respect to any such Shares, until the Participant has actually received such Shares following exercise of his or her Option in accordance with the provisions of the Plan and the applicable Award Agreement.

6.8. Termination of Employment or Service. Except as otherwise provided in the Award Agreement, an Option may be exercised only to the extent that it is then exercisable, and if at all times during the period beginning with the date of granting of such Option and ending on the date of exercise of such Option the Participant is an Employee or Non-Employee Director, and shall terminate immediately upon a Termination of the Participant.

Notwithstanding the immediately foregoing paragraph, an Option may only be exercised following Termination as provided below in this Section 6.8, unless otherwise provided by the Committee or in the Award Agreement:

(a) In the event a Participant ceases to be an Employee because of Retirement or ceases to be a Non-Employee Director because of voluntary resignation, the Participant shall have the right to exercise his or her Option, to the extent exercisable as of the date of such Retirement or voluntary resignation, respectively, at any time within one (1) year after Retirement or voluntary resignation, respectively.

(b In the event a Participant ceases to be an Employee or Non-Employee Director due to Disability, the Option held by the Participant may be exercised, to the extent exercisable as of the date of such Termination, at any time within one (1) year after such Termination.

(c) In the event a Participant’s employment with the Company or any Affiliate or Subsidiary or a Participant’s rendering of services as a Non-Employee Director to the Company ceases for reasons other than those described in subsections (a) or (b) immediately above and not due to Termination for Cause, his or her Option, to the extent exercisable as of the date of such Termination, may be exercised at any time prior to the first (1st) anniversary of the date of such Termination.

(d) In the event a Participant dies either while an Employee or Non-Employee Director or after Termination under circumstances described in subsections (a), (b) or (c) immediately above within the applicable time period described therein, any Options held by such Participant, to the extent such Options would have been exercisable in accordance with the applicable subsection of this Section 6.8 as of the date of the Participant’s death, may be exercised at any time within one (1) year after the Participant’s death by the Participant’s beneficiary or the executors or administrators of the Participant’s estate or by any person or persons who shall have acquired the Option directly from the Participant by bequest or inheritance, in accordance herewith.

Notwithstanding the foregoing provisions of this Section 6.8 to the contrary, the Committee may determine in its discretion that an Option may be exercised following any such Termination, whether or not exercisable at the time of such Termination. Subsections (a), (b), (c) and (d) of this Section 6.8, and the immediately preceding sentence, shall be subject to the condition that, except as otherwise provided by the Committee, no Option may be exercised after a Participant’s Termination for Cause or after the expiration date of such Option specified in the applicable Award Agreement.

6.9. Limitations on Incentive Stock Options.

(a) General. No ISO shall be granted to any individual otherwise eligible to participate in the Plan who is not an Employee of the Company or a Subsidiary on the date of granting of such Option. Any ISO granted under the Plan shall contain such terms and conditions, consistent with the Plan, as the Committee may determine to be necessary to qualify such Option as an “incentive stock option” under Section 422 of the Code. Any ISO granted under the Plan may be modified by the Committee to disqualify such Option from treatment as an “incentive stock option” under Section 422 of the Code.

(b) $100,000 Per Year Limitation. Notwithstanding any intent to grant ISOs, an Option granted under the Plan will not be considered an ISO to the extent that it, together with any other “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to subsection (d) of such Section) under the Plan and any other “incentive stock option” plans of the Company, any Subsidiary and any

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“parent corporation” of the Company within the meaning of Section 424(e) of the Code, are exercisable for the first time by any Participant during any calendar year with respect to Shares having an aggregate Fair Market Value in excess of $100,000 (or such other limit as may be required by the Code) as of the time the Option with respect to such Shares is granted. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted.

(c) Options Granted to Certain Shareholders. No ISO shall be granted to an individual otherwise eligible to participate in the Plan who owns (within the meaning of Section 424(d) of the Code), at the time the Option is granted, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or a Subsidiary or any “parent corporation” of the Company within the meaning of Section 424(e) of the Code. This restriction does not apply if at the time such ISO is granted the Option Price of the ISO is at least 110% of the Fair Market Value of a Share on the date such ISO is granted, and the ISO by its terms is not exercisable after the expiration of five years from such date of grant. 6.10.No Repricing. Notwithstanding anything in the Plan to the contrary, no Option may be repriced, regranted through cancellation (or exchanged, through cancellation or otherwise, for another Award), or otherwise amended to reduce the Option Price applicable thereto (other than with respect to adjustments described in Section 4.3), without the approval of the Company’s stockholders.

6.10. No Repricing. Notwithstanding anything in the Plan to the contrary, without the approval of the Company’s stockholders, (a) no Option may be repriced, regranted through cancellation (or exchanged, through cancellation or otherwise, for another Award), or otherwise amended to reduce the Option Price applicable thereto (other than with respect to adjustments described in Section 4.3) and (b) no other action shall be taken with respect to Options that would be treated as a repricing under generally accepted accounting principles or the rules of any stock exchange or market upon which such Shares are then listed and/or traded.

7. STOCK APPRECIATION RIGHTS

7.1. Grant of SARs. Subject to the terms and conditions of the Plan, SARs may be granted to Participants other than Non-Employee Directors at any time and from time to time as shall be determined by the Committee. The Committee may grant a SAR (a) in connection and simultaneously with the grant of an Option (a Tandem SAR) or (b) independent of, and unrelated to, an Option (a Freestanding SAR). The Committee shall have complete discretion in determining the number of Shares to which a SAR pertains (subject to Article IV) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to any SAR. The terms and conditions of SARs shall be consistent with the Plan and set forth in the Award Agreement and need not be uniform among all SARs or all Participants receiving such SARs.

7.2. Grant Price. The Grant Price for each SAR shall be determined by the Committee and set forth in the Award Agreement, subject to the limitations of this Section 7.2. The Grant Price for each Freestanding SAR shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the date such Freestanding SAR is granted, except in the case of Substitute Awards or Awards granted in connection with an adjustment provided for in Section 4.3. The Grant Price of a Tandem SAR shall be equal to the Option Price of the related Option.

7.3. Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR shall be exercisable only when and to the extent the related Option is exercisable and may be exercised only with respect to the Shares for which the related Option is then exercisable. A Tandem SAR shall entitle a Participant to elect, in the manner set forth in the Plan and the applicable Award Agreement, in lieu of exercising his or her unexercised related Option for all or a portion of the Shares for which such Option is then exercisable pursuant to its terms, to surrender such Option to the Company with respect to any or all of such Shares and to receive from the Company in exchange therefor a payment described in Section 7.7. An Option with respect to which a Participant has elected to exercise a Tandem SAR shall, to the extent of the Shares covered by such exercise, be canceled automatically and surrendered to the Company. Such Option shall thereafter remain exercisable according to its terms only with respect to the number of Shares as to which it would otherwise be exercisable, less the number of Shares with respect to which such Tandem SAR has been so exercised. Notwithstanding any other provision of the Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (a) the Tandem SAR will expire no later than the expiration of the related ISO; (b) the value of the payment with respect to the Tandem SAR may not exceed the difference

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between the Fair Market Value of the Shares subject to the related ISO at the time the Tandem SAR is exercised and the Option Price of the related ISO; and (c) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

7.4. Exercise of Freestanding SARs. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, in accordance with the Plan, determines and sets forth in the Award Agreement.

7.5. Award Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the number of Shares to which the SAR pertains, the Grant Price, the term of the SAR, and such other terms and conditions as the Committee shall determine in accordance with the Plan.

7.6. Term of SARs. The term of a SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided, however, that the term of any Tandem SAR shall be the same as the related Option and no SAR shall be exercisable more than ten (10) years after it is granted, subject to the last sentence of Section 6.5 in the case of a Tandem SAR.

7.7. Payment of SAR Amount. An election to exercise SARs shall be deemed to have been made on the date of Notice of such election to the Company. Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a) The excess of the Fair Market Value of a Share on the date of exercise over the Grant Price of the SAR; by

(b) The number of Shares with respect to which the SAR is exercised.

Notwithstanding the foregoing provisions of this Section 7.7 to the contrary, the Committee may establish and set forth in the applicable Award Agreement a maximum amount per Share that will be payable upon the exercise of a SAR. At the discretion of the Committee, such payment upon exercise of a SAR shall be in cash, in Shares of equivalent Fair Market Value, or in some combination thereof.

7.8. Rights as a Stockholder. A Participant receiving a SAR shall have the rights of a Stockholder only as to Shares, if any, actually issued to such Participant upon satisfaction or achievement of the terms and conditions of the Award, and in accordance with the provisions of the Plan and the applicable Award Agreement, and not with respect to Shares to which such Award relates but which are not actually issued to such Participant.

7.9. Termination of Employment or Service. Each SAR Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following such Participant’s Termination, subject to Section 6.8, as applicable to any Tandem SAR. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all SARs issued pursuant to the Plan, and may reflect distinctions based on the reasons for Termination.

7.10. No Repricing. Notwithstanding anything in the Plan to the contrary, without the approval of the Company’s stockholders, (a) no SAR may be repriced, regranted through cancellation (or exchanged, through cancellation or otherwise, for another Award), or otherwise amended to reduce the Grant Price applicable thereto (other than with respect to adjustments described in Section 4.3) and (b) no other action shall be taken with respect to SARs that would be treated as a repricing under generally accepted accounting principles or the rules of any stock exchange or market upon which such Shares are then listed and/or traded.

8. RESTRICTED STOCK AND RESTRICTED STOCK UNITS

8.1. Awards of Restricted Stock and Restricted Stock Units. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock and/or Restricted Stock Units to Participants in such amounts as the Committee shall determine. Subject to the terms and conditions of this Article VIII and the Award Agreement, upon delivery of Shares of Restricted Stock to a Participant, or creation of a book entry evidencing a Participant’s ownership of Shares of Restricted Stock, pursuant to Section 8.6, the Participant shall have all of the rights of a stockholder with respect to such Shares,

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subject to the terms and restrictions set forth in this Article VIII or the applicable Award Agreement or as determined by the Committee. Restricted Stock Units shall be similar to Restricted Stock, except no Shares are actually awarded to a Participant who is granted Restricted Stock Units on the date of grant, and such Participant shall have no rights of a stockholder with respect to such Restricted Stock Units.

8.2. Award Agreement. Each Restricted Stock and/or Restricted Stock Unit Award shall be evidenced by an Award Agreement that shall specify the Period of Restriction, the number of Shares of Restricted Stock or the number of Restricted Stock Units granted, and such other provisions as the Committee shall determine in accordance with the Plan.

8.3. Nontransferability of Restricted Stock. Except as provided in this Article VIII, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, encumbered, alienated, hypothecated or otherwise disposed of until the end of the applicable Period of Restriction established by the Committee and specified in the Restricted Stock Award Agreement.

8.4. Period of Restriction and Other Restrictions. The Period of Restriction shall lapse based on continuing service as a Non-Employee Director or continuing employment with the Company, a Subsidiary or an Affiliate, the achievement of performance goals, the satisfaction of other conditions or restrictions or upon the occurrence of other events, in each case, as determined by the Committee, at its discretion, and stated in the Award Agreement.

8.5. Delivery of Shares, Payment of Restricted Stock Units. Subject to Section 20.10, after the last day of the Period of Restriction applicable to a Participant’s Shares of Restricted Stock, and after all conditions and restrictions applicable to such Shares of Restricted Stock have been satisfied or lapse (including satisfaction of any applicable withholding tax obligations), pursuant to the applicable Award Agreement, such Shares of Restricted Stock shall become freely transferable by such Participant. After the last day of the Period of Restriction applicable to a Participant’s Restricted Stock Units, and after all conditions and restrictions applicable to Restricted Stock Units have been satisfied or lapse (including satisfaction of any applicable withholding tax obligations), pursuant to the applicable Award Agreement, such Restricted Stock Units shall be settled by delivery of Shares, a cash payment determined by reference to the then-current Fair Market Value of Shares or a combination of Shares and such cash payment as the Committee, in its sole discretion, shall determine, either by the terms of the Award Agreement or otherwise.

8.6. Forms of Restricted Stock Awards. Each Participant who receives an Award of Shares of Restricted Stock shall be issued a stock certificate or certificates evidencing the Shares covered by such Award registered in the name of such Participant, which certificate or certificates may contain an appropriate legend. The Committee may require a Participant who receives a certificate or certificates evidencing a Restricted Stock Award to immediately deposit such certificate or certificates, together with a stock power or other appropriate instrument of transfer, endorsed in blank by the Participant, with signatures guaranteed in accordance with the Exchange Act if required by the Committee, with the Secretary of the Company or an escrow holder as provided in the immediately following sentence. The Secretary of the Company or such escrow holder as the Committee may appoint shall retain physical custody of each certificate representing a Restricted Stock Award until the Period of Restriction and any other restrictions imposed by the Committee or under the Award Agreement with respect to the Shares evidenced by such certificate expire or shall have been removed. The foregoing to the contrary notwithstanding, the Committee may, in its discretion, provide that a Participant’s ownership of Shares of Restricted Stock prior to the lapse of the Period of Restriction or any other applicable restrictions shall, in lieu of such certificates, be evidenced by a “book entry” (i.e., a computerized or manual entry) in the records of the Company or its designated agent in the name of the Participant who has received such Award. Such records of the Company or such agent shall, absent manifest error, be binding on all Participants who receive Restricted Stock Awards evidenced in such manner. The holding of Shares of Restricted Stock by the Company or such an escrow holder, or the use of book entries to evidence the ownership of Shares of Restricted Stock, in accordance with this Section 8.6, shall not affect the rights of Participants as owners of the Shares of Restricted Stock awarded to them, nor affect the restrictions applicable to such shares under the Award Agreement or the Plan, including the Period of Restriction.

8.7. Voting Rights. Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, to the extent permitted or required by law, as determined by the Committee, Participants holding Shares of Restricted Stock may be granted the right to exercise full voting rights with respect to those

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Shares during the Period of Restriction. A Participant shall have no voting rights with respect to any Restricted Stock Units.

8.8. Dividends and Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock shall be credited with any cash dividends paid with respect to such Shares while they are so held, unless determined otherwise by the Committee. Such dividends shall be subject to the same terms and conditions, including the Period of Restriction, as relate to the original Shares of Restricted Stock. Except as set forth in the Award Agreement, in the event of (a) any adjustment as provided in Section 4.3, or (b) any shares or securities are received as a dividend, or an extraordinary dividend is paid in cash, on Shares of Restricted Stock, any new or additional Shares or securities or any extraordinary dividends paid in cash received by a recipient of Restricted Stock shall be subject to the same terms and conditions, including the Period of Restriction, as relate to the original Shares of Restricted Stock.

8.9. Termination of Employment or Service. Except as otherwise provided in this Section 8.9, during the Period of Restriction, any Restricted Stock Units and/or Shares of Restricted Stock held by a Participant shall be forfeited and revert to the Company (or, if Shares of Restricted Sock were sold to the Participant, the Participant shall be required to resell such Shares to the Company at cost) upon the Participant’s Termination or the failure to meet or satisfy any applicable performance goals or other terms, conditions and restrictions to the extent set forth in the applicable Award Agreement. Each applicable Award Agreement shall set forth the extent to which, if any, the Participant shall have the right to retain Restricted Stock Units and/or Shares of Restricted Stock following such Participant’s Termination. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the applicable Award Agreement, need not be uniform among all such Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for, or circumstances of, such Termination.

8.10. Compliance With Code Section 409A. Unless the Committee provides otherwise in an Award Agreement, each Restricted Stock Unit shall be paid in full to the Participant no later than the fifteenth day of the third month after the end of the first calendar year in which the Restricted Stock Unit is no longer subject to a “substantial risk of forfeiture” within the meaning of Code Section 409A. If the Committee provides in an Award Agreement that a Restricted Stock Unit is intended to be subject to Code Section 409A, the Award Agreement shall include terms that are intended to satisfy the requirements of Code Section 409A.

9. PERFORMANCE UNITS AND PERFORMANCE SHARES

9.1. Grant of Performance Units and Performance Shares. Subject to the terms of the Plan, Performance Units and/or Performance Shares may be granted to Participants other than Non-Employee Directors in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee, in accordance with the Plan. A Performance Unit or Performance Share entitles the Participant who receives such Award to receive Shares or cash upon the attainment of performance goals and/or satisfaction of other terms and conditions determined by the Committee when the Award is granted and set forth in the Award Agreement. Such entitlements of a Participant with respect to his or her outstanding Performance Unit or Performance Share shall be reflected by a bookkeeping entry in the records of the Company, unless otherwise provided by the Award Agreement. The terms and conditions of such Awards shall be consistent with the Plan and set forth in the Award Agreement and need not be uniform among all such Awards or all Participants receiving such Awards.

9.2. Value of Performance Units and Performance Shares. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Units and Performance Shares that will be paid out to the Participant.

9.3. Earning of Performance Units and Performance Shares. Subject to the terms of the Plan, after the applicable Performance Period has ended, the holder of Performance Units or Performance Shares shall be entitled to receive payment on the number and value of Performance Units or Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals and/or other terms and conditions have been achieved or satisfied. The Committee shall determine the extent to which any such pre-established performance goals and/or other terms

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and conditions of a Performance Unit or Performance Share are attained or not attained following conclusion of the applicable Performance Period. The Committee may, in its discretion, waive any such performance goals and/or other terms and conditions relating to any such Award.

9.4. Form and Timing of Payment of Performance Units and Performance Shares. Payment of earned Performance Units and Performance Shares shall be as determined by the Committee and as set forth in the Award Agreement. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance Units and Performance Shares in the form of cash or in Shares (or in a combination thereof) which have an aggregate Fair Market Value equal to the value of the earned Performance Units or Performance Shares as soon as practicable after the end of the Performance Period and following the Committee’s determination of actual performance against the performance goals and/or other terms and conditions established by the Committee. Such Shares may be granted subject to any restrictions imposed by the Committee, including pursuant to Section 20.10. The determination of the Committee with respect to the form of payment of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

9.5. Rights as a Stockholder. A Participant receiving a Performance Unit or Performance Share shall have the rights of a stockholder only as to Shares, if any, actually received by the Participant upon satisfaction or achievement of the terms and conditions of such Award and not with respect to Shares subject to the Award but not actually issued to such Participant.

9.6. Termination of Employment or Service. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Performance Units and/or Performance Shares following such Participant’s Termination. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the applicable Award Agreement, need not be uniform among all such Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for Termination.

9.7. Compliance With Code Section 409A. Unless the Committee provides otherwise in an Award Agreement, each Performance Unit and/or Performance Share that is considered deferred compensation subject to the requirements of Code Section 409A shall be paid in full to the Participant no later than the fifteenth day of the third month after the end of the first calendar year in which such Award is no longer subject to a “substantial risk of forfeiture” within the meaning of Code Section 409A. If the Committee provides in an Award Agreement that a Performance Share or Performance Unit is intended to be subject to Code Section 409A, the Award Agreement shall include terms that are intended to satisfy the requirements of Code Section 409A.

10. OTHER STOCK-BASED AWARDS

10.1. Other Stock-Based Awards. The Committee may grant types of equity-based or equity-related Awards not otherwise described by the terms of the Plan (including the grant or offer for sale of unrestricted Shares), in such amounts (subject to Article IV) and subject to such terms and conditions, as the Committee shall determine. Such Other Stock-Based Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares and may include Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States. The terms and conditions of such Awards shall be consistent with the Plan and set forth in the Award Agreement and need not be uniform among all such Awards or all Participants receiving such Awards.

10.2 Value of Other Stock-Based Awards. Each Other Stock-Based Award shall be expressed in terms of Shares or units based on Shares, as determined by the Committee. The Committee may establish performance goals in its discretion, and any such performance goals shall be set forth in the applicable Award Agreement. If the Committee exercises its discretion to establish performance goals, the number and/or value of Other Stock-Based Awards that will be paid out to the Participant will depend on the extent to which such performance goals are met.

10.3. Payment of Other Stock-Based Awards. Payment, if any, with respect to an Other Stock-Based Award shall be made in accordance with the terms of the Award, as set forth in the Award Agreement, in cash or Shares as the Committee determines.

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10.4. Termination of Employment or Service. The Committee shall determine the extent to which the Participant shall have the right to receive Other Stock-Based Awards following the Participant’s Termination. Such provisions shall be determined in the sole discretion of the Committee, such provisions may be included in the applicable Award Agreement, but need not be uniform among all Other Stock-Based Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for Termination.

10.5. Compliance With Code Section 409A. Unless the Committee provides otherwise in an Award Agreement, each Other Stock-Based Award that is considered deferred compensation subject to the requirements of Code Section 409A shall be paid in full to the Participant no later than the fifteenth day of the third month after the end of the first calendar year in which the Other Stock-Based Award is no longer subject to a “substantial risk of forfeiture” within the meaning of Code Section 409A. If the Committee provides in an Award Agreement that an Other Stock-Based Award is intended to be subject to Code Section 409A, the Award Agreement shall include terms that are intended to satisfy the requirements of Code Section 409A.

11. PERFORMANCE MEASURES

11.1. Performance Measures. The objective performance goals upon which the granting, payment and/or vesting of Awards to Covered Employees may occur may be based on any one or more of the following Performance Measures selected by the Committee (or such other performance criteria as determined by the Committee):

(a) Earnings per share;

(b) Net earnings or net income (before or after taxes);

(c) Net sales or revenue;

(d) Net operating profit;

(e) Return measures (including return on assets, capital, invested capital, equity, sales or revenue);

(f) Cash flow (including operating cash flow, free cash flow, cash flow return on equity and cash flow return on investment);

(g) Earnings before or after interest, taxes, depreciation and/or amortization;

(h) Gross or operating margins;

(i) Productivity ratios;

(j) Revenue growth;

(k) Expenses;

(l) Margins;

(m) Operating efficiency;

(n) Customer satisfaction;

(o) Working capital;

(p) Market share;

(q) Share price (including growth measures, market capitalization, total shareholder return and return relative to market indices); and

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(r) Economic value added or EVA (net operating profit after tax minus capital multiplied by the cost of capital).

Any Performance Measures may be used to measure the performance of the Company, its Affiliates, and/or Subsidiaries as a whole or any business unit of the Company, its Affiliates, and/or Subsidiaries or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Measures as compared to the performance of a group of comparator companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Company may select any Performance Measure as compared to various stock market indices.

11.2. Evaluation of Performance. The Committee may provide in any Award that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (a) asset write-downs, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) extraordinary, unusual and/or nonrecurring items of gain or loss, (f) acquisitions or divestitures, and (g) foreign exchange gains and losses.

12. DIVIDEND EQUIVALENTS

12.1. Dividend Equivalents. Unless otherwise provided by the Committee, no adjustment shall be made in the Shares issuable or taken into account under Awards on account of cash dividends that may be paid or other rights that may be issued to the holders of Shares prior to issuance of such Shares under such Award. The Committee may grant Dividend Equivalents based on the dividends declared on Shares that are subject to any Award, including any Award the payment or settlement of which is deferred pursuant to Section 20.6. Dividend Equivalents may be credited as of the dividend payment dates, during the period between the date the Award is granted and the date the Award becomes payable or terminates or expires. Any such Dividend Equivalents shall be subject to the same terms and conditions, including vesting conditions, as relate to the original Award, as well as such other limitations and/or restrictions determined by the Committee. Subject to the preceding sentence, Dividend Equivalents shall be converted to cash or additional Shares by such formula and at such time, and shall be paid at such times, as may be determined by the Committee. Unless the Award Agreement provides otherwise, Dividend Equivalents that are considered deferred compensation subject to the requirements of Code Section 409A shall be paid to the Participant at least annually, not later than the fifteenth day of the third month following the end of the calendar year in which the Dividend Equivalents are credited (or, if later, the fifteenth day of the third month following the end of the calendar year in which the Dividend Equivalents are no longer subject to a substantial risk of forfeiture within the meaning of Code Section 409A). Any Dividend Equivalents that are accumulated and paid after the date specified in the preceding sentence shall be explicitly set forth in a separate arrangement that provides for the payment of the dividend equivalents at a time and in a manner that satisfies the requirements of Code Section 409A. No Dividend Equivalents shall relate to Shares underlying an Option or SAR unless such Dividend Equivalent rights are explicitly set forth as a separate arrangement and do not cause any such Option or SAR to be subject to Code Section 409A.

13. TRANSFERABILITY OF AWARDS; BENEFICIARY DESIGNATION

13.1. Transferability of Incentive Stock Options. No ISO or Tandem SAR granted in connection with an ISO may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution or in accordance with Section 13.3. Further, all ISOs and Tandem SARs granted in connection with ISOs granted to a Participant shall be exercisable during his or her lifetime only by such Participant.

13.2. All Other Awards. Except as otherwise provided in Section 8.5 or Section 13.3 or a Participant’s Award Agreement or otherwise determined at any time by the Committee, no Award granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution; provided that the Committee may permit further transferability, on a general or a specific basis, and may impose conditions and limitations on any permitted transferability, subject to Section 13.1 and any applicable Period of Restriction. Further, except as otherwise provided in a Participant’s Award Agreement or otherwise determined at any time by the Committee, or unless the Committee decides to permit further transferability, subject to Section 13.1 and any applicable Period of

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Restriction, all Awards granted to a Participant under the Plan, and all rights with respect to such Awards, shall be exercisable or available during his or her lifetime only by or to such Participant. With respect to those Awards, if any, that are permitted to be transferred to another individual, references in the Plan to exercise or payment related to such Awards by or to the Participant shall be deemed to include, as determined by the Committee, the Participant’s permitted transferee. In the event any Award is exercised by or otherwise paid to the executors, administrators, heirs or distributees of the estate of a deceased Participant, or such a Participant’s beneficiary, or the transferee of an Award, in any such case, pursuant to the terms and conditions of the Plan and the applicable Award Agreement and in accordance with such terms and conditions as may be specified from time to time by the Committee, the Company shall be under no obligation to issue Shares thereunder unless and until the Company is satisfied, as determined in the discretion of the Committee, that the person or persons exercising such Award, or to receive such payment, are the duly appointed legal representative of the deceased Participant’s estate or the proper legatees or distributees thereof or the named beneficiary of such Participant, or the valid transferee of such Award, as applicable. Any purported assignment, transfer or encumbrance of an Award that does not comply with this Section 13.2 shall be void and unenforceable against the Company.

13.3. Beneficiary Designation. Each Participant may, from time to time, name any beneficiary or beneficiaries who shall be permitted to exercise his or her Option or SAR or to whom any benefit under the Plan is to be paid in case of the Participant’s death before he or she fully exercises his or her Option or SAR or receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such beneficiary designation, a Participant’s unexercised Option or SAR, or amounts due but remaining unpaid to such Participant, at the Participant’s death, shall be exercised or paid as designated by the Participant by will or by the laws of descent and distribution.

14. RIGHTS OF PARTICIPANTS

14.1. Rights or Claims. No individual shall have any rights or claims under the Plan except in accordance with the provisions of the Plan and any applicable Award Agreement. The grant of an Award under the Plan shall not confer any rights upon the Participant holding such Award other than such terms, and subject to such conditions, as are specified in the Plan as being applicable to such type of Award, or to all Awards, or as are expressly set forth in the Award Agreement evidencing such Award. Without limiting the generality of the foregoing, nothing contained in the Plan or in any Award Agreement shall be deemed to:

(a) Give any Employee or Non-Employee Director the right to be retained in the service of the Company, an Affiliate and/or a Subsidiary, whether in any particular position, at any particular rate of compensation, for any particular period of time or otherwise;

(b) Restrict in any way the right of the Company, an Affiliate and/or a Subsidiary to terminate, change or modify any Employee’s employment or any Non-Employee Director’s service as a Director at any time with or without Cause;

(c) Give any Employee or Non-Employee Director the right to receive any bonus, whether payable in cash or in Shares, or in any combination thereof, from the Company, an Affiliate and/or a Subsidiary, nor be construed as limiting in any way the right of the Company, an Affiliate and/or a Subsidiary to determine, in its sole discretion, whether or not it shall pay any Employee or Non-Employee Director bonuses, and, if so paid, the amount thereof and the manner of such payment; or

(d) Give any Participant any rights whatsoever with respect to an Award except as specifically provided in the Plan and the Award Agreement.

14.2. Adoption of the Plan. The adoption of the Plan shall not be deemed to give any Employee or Non-Employee Director or any other individual any right to be selected as a Participant or to be granted an Award, or, having been so selected, to be selected to receive a future Award.

14.3. Vesting. Notwithstanding any other provision of the Plan, a Participant’s right or entitlement to exercise or otherwise vest in any Award not exercisable or vested at the time of grant shall only result from

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continued services as a Non-Employee Director or continued employment with the Company or any Subsidiary or Affiliate, or satisfaction of any other performance goals or other conditions or restrictions applicable, by its terms, to such Award.

14.4. No Effects on Benefits. Payments and other compensation received by a Participant under an Award are not part of such Participant’s normal or expected compensation or salary for any purpose, including calculating termination, indemnity, severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments under any laws, plans, contracts, arrangements or otherwise. No claim or entitlement to compensation or damages arises from the termination of the Plan or diminution in value of any Award or Shares purchased or otherwise received under the Plan.

14.5. One or More Types of Awards. A particular type of Award may be granted to a Participant either alone or in addition to other Awards under the Plan.

15. CHANGE OF CONTROL

15.1. Treatment of Outstanding Awards. In the event of a Change of Control, unless otherwise specifically prohibited by any applicable laws, rules or regulations or otherwise provided in any applicable Award Agreement, as in effect prior to the occurrence of the Change of Control, specifically with respect to a Change of Control:

(a) Immediately prior to the occurrence of such Change of Control, any and all Options, SARs and Other Stock-Based Awards (if applicable) which are outstanding shall immediately become fully exercisable as to all Shares covered thereby, notwithstanding anything to the contrary in the Plan or the Award Agreement, and, in the event of a Participant’s Termination (including termination of employment or services with any successor of the Company, a Subsidiary or an Affiliate) under any circumstances during the one year period following the Change of Control, all Options, SARs and Other Stock-Based Awards (if applicable) held by such Participant (or such Participant’s beneficiary or transferee) shall remain exercisable at least until the first anniversary of such Termination or the expiration of the term of such Option, SAR or Other Stock-Based Award, if earlier.

(b) Immediately prior to the occurrence of such Change of Control, any restrictions, performance goals or other conditions applicable to Restricted Stock Units, Shares of Restricted Stock and Other Stock-Based Awards previously awarded to Participants shall be immediately canceled or deemed achieved, the Period of Restriction applicable thereto shall immediately terminate, and all restrictions on transfer, sale, assignment, pledge or other disposition applicable to any such Shares of Restricted Stock shall immediately lapse, notwithstanding anything to the contrary in the Plan or the Award Agreement.

(c) Immediately prior to the occurrence of such Change of Control, all Awards which are outstanding shall immediately become fully vested and nonforfeitable.

(d) The target payment opportunities attainable under any outstanding Awards of Performance Units, Performance Shares and other Awards shall be deemed to have been fully earned for the entire Performance Period(s) immediately prior to the effective date of the Change of Control, unless actual performance exceeds the target, in which case actual performance shall be used. There shall be paid out to each Participant holding such an Award denominated in Shares, not later than five (5) days prior to the effective date of the Change of Control, a pro rata number of Shares (or the equivalent Fair Market Value thereof, as determined by the Committee, in cash) based upon an assumed achievement of all relevant targeted performance goals, unless actual performance exceeds the target, in which case actual performance shall be used, and upon the length of time within the Performance Period which has elapsed prior to the Change of Control. Awards denominated in cash shall be paid pro rata to applicable Participants in cash within thirty (30) days following the effective date of the Change of Control, with the pro-ration determined as a function of the length of time within the Performance Period which has elapsed prior to the Change of Control, and based on an assumed achievement of all relevant targeted performance goals, unless actual performance exceeds the target, in which case actual performance shall be used.

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(e) Subject to Section 15.4, any Award the payment or settlement of which was deferred under Section 20.6 or otherwise shall be paid or distributed immediately prior to the Change of Control, except as otherwise provided by the Committee in accordance with Section 15.1(f).

(f) In its discretion, and on such terms and conditions as it deems appropriate, the Committee may provide, either by the terms of the Award Agreement applicable to any Award or by resolution adopted prior to the occurrence of the Change of Control, that any outstanding Award shall be adjusted by substituting for each Share subject to such Award immediately prior to the transaction resulting in the Change of Control the consideration (whether stock or other securities of the surviving corporation or any successor corporation to the Company, or a parent or subsidiary thereof, or that may be issuable by another corporation that is a party to the transaction resulting in the Change of Control) received in such transaction by holders of Shares for each Share held on the closing or effective date of such transaction, in which event the aggregate Option Price or Grant Price, as applicable, of the Award shall remain the same; provided, however, that if such consideration received in such transaction is not solely stock of a successor, surviving or other corporation, the Committee may provide for the consideration to be received upon exercise or payment of an Award, for each Share subject to such Award, to be solely stock or other securities of the successor, surviving or other corporation, as applicable, equal in fair market value, as determined by the Committee, to the per-Share consideration received by holders of Shares in such transaction.

(g) In its discretion, and on such terms and conditions as it deems appropriate, the Committee may provide, either by the terms of the Award Agreement applicable to any Award or by resolution adopted prior to the occurrence of the Change of Control, that any outstanding Award (or portion thereof) shall be converted into a right to receive cash, on or as soon as practicable following the closing date or expiration date of the transaction resulting in the Change of Control in an amount equal to the highest value of the consideration to be received in connection with such transaction for one Share, or, if higher, the highest Fair Market Value of a Share during the thirty (30) consecutive business days immediately prior to the closing date or expiration date of such transaction, less the per-Share Option Price, Grant Price or outstanding unpaid purchase price, as applicable to the Award, multiplied by the number of Shares subject to such Award, or the applicable portion thereof.

(h) The Committee may, in its discretion, provide that an Award can or cannot be exercised after, or will otherwise terminate or not terminate as of, a Change of Control.

15.2. No Implied Rights; Other Limitations. No Participant shall have any right to prevent the consummation of any of the acts described in Section 4.3 or 15.1 affecting the number of Shares available to, or other entitlement of, such Participant under the Plan or such Participant’s Award. Any actions or determinations of the Committee under this Article XV need not be uniform as to all outstanding Awards, nor treat all Participants identically. Notwithstanding the adjustments described in Section 15.1, in no event may any Option or SAR be exercised after ten (10) years from the date it was originally granted, and any changes to ISOs pursuant to this Article XV shall, unless the Committee determines otherwise, only be effective to the extent such adjustments or changes do not cause a “modification” (within the meaning of Section 424(h)(3) of the Code) of such ISOs or adversely affect the tax status of such ISOs.

15.3. Termination, Amendment, and Modifications of Change of Control Provisions. Notwithstanding any other provision of the Plan (but subject to the limitations of Section 15.1(g), the last sentence of Section 16.1 and Section 16.2) or any Award Agreement provision, the provisions of this Article XV may not be terminated, amended, or modified on or after the date of a Change of Control to materially impair any Participant’s Award theretofore granted and then outstanding under the Plan without the prior written consent of such Participant.

15.4. Compliance with Code Section 409A. Notwithstanding any other provisions of the Plan or any Award Agreement to the contrary, if a Change of Control that is not a Qualified Change of Control occurs, and payment or distribution of an Award constituting deferred compensation subject to Code Section 409A would otherwise be made or commence on the date of such Change of Control (pursuant to the Plan, the Award Agreement or otherwise), (a) the vesting of such Award shall accelerate in accordance with the Plan and the Award Agreement, (b) such payment or distribution shall not be made or commence prior to the earliest date on which Code Section 409A permits such payment or distribution to be made or commence without additional taxes or penalties under Code Section 409A, and (c) in the event any such payment or distribution is deferred

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in accordance with the immediately preceding clause (b), such payment or distribution that would have been made prior to the deferred payment or commencement date, but for Code Section 409A, shall be paid or distributed on such earliest payment or commencement date, together, if determined by the Committee, with interest at the rate established by the Committee. The Committee shall not extend the period to exercise an Option or Stock Appreciation Right to the extent that such extension would cause the Option or Stock Appreciation Right to become subject to Code Section 409A. Additionally, the Committee shall not take any action pursuant to this Article XV that would cause an Award that is otherwise exempt from Code Section 409A to become subject to Code Section 409A, or that would cause an Award that is subject to Code Section 409A to fail to satisfy the requirements of Code Section 409A.

16. AMENDMENT, MODIFICATION, AND TERMINATION

16.1. Amendment, Modification, and Termination. The Board may, at any time and with or without prior notice, amend, alter, suspend, or terminate the Plan, and the Committee may, to the extent permitted by the Plan, amend the terms of any Award theretofore granted, including any Award Agreement, in each case, retroactively or prospectively; provided, however, that no such amendment, alteration, suspension, or termination of the Plan shall be made which, without first obtaining approval of the stockholders of the Company (where such approval is necessary to satisfy (i) the then-applicable requirements of Rule 16b-3, (ii) any requirements under the Code relating to ISOs, or (iii) any applicable law, regulation or rule (including the applicable regulations and rules of the SEC and any national securities exchange)), would:

(a) except as is provided in Section 4.3, increase the maximum number of Shares which may be sold or awarded under the Plan or increase the maximum limitations set forth in Section 4.2;

(b) except as is provided in Section 4.3, decrease the minimum Option Price or Grant Price requirements of Sections 6.3 and 7.2, respectively;

(c) change the class of persons eligible to receive Awards under the Plan;

(d) extend the duration of the Plan or the period during which Options or SARs may be exercised under Section 6.4 or 7.6, as applicable; or

(e) otherwise require stockholder approval to comply with any applicable law, regulation or rule (including the applicable regulations and rules of the SEC and any national securities exchange).

In addition, (A) no such amendment, alteration, suspension or termination of the Plan or any Award theretofore granted, including any Award Agreement, shall be made which would materially impair the previously accrued rights of a Participant under any outstanding Award without the written consent of such Participant, provided, however, that the Board may amend or alter the Plan and the Committee may amend or alter any Award, including any Agreement, either retroactively or prospectively, without the consent of the applicable Participant, (x) so as to preserve or come within any exemptions from liability under Section 16(b) of the Exchange Act, pursuant to the rules and releases promulgated by the SEC (including Rule 16b-3), or (y) if the Board or the Committee determines in its discretion that such amendment or alteration either (I) is required or advisable for the Company, the Plan or the Award to satisfy, comply with or meet the requirements of any law, regulation, rule or accounting standard or (II) is not reasonably likely to significantly diminish the benefits provided under such Award, or that such diminishment has been or will be adequately compensated, and (B) except as is provided in Section 4.3, but notwithstanding any other provisions of the Plan, neither the Board nor the Committee may take any action (1) to amend the terms of an outstanding Option or SAR to reduce the Option Price or Grant Price thereof, cancel an Option or SAR and replace it with a new Option or SAR with a lower Option Price or Grant Price, or that has an economic effect that is the same as any such reduction or cancellation; or (2) to cancel an outstanding Option or SAR having an Option Price or Grant Price above the then-current Fair Market Value of the Shares in exchange for the grant of another type of Award, without, in each such case, first obtaining approval of the stockholders of the Company of such action.

16.2. Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Board or the Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including the events described in Section 4.3) affecting the Company or the financial statements of the Company or of changes in applicable laws,

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regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. Any such adjustment with respect to an Award intended to be an ISO shall be made only to the extent consistent with such intent, unless the Board or the Committee determines otherwise. Additionally, neither the Board nor the Committee shall not make any adjustment pursuant to this Article XVI that would cause an Award that is otherwise exempt from Code Section 409A to become subject to Code Section 409A, or that would cause an Award that is subject to Code Section 409A to fail to satisfy the requirements of Code Section 409A. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan.

17. TAX WITHHOLDING AND OTHER TAX MATTERS

17.1. Tax Withholding. The Company and/or any Subsidiary or Affiliate are authorized to withhold from any Award granted or payment due under the Plan the amount of all Federal, state, local and non-United States taxes due in respect of such Award or payment and take any such other action as may be necessary or appropriate, as determined by the Committee, to satisfy all obligations for the payment of such taxes. The recipient of any payment or distribution under the Plan shall make arrangements satisfactory to the Company, as determined in the Committee’s discretion, for the satisfaction of any tax obligations that arise by reason of any such payment or distribution. The Company shall not be required to make any payment or distribution under or relating to the Plan or any Award until such obligations are satisfied or such arrangements are made, as determined by the Committee in its discretion.

17.2. Withholding or Tendering Shares. Without limiting the generality of Section 17.1, the Committee may in its discretion permit a Participant to satisfy or arrange to satisfy, in whole or in part, the tax obligations incident to an Award by: (a) electing to have the Company withhold Shares or other property otherwise deliverable to such Participant pursuant to his or her Award and/or (b) tendering to the Company Shares owned by such Participant (or by such Participant and his or her spouse jointly) and purchased or held for the requisite period of time as may be required to avoid the Company’s or the Affiliates’ or Subsidiaries’ incurring an adverse accounting charge, based, in each case, on the Fair Market Value of the Shares on the payment date as determined by the Committee. All such elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate. For avoidance of doubt, the amount of any Shares so withheld under (a) may exceed the amount necessary to satisfy the minimum required Federal, state, local and non-United States withholding obligations.

17.3. Restrictions. The satisfaction of tax obligations pursuant to this Article XVII shall be subject to such restrictions as the Committee may impose, including any restrictions required by applicable law or the rules and regulations of the SEC, and shall be construed consistent with an intent to comply with any such applicable laws, rule and regulations.

17.4. Special ISO Obligations. The Committee may require a Participant to give prompt written notice to the Company concerning any disposition of Shares received upon the exercise of an ISO within: (i) two (2) years from the date of granting such ISO to such Participant or (ii) one (1) year from the transfer of such Shares to such Participant or (iii) such other period as the Committee may from time to time determine. The Committee may direct that a Participant with respect to an ISO undertake in the applicable Award Agreement to give such written notice described in the preceding sentence, at such time and containing such information as the Committee may prescribe, and/or that the certificates evidencing Shares acquired by exercise of an ISO refer to such requirement to give such notice.

17.5. Section 83(b) Election. If a Participant makes an election under Section 83(b) of the Code to be taxed with respect to an Award as of the date of transfer of Shares rather than as of the date or dates upon which the Participant would otherwise be taxable under Section 83(a) of the Code, such Participant shall deliver a copy of such election to the Company immediately after filing such election with the Internal Revenue Service. Neither the Company nor any Subsidiary or Affiliate shall have any liability or responsibility relating to or arising out of the filing or not filing of any such election or any defects in its construction.

17.6. No Guarantee of Favorable Tax Treatment. Although the Company intends to administer the Plan so that Awards will be exempt from, or will comply with, the requirements of Code Section 409A, the

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Company does not warrant that any Award under the Plan will qualify for favorable tax treatment under Code Section 409A or any other provision of federal, state, local, or non-United States law. The Company shall not be liable to any Participant for any tax, interest, or penalties the Participant might owe as a result of the grant, holding, vesting, exercise, or payment of any Award under the Plan.

18. LIMITS OF LIABILITY; INDEMNIFICATION

18.1. Limits of Liability.

(a) Any liability of the Company or a Subsidiary or Affiliate to any Participant with respect to any Award shall be based solely upon contractual obligations created by the Plan and the Award Agreement.

(b) None of the Company, any Subsidiary, any Affiliate, any member of the Board or the Committee or any other person participating in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, shall have any liability, in the absence of bad faith, to any party for any action taken or not taken in connection with the Plan, except as may expressly be provided by statute.

(c) Each member of the Committee, while serving as such, shall be considered to be acting in his or her capacity as a director of the Company. Members of the Board of Directors and members of the Committee acting under the Plan shall be fully protected in relying in good faith upon the advice of counsel and shall incur no liability except for gross negligence or willful misconduct in the performance of their duties.

(d) The Company shall not be liable to a Participant or any other person as to: (i) the non-issuance of Shares as to which the Company has been unable to obtain from any regulatory body having relevant jurisdiction the authority deemed by the Committee or the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, and (ii) any tax consequence expected, but not realized, by any Participant or other person due to the receipt, exercise or settlement of any Option or other Award.

18.2. Indemnification. Subject to the requirements of Delaware law, each individual who is or shall have been a member of the Committee or of the Board, or an officer of the Company to whom authority was delegated in accordance with Article III, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of the individual’s own willful misconduct or except as provided by statute. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individual may be entitled under the Company’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify or hold harmless such individual.

19. SUCCESSORS

19.1. General. All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

20. MISCELLANEOUS

20.1. Drafting Context. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural. The words “Article,” “Section,” and “paragraph” herein shall refer to provisions of the Plan, unless expressly indicated otherwise. The words “include,” “includes,” and “including” herein shall be deemed to be

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followed by “without limitation” whether or not they are in fact followed by such words or words of similar import, unless the context otherwise requires.

20.2. Forfeiture Events.

(a) Notwithstanding any provision of the Plan to the contrary, the Committee shall have the authority to determine (and may so provide in any Award Agreement) that a Participant’s (including his or her estate’s, beneficiary’s or transferee’s) rights (including the right to exercise any Option or SAR), payments and benefits with respect to any Award shall be subject to reduction, cancellation or forfeiture in the event of the Participant’s Termination for Cause or due to voluntary resignation; material violation of the Company’s or a Subsidiary’s or Affiliate’s policies; willful breach of fiduciary duty; willful unauthorized disclosure of any trade secret or confidential information of the Company or a Subsidiary or Affiliate; breach of applicable noncompetition, nonsolicitation, confidentiality or other restrictive covenants; or other misconduct or unauthorized activity that is substantially detrimental to the business, reputation or interests of the Company and/or any Subsidiary or Affiliate; or upon the occurrence of certain events specified in the applicable Award Agreement (in any such case, whether or not the Participant is then an Employee or Non-Employee Director). The determination of whether a Participant’s conduct, activities or circumstances are described in the immediately preceding sentence shall be made by the Committee in its good faith discretion, and pending any such determination, the Committee shall have the authority to suspend the exercise, payment, delivery or settlement of all or any portion of such Participant’s outstanding Awards pending an investigation of the matter.

(b) Notwithstanding any provision of the Plan to the contrary, the Committee shall have the authority to determine (and may so provide in any Award Agreement) that a Participant’s (including his or her estate’s, beneficiary’s or transferee’s) rights, payments and benefits with respect to any Covered Award shall be subject to recoupment in the event of the Participant’s Termination for Cause; willful breach of fiduciary duty; willful unauthorized disclosure of any trade secret or confidential information of the Company or a Subsidiary or Affiliate; or other misconduct or unauthorized activity that is substantially detrimental to the business, reputation or interests of the Company and/or any Subsidiary or Affiliate; or upon the occurrence of certain events specified in the applicable Award Agreement (in any such case, whether or not the Participant is then an Employee or Non-Employee Director). The determination of whether a Participant’s conduct, activities or circumstances are described in the immediately preceding sentence shall be made by the Committee in its good faith discretion. “Covered Award” means an Award granted at any time during the then current fiscal year and the two full fiscal years prior to the date on which the Committee makes a determination in a manner consistent with Section 20.2(b). For the avoidance of doubt, an Award (or any portion thereof) which would have been delivered but for a deferral pursuant to a deferred compensation arrangement made available by the Company shall be subject to the provisions of this Section 20.2(b) (to the extent it is a “Covered Award”) but not subject to the provisions of Section 20.2(a).

(c) If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, if the Participant knowingly or grossly negligently engaged in the misconduct, or knowingly or grossly negligently failed to prevent the misconduct, or if the Participant is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, the Participant shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve- (12-) month period following the first public issuance or filing with the SEC (whichever just occurred) of the financial document embodying such financial reporting requirement.

20.3. Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

20.4. Transfer, Leave of Absence. For purposes of the Plan, a transfer of an Employee from the Company to an Affiliate or Subsidiary (or, for purposes of any ISO granted under the Plan, only a Subsidiary), or vice versa, or from one Affiliate or Subsidiary to another (or in the case of an ISO, only from one Subsidiary to another), and a leave of absence, duly authorized in writing by the Company or a Subsidiary or Affiliate, shall not be deemed a Termination of the Employee for purposes of the Plan or with respect to any Award (in the case of ISOs, to the extent permitted by the Code). The Committee shall have the discretion to determine the effects upon any Award, upon an individual’s status as an Employee or Non-Employee Director for purposes of

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the Plan (including whether a Participant shall be deemed to have experienced a Termination or other change in status) and upon the exercisability, vesting, termination or expiration of any Award in the case of: (a) any Participant who is employed by an entity that ceases to be an Affiliate or Subsidiary (whether due to a spin-off or otherwise), (b) any transfer of a Participant between locations of employment with the Company, an Affiliate, and/or Subsidiary or between the Company, an Affiliate or Subsidiary or between Affiliates or Subsidiaries, (c) any leave of absence of a Participant, (d) any change in a Participant’s status from an Employee to a Non-Employee Director, or vice versa; and (e) upon approval by the Committee, any Employee who experiences a Termination but becomes employed by a partnership, joint venture, corporation or other entity not meeting the requirements of an Affiliate or Subsidiary, subject, in each case, to the requirements of Code Section 422 applicable to any ISOs and Code Section 409A applicable to any Options and SARs.

20.5. Exercise and Payment of Awards. An Award shall be deemed exercised or claimed when the Secretary of the Company or any other Company official or other person designated by the Committee for such purpose receives appropriate written notice from a Participant, in form acceptable to the Committee, together with payment of the applicable Option Price, Grant Price or other purchase price, if any, and compliance with Article XVII, in accordance with the Plan and such Participant’s Award Agreement.

20.6. Deferrals. To the extent provided in the Award Agreement, the Committee may permit or require a Participant to defer such Participant’s receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the lapse or waiver of the Period of Restriction or other restrictions with respect to Restricted Stock or the payment or satisfaction of Restricted Stock Units, Performance Units, Performance Shares, or Other Stock-Based Awards. If any such deferral election is required or permitted, (a) such deferral shall represent an unfunded and unsecured obligation of the Company and shall not confer the rights of a stockholder unless and until Shares are issued thereunder; (b) the number of Shares subject to such deferral shall, until settlement thereof, be subject to adjustment pursuant to Section 4.3; and (c) the Committee shall establish rules and procedures for such deferrals and payment or settlement thereof, which may be in cash, Shares or any combination thereof, and such deferrals may be governed by the terms and conditions of any deferred compensation plan of the Company or Affiliate specified by the Committee for such purpose. Notwithstanding any provisions of the Plan to the contrary, in no event shall any deferral under this Section 20.6 be permitted if the Committee determines that such deferral would result in the imposition of additional tax under Code Section 409A.

20.7. No Effect on Other Plans. Neither the adoption of the Plan nor anything contained herein shall affect any other compensation or incentive plans or arrangements of the Company or any Subsidiary or Affiliate, or prevent or limit the right of the Company or any Subsidiary or Affiliate to establish any other forms of incentives or compensation for their directors, officers or eligible employees or grant or assume options or other rights otherwise than under the Plan.

20.8. Section 16 of Exchange Act. Unless otherwise stated in the Award Agreement, notwithstanding any other provision of the Plan, any Award granted to an Insider shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3) that are requirements for the application of such exemptive rule, and the Plan and the Award Agreement shall be deemed amended to the extent necessary to conform to such limitations.

20.9. Requirements of Law; Limitations on Awards.

(a) The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

(b) If at any time the Committee shall determine, in its discretion, that the listing, registration and/or qualification of Shares upon any securities exchange or under any state, Federal or non-United States law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of Shares hereunder, the Company shall have no obligation to allow the grant, exercise or payment of any Award, or to issue or deliver evidence of title for Shares issued under the Plan, in whole or in part, unless and until such listing, registration, qualification, consent and/or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Committee.

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(c) If at any time counsel to the Company shall be of the opinion that any sale or delivery of Shares pursuant to an Award is or may be in the circumstances unlawful or result in the imposition of excise taxes on the Company or any Subsidiary or Affiliate under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act, or otherwise with respect to Shares or Awards and the right to exercise or payment of any Option or Award shall be suspended until, in the opinion of such counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company or any Subsidiary or Affiliate.

(d) Upon termination of any period of suspension under this Section 20.10, any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all Shares available before such suspension and as to the Shares which would otherwise have become available during the period of such suspension, but no suspension shall extend the term of any Award.

(e) The Committee may require each person receiving Shares in connection with any Award under the Plan to represent and agree with the Company in writing that such person is acquiring such Shares for investment without a view to the distribution thereof, and/or provide such other representations and agreements as the Committee may prescribe. The Committee, in its absolute discretion, may impose such restrictions on the ownership and transferability of the Shares purchasable or otherwise receivable by any person under any Award as it deems appropriate. Any such restrictions shall be set forth in the applicable Award Agreement, and the certificates evidencing such shares may include any legend that the Committee deems appropriate to reflect any such restrictions.

(f) An Award and any Shares received upon the exercise or payment of an Award shall be subject to such other transfer and/or ownership restrictions and/or legending requirements as the Committee may establish in its discretion and may be referred to on the certificates evidencing such Shares, including restrictions under applicable Federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

20.10. Participants Deemed to Accept Plan. By accepting any benefit under the Plan, each Participant and each person claiming under or through any such Participant shall be conclusively deemed to have indicated their acceptance and ratification of, and consent to, all of the terms and conditions of the Plan and any action taken under the Plan by the Board, the Committee or the Company, in any case in accordance with the terms and conditions of the Plan.

20.11. Governing Law. The Plan and all Award Agreements and other agreements hereunder shall be construed in accordance with and governed by the laws of the state of Delaware, without giving effect to the choice of law principles thereof, except to the extent superseded by applicable United States federal law. Unless otherwise provided in the Agreement, Participants are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of Delaware, to resolve any and all issues that may arise out of or relate to the Plan or any related Award Agreement.

20.12. Plan Unfunded. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the issuance of Shares or the payment of cash upon exercise or payment of any Award. Proceeds from the sale of Shares pursuant to Options or other Awards granted under the Plan shall constitute general funds of the Company.

20.13. Administration Costs. The Company shall bear all costs and expenses incurred in administering the Plan, including expenses of issuing Shares pursuant to any Options or other Awards granted hereunder.

20.14. Uncertificated Shares. To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may nevertheless be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

C-29 | 2025 Proxy Statement First American Financial Corporation

Appendix C. Amended and Restated 2020 Incentive Compensation Plan

20.15. No Fractional Shares. An Option or other Award shall not be exercisable with respect to a fractional Share or the lesser of fifty (50) shares or the full number of Shares then subject to the Option or other Award. No fractional Shares shall be issued upon the exercise or payment of an Option or other Award.

20.16. Deferred Compensation. If any Award would be considered deferred compensation as defined under Code Section 409A and would fail to meet the requirements of Code Section 409A, then such Award shall be null and void; provided, however, that the Committee may permit deferrals of compensation pursuant to the terms of a Participant’s Award Agreement, a separate plan, or a subplan which (in each case) meets the requirements of Code Section 409A. Additionally, to the extent any Award is subject to Code Section 409A, notwithstanding any provision herein to the contrary, the Plan does not permit the acceleration of the time or schedule of any distribution related to such Award, except as permitted by Code Section 409A.

20.17. Employees Based Outside of the United States. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws or practices of countries other than the United States in which the Company, any Affiliate, and/or any Subsidiary operates or has Employees or Non-Employee Directors, the Committee, in its sole discretion, shall have the power and authority to:

(a) Determine which Affiliates and Subsidiaries shall be covered by the Plan;

(b) Determine which Employees and/or Non-Employee Directors outside the United States are eligible to participate in the Plan;

(c) Grant Awards (including substitutes for Awards), and modify the terms and conditions of any Awards, on such terms and conditions as the Committee determines necessary or appropriate to permit participation in the Plan by individuals otherwise eligible to so participate who are non-United States nationals or employed outside the United States, or otherwise to comply with applicable non-United States laws or conform to applicable requirements or practices of jurisdictions outside the United States;

(d) Establish subplans and adopt or modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable. Any subplans and modifications to Plan terms and procedures established under this Section 20.17 by the Committee shall be attached to the Plan as appendices; and

(e) Take any action, before or after an Award is made, that the Committee, in its discretion, deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals.

Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate any applicable law.

First American Financial Corporation 2025 Proxy Statement | C-30

1 First American Way, Santa Ana, CA 92707

800.854.3643▼www.firstam.com▼NYSE: FAF

First American Financial Corporation

2025 ANNUAL MEETING OF STOCKHOLDERS

Tuesday, May 13, 2025

1:00 PM, Pacific Time

To register to attend and/or participate in the virtual meeting, please follow the instructions below:

•
Visit register.proxypush.com/faf on your smartphone, tablet or computer.
•
As a stockholder, you will then be required to enter your control number which is located in the upper right-hand corner on the reverse side of this proxy card.

After registering, you will receive a confirmation email. Approximately one hour prior to the start of the meeting an email will be sent to the email address you provided during registration with a unique link to the virtual meeting.

Your Vote Is Important to the Company!

First American Financial Corporation
1 First American Way	proxy
Santa Ana, California 92707

This proxy is solicited by the Board of Directors for the Annual Meeting on May 13, 2025, held in a virtual-only meeting format online via live webcast using a unique link to be provided by email after registering at register.proxypush.com/FAF.

The undersigned stockholder of First American Financial Corporation hereby revokes all previously granted proxies and appoints Kenneth D. DeGiorgio and Lisa W. Cornehl (the "Named Proxies"), and each or any of them, as proxies and true and lawful attorneys-in-fact of the undersigned with full power to act without the other and with full power of substitution, and authorizes them to represent and to vote, as designated on the reverse side of this card, all the shares of common stock of First American Financial Corporation which the undersigned is entitled to vote at the annual meeting of stockholders to be held May 13, 2025, at 1:00 PM, Pacific Time, virtually via live webcast using a unique link to be provided by email after registering at register.proxypush.com/FAF and any adjournments or postponements thereof.

IF THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED ON THE REVERSE SIDE OF THIS PROXY CARD. WHERE NO DIRECTION IS GIVEN BUT THE CARD IS SIGNED, SHARES WILL BE VOTED FOR EACH NOMINEE IN ITEM 1, FOR ITEMS 2, 3, 4 AND 5 AND AGAINST ITEM 6.

In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournments or postponements thereof. In the event that any of the nominees named on the reverse side of this card are unavailable for election or unable to serve, the shares represented by this proxy may be voted for a substitute nominee selected by the Board of Directors.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendations. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 13, 2025: First American Financial Corporation’s notice of annual meeting and proxy statement, annual report and other proxy materials are available at www.firstam.com/proxymaterials.

See reverse for voting instructions.

First American Financial Corporation	Shareowner Services P.O. Box 64945

St. Paul, MN 55164-0945

Vote by Internet, Telephone or Mail

24 Hours a Day, 7 Days a Week

Your phone or Internet vote authorizes the Named
Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET/MOBILE –

Before the meeting– www.proxypush.com/faf
Use the Internet to vote your proxy until 11:59 p.m. (CT) on May 12, 2025.

During the meeting – using a unique link to be provided by email after registering at register.proxypush.com/FAF – You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box in the upper right corner of this proxy card available and follow the instructions.

PHONE – 1-866-883-3382 Use a touch-tone telephone to vote your proxy until 11:59 p.m. (CT) on May 12, 2025.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided in time to be received by May 12, 2025.

If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Proxy Card.

TO VOTE BY MAIL AS THE BOARD OF DIRECTORS RECOMMENDS ON ALL ITEMS BELOW,
SIMPLY SIGN, DATE, AND RETURN THIS PROXY CARD.

The Board of Directors Recommends a Vote FOR Each Nominee in Item 1 and FOR Items 2, 3, 4 and 5. The Board of Directors Recommends a Vote AGAINST Item 6.

1.	Election of Class III director nominees:	01 Reginald H. Gilyard	☐	For	☐	Against	☐	Abstain
		02 Parker S. Kennedy	☐	For	☐	Against	☐	Abstain
		03 Mark C. Oman	☐	For	☐	Against	☐	Abstain

2.	Advisory vote to approve executive compensation.		☐	For	☐	Against	☐	Abstain

3.	To approve an amendment to the Amended and Restated Certificate of Incorporation to provide for officer exculpation.		☐	For	☐	Against	☐	Abstain

4.	To approve an amendment and restatement of the 2020 Incentive Compensation Plan.		☐	For	☐	Against	☐	Abstain

5.	To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.		☐	For	☐	Against	☐	Abstain

6.	To vote on a non-binding stockholder proposal requesting simple majority voting requirements, if properly presented at the meeting.		☐	For	☐	Against	☐	Abstain

To transact any other matters that may properly come before the Annual Meeting or any adjournments or postponements thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH NOMINEE IN ITEM 1, FOR ITEMS 2, 3, 4 AND 5 AND AGAINST ITEM 6.

Address Change? Mark box, sign, and indicate changes below: 	Date

Signature(s) in Box

Please sign exactly as your name(s) appears on this Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations or partnerships should provide full name of corporation or partnership and title of authorized officer signing the Proxy.